EXCHANGE AGREEMENT

AMONG

BIOTRICITY INC.

(formerly known as Metasolutions, Inc.)

AND

1061806 B.C. LTD.

AND

1062024 B.C. LTD.

AND

IMEDICAL INNOVATION INC.

AND

SHAREHOLDERS OF IMEDICAL INNOVATION INC.

FEBRUARY 2, 2016

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TABLE OF CONTENTS

Page

ARTICLE 1 INTERPRETATION

2

1.1

Definitions

2

1.2

Currency

9

1.3

Interpretation Not Affected by Headings

9

1.4

Knowledge and Disclosure

9

1.5

Extended Meanings, Etc.

9

1.6

Date of any Action

10

1.7

Performance of the Exchangeco's Obligations

10

1.8

Schedules

10

ARTICLE 2 THE ACQUISITION

10

2.1

Acquisition

10

2.2

Consideration Mechanics

10

2.3

Canadian Income Tax Elections

12

2.4

U.S. Federal Income Tax Matters

12

ARTICLE 3 CERTIFICATES AND PAYMENTS

13

3.1

Payments of Consideration

13

3.2

Dividends and Distributions

14

3.3

Fractional Shares

14

3.4

Loss of Certificates

14

3.5

Extinction of Rights

15

3.6

Withholding Rights

15

ARTICLE 4 RIGHTS OF THE PARENT AND CALLCO TO ACQUIRE EXCHANGEABLE SHARES

15

4.1

Liquidation Call Right.

15

4.2

Redemption Call Right.

17

4.3

Change of Law Call Right.

18

ARTICLE 5 REPRESENTATIONS AND WARRANTIES

20

5.1

Representations and Warranties of the Company

20

5.2

Representations and Warranties of the Shareholders

24

5.3

Representations and Warranties of the Exchangeco, Callco and the Parent

26

5.4

Survival of Representations and Warranties

34

ARTICLE 6 COVENANTS REGARDING THE CONDUCT OF BUSINESS

35

6.1

Covenants of the Company

35

6.2

Covenants of the Parent

36

ARTICLE 7 ADDITIONAL COVENANTS

37

7.1

Covenants with Respect to Exchangeable Share Structure

37

7.2

Mutual Covenants

39

7.3

Board and Management

40

7.4

Payment of Dividends Prior to Effective Time

40

7.5

Indemnification by Shareholders

40

ARTICLE 8 TERMINATION

41

8.1

Termination

41

8.2

Void upon Termination

41

ARTICLE 9 CONDITIONS PRECEDENT

42

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TABLE OF CONTENTS

(continued)

Page

9.1

Mutual Conditions Precedent

42

9.2

Additional Conditions Precedent to the Obligations of the Company

42

9.3

Additional Conditions Precedent to the Obligations of the Exchangeco, Callco and the Parent  43

ARTICLE 10 GENERAL

44

10.1

Independent Legal Advice

44

10.2

Notices

44

10.3

Expenses

45

10.4

No Assignment

45

10.5

Benefit of Agreement

45

10.6

Time of Essence

45

10.7

Public Announcements

46

10.8

Governing Law; Attornment; Service of Process; Waiver of Jury Trial

46

10.9

Entire Agreement

46

10.10

Third Party Beneficiaries

46

10.11

Amendment

46

10.12

Waiver and Modifications

47

10.13

Severability

47

10.14

Further Assurances

47

10.15

Counterparts

47

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EXCHANGE AGREEMENT

THIS AGREEMENT is made as of February 2, 2016

AMONG

BIOTRICITY INC. (formerly known as Metasolutions, Inc.), a corporation incorporated under the laws of the State of Nevada

(the "Parent")

- and -

1061806 B.C. LTD., a corporation incorporated under the laws of the Province of British Columbia

("Callco")

- and -

1062024 B.C. LTD., a corporation incorporated under the laws of the Province of British Columbia

(the "Exchangeco")

- and -

IMEDICAL INNOVATION INC., a corporation incorporated under the laws of the Province of Ontario

(the "Company")

- and -

SHAREHOLDERS of the Company, who have signed this Agreement or who have agreed to be bound by this Agreement, as more particularly listed in Schedule A hereto.

WHEREAS the Parent, directly and through the Exchangeco, proposes to acquire all of the Common Shares held by the Shareholders as provided in this Agreement;

AND WHEREAS the Board of Directors of the Company has unanimously determined that the Acquisition is fair to the Securityholders and that it is in the best interests of the Company and the Shareholders to enter into this Agreement;

NOW THEREFORE in consideration of the premises and the covenants and agreements herein contained, the Parties agree as follows:

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ARTICLE 1
INTERPRETATION

1.1

Definitions

In this Agreement:

"1933 Act" means the United States Securities Act of 1933, as amended;

"1934 Act" means the United States Securities Exchange Act of 1934, as amended;

"Accredited Investor" means:

(a)

any bank as defined in section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of 1934 Act; any insurance company as defined in section 2(a)(13) of the 1933 Act; any investment company registered under the Investment Company Act or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such a plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of ERISA if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b)

any private business development company as defined in section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended;

(c)

any organization described in section 501(c)(3) of the U.S. Tax Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

(d)

any director, executive officer, general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e)

any natural person (including an Individual Retirement Account owned by such person) whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds US$1,000,000 (where, for purposes of calculating "net worth", (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in

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excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability);

(f)

any natural person (including an Individual Retirement Account owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(g)

any trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act (generally meaning a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment); or

(h)

any entity in which all of the equity owners meet the requirements of at least one of the above categories (a) through (g);

"Acquisition" means the direct and indirect acquisition by Parent of 100% of the outstanding shares of the Company pursuant to the terms hereof;

"affiliate" and "associate" have the meanings respectively ascribed thereto under the Securities Act (Ontario);

"Advisor Warrants" means, at any time, warrants to acquire Common Shares, other than the Warrants, which were issued to advisors by the Company as compensation and which are, at such time, outstanding and unexercised;

"Advisory Warrantholder" means a holder of Advisor Warrants;

"Agreement" means this Exchange Agreement (including the Schedules attached hereto) as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof;

"Ancillary Rights" means the interest of holder of Exchangeable Shares as a beneficiary of the trust created by the Voting and Exchange Trust Agreement;

"BCBCA" means the Business Corporations Act (British Columbia);

"Board of Directors" means the board of directors of the Company as constituted from time to time;

"Business Day" means a day other than a Saturday, a Sunday or any other day on which major commercial banking institutions in Toronto, Ontario or New York City, New York are closed for business;

"Call Rights" means, collectively, the Change of Law Call Right, the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right (as defined in the Exchangeable Share Provisions);

"Callco" means 1061806 B.C. LTD., a direct wholly-owned subsidiary of the Parent existing under the laws of the Province of British Columbia, or any other direct or indirect wholly-owned subsidiary of the Parent designated by the Parent from time to time in replacement thereof;

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"Callco Common Shares" has the meaning ascribed thereto in Section 5.3(c);

"Canadian Holder" means a Shareholder who is a Canadian Resident;

"Canadian Resident" a beneficial owner of Common Shares immediately prior to the Effective Times who is: (i) a resident of Canada for purposes of the Tax Act (other than a Tax Exempt Person), or (ii) a partnership any member of which is (A) a resident of Canada for purposes of the Tax Act and (B) not a Tax Exempt Person;

"Canadian Securities Laws" means the Securities Act and all other applicable Canadian provincial securities Laws and the rules, regulations and published policies made thereunder;

"Change of Law" means any amendment to the Tax Act and other applicable provincial income tax laws that permits Canadian Resident holders of Exchangeable Shares, who hold the Exchangeable Shares as capital property and deal at arm's length with the Parent and the Exchangeco (all for the purposes of the Tax Act and other applicable provincial income tax laws), to exchange their Exchangeable Shares for Parent Shares on a basis that will not require such holders to recognize any gain or loss or any actual or deemed dividend in respect of such exchange for the purposes of the Tax Act or applicable provincial income tax laws;

"Change of Law Call Date" has the meaning ascribed thereto in Section 4.3(b);

"Change of Law Call Right" has the meaning ascribed thereto in Section 4.3(a);

"Change of Law Call Purchase Price" has the meaning ascribed thereto in Section 4.3(a);

"Common Shares" means the common shares in the capital of the Company;

"Company Annual Financial Statements" means the audited consolidated financial statements of the Company for the years ending December 31, 2014 and 2013, together with the notes thereto;

"Company Entity" means a subsidiary of the Company;

"Company Financial Statements" means the Company Annual Financial Statements and the Company Interim Financial Statements;

"Company Interim Financial Statements" means the unaudited interim consolidated financial statements of the Company for the nine months ended September 30, 2015, together with the notes thereto;

"Contract" means any legally binding contract, agreement, indenture, note, instrument, license, franchise, lease, arrangement, commitment, understanding or other right or obligation (whether written or oral) to which the Company is a party or by which the Company is bound or affected or to which any of its respective properties or assets is subject;

"Convertible Debentures" means the outstanding 11% secured convertible debentures of the Company;

"Convertible Debentureholder" means a holder of Convertible Debentures;

"Effective Date" means the date upon which all of the conditions to the completion of the Acquisition as set out in Article 9 have been satisfied or waived in accordance with the provisions of this Agreement and

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all documents agreed to be delivered thereunder have been delivered to the satisfaction of the recipient, acting reasonably;

"Effective Time" means 12:01 a.m. (Toronto time) on the Effective Date;

"Eligible Holder" means a Shareholder who is a Canadian Resident;

"Eligible Share" means a Common Share held by an Eligible Holder;

"Eligible Share Consideration" means, in respect of each Eligible Share transferred to the Exchangeco pursuant to Section 2.2(a)(A), approximately 1.197 Exchangeable Shares (together with Ancillary Rights);

"ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended;

"Exchange Ratio" means approximately 1.197 Exchangeable Shares for each Common Share;

"Exchangeable Share Consideration" has the meaning set out in the Exchangeable Share Provisions;

"Exchangeable Share Price" has the meaning set out in the Exchangeable Share Provisions;

"Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which rights, privileges, restrictions and conditions will be in substantially the form set out in Schedule B to the Agreement;

"Exchangeable Share Voting Event" has the meaning set out in the Exchangeable Share Provisions;

"Exchangeable Shares" means the exchangeable shares in the capital of the Exchangeco, as more particularly described in the Exchangeable Share Provisions;

"Exchangeco Common Shares" has the meaning ascribed thereto in Section 5.3(d);

"Exchangeco" means 1062024 B.C. LTD., an indirect wholly-owned subsidiary of the Parent existing under the laws of the Province of British Columbia, or any other indirect wholly-owned subsidiary of the Parent designated by the Parent from time to time in replacement thereof;

"Governmental Authority" means any international, multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any ministry, department, division, bureau, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including any stock exchange), domestic or foreign, exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel, arbitrator or arbitral body acting under the authority of any of the foregoing;

"holder" means, when used in reference to any securities of the Company, the holder of such securities shown from time to time in the central securities register maintained by or on behalf of the Company in respect of such securities;

"Intellectual Property Rights" has the meaning ascribed thereto in Section 5.1(p)(A);

"Investment Canada Act" means the Investment Canada Act (Canada);

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"Investment Company Act" means the United States Investment Company Act of 1940, as amended;

"Laws" means any and all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term "applicable" with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities;

"Liens" means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, right to possession or any other encumbrance, right or restriction of any kind or nature whatsoever, whether contingent or absolute, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;

"Liquidation Amount" has the meaning set out in the Exchangeable Share Provisions;

"Liquidation Call Purchase Price" has the meaning ascribed thereto in Section 4.1(a);

"Liquidation Call Right" has the meaning ascribed thereto in Section 4.1(a);

"Liquidation Date" has the meaning set out in the Exchangeable Share Provisions;

"Material Adverse Effect" means, in respect of the Company or the Parent, as the case may be, any result, fact, change, effect, event, circumstance, occurrence or development that, taken together with all other results, facts, changes, effects, events, circumstances, occurrences or developments, has or would reasonably be expected to have a material and adverse effect on the business, operations, results of operations or condition (whether financial or otherwise) of such Party and its subsidiaries, taken as a whole;

"Material Contract" means any written or oral agreement, contract, licence, undertaking, engagement, understanding, arrangement, instrument, note, guarantee, indemnity, warranty, deed, assignment, power of attorney, commitment, covenant or undertaking of any nature with an aggregate value of $25,000 or more per calendar year;

"Non-Eligible Holder" means a Shareholder who is not an Eligible Holder;

"Optionholder" means a holder of Options;

"Options" means, at any time, options to acquire Common Shares granted pursuant to the Stock Option Plan which are, at such time, outstanding and unexercised, whether or not vested;

"OTCQB" means the OTCQB tier of the OTC Markets Group;

"Outside Date" means March 31, 2016 or such later date as may be agreed to in writing by the Parties;

"Parent Control Acquisition" has the meaning set out in the Exchangeable Share Provisions;

"Parent Financial Statements" means the audited consolidated financial statements of the Parent as at, and for the years ended August 31, 2015 and August 31, 2014, together with the notes thereto;

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"Parent Material Subsidiaries" has the meaning ascribed thereto in Section 5.3(i);

"Parent Shares" means shares of common stock of the Parent, par value US$0.001 per share;

"Parties" means the parties to this Agreement and "Party" means any one of them;

"person" includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status;

"Proceedings" has the meaning ascribed thereto in Section 5.1(j);

"Redemption Call Right" has the meaning ascribed thereto in Section 4.2(a);

"Redemption Call Purchase Price" has the meaning ascribed thereto in Section 4.2(a);

"Redemption Date" has the meaning set out in the Exchangeable Share Provisions;

"Replacement Option" means the options to acquire Parent Shares issuable in exchange for the outstanding Options pursuant to Section 2.2(b).

"Representatives" means, collectively, with respect to a person, any officers, directors, employees, consultants, advisors, agents or other representatives (including, solicitors, accountants, investment bankers and financial advisors) of that person or any subsidiary of that person;

"Returns" means all reports, forms, elections, designations, schedules, statements, estimates, declarations of estimated Tax, information statements and returns relating to, or required to be filed with any Governmental Authority in connection with, any Taxes and including any other filings relating to Taxes, including all returns in respect of Taxes and other material reports and information under the Tax Act, the income Tax or corporation capital Tax legislation of any province of Canada or any foreign country or political subdivision thereof in which the relevant person carries on business or to a jurisdiction of which it is otherwise subject, any sales or excise tax legislation of a province of Canada or any foreign country, or political subdivision thereof or legislation affecting any other Taxes, applicable to such person pursuant to which it is liable or required to pay or remit Taxes;

"SEC" has the meaning ascribed thereto in Section 5.3(k)(C);

"SEC Documents" has the meaning ascribed thereto in Section 5.3(k)(A);

"Securities" means, collectively, the Common Shares, Options, Warrants, Advisor Warrants and Convertible Debentures of the Company;

"Securities Act" means the Securities Act (Ontario) and the rules, regulations and policies made thereunder;

"Securityholders" means, collectively, all of the Shareholders, Optionholders, Warrantholders, Advisory Warrantholders and Convertible Dentureholders;

"Share Consideration" means, in respect of each Common Share transferred to the Exchangeco pursuant to Section 2.2(b), approximately 1.197 Parent Shares;

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"Shareholder" means a holder of one or more Common Shares who has signed this Agreement or who has agreed to be bound by this Agreement;

"Shareholders' Agreement" means the shareholders' agreement entered into by the Company and the Shareholders dated August 11, 2014, as amended from time to time;

"Share Exchange" has the meaning ascribed thereto in Section 2.4;

"Stock Option Plan" means the Stock Option Plan of the Company dated August 11, 2014;

"subsidiary" means, with respect to a specified entity, any:

(i)

corporation of which issued and outstanding voting securities of such corporation to which are attached more than 50% of the votes that may be cast to elect directors of the corporation (whether or not shares of any other class or classes will or might be entitled to vote upon the happening of any event or contingency) are at all times owned by such specified entity;

(j)

partnership, unlimited liability company, joint venture or other similar entity in which such specified entity has more than 50% of the equity interests and the power to direct the policies, management and affairs thereof; and

(k)

a subsidiary (as defined in clauses (a) and (b) above) of any subsidiary (as so defined) of such specified entity;

"Support Agreement" means the support agreement to be entered into among the Parent, the Exchangeco and Callco in substantially the form of Schedule C hereto;

"Tax" or "Taxes" means all taxes, dues, duties, rates, imposts, fees, levies, other assessments, tariffs, charges or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any Governmental Authority, including: (i) all income taxes, including any tax on or based on net income, gross income, income as specifically defined, earnings, gross receipts, capital, capital gains, profits, business royalty or selected items of income, earnings or profits, and specifically including any federal, provincial, state, territorial, county, municipal, local or foreign taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, withholding taxes (including all withholdings on amounts paid to or by the relevant person), sales taxes, use taxes, goods and services taxes, custom duties, value added taxes, ad valorem taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, land transfer taxes, severance taxes, capital stock taxes, stamp taxes, anti-dumping taxes, countervailing taxes, occupation taxes, environment taxes, transfer taxes, and employment or unemployment insurance premiums, social insurance premiums and worker's compensation premiums and pension (including Canada Pension Plan) payments, and other taxes, fees, imposts, assessments or charges of any kind whatsoever together with any interest, penalties, additional taxes, fines and other charges and additions that may become payable in respect thereof; (ii) any tax imposed, assessed, collected or payable pursuant to any tax-sharing agreement or any other contract relating to the sharing or payment of any such tax, levy, assessment, tariff, duty, deficiency or fee; and (iii) any liability for any of the foregoing of a transferee, successor, guarantor or by contract or by operation of law;

"Tax Act" means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time;

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"Tax Election Package" means two copies of CRA Form T-2057 or, if the applicable Shareholder is a partnership, two copies of CRA Form T-2058 and two copies of any applicable equivalent provincial or territorial election form, which forms have been duly and properly completed and executed by such Shareholder in accordance with the rules contained in the Tax Act or the relevant provincial legislation;

"Tax Exempt Person" means a person who is exempt from Tax under Part I of the Tax Act;

"Third Party Beneficiaries" has the meaning ascribed thereto in Section 10.10;

"Transfer Agent" has the meaning set out in the Exchangeable Share Provisions;

"U.S. GAAP" means accounting principles generally accepted in the United States;

"U.S. Securities Laws" means the 1933 Act, the 1934 Act and all other state and federal securities Laws and the rules, regulations and published policies made thereunder;

"U.S. Tax Code" means the United States Internal Revenue Code of 1986, as amended;

"Voting and Exchange Trust Agreement" means the voting and exchange trust agreement to be entered into among the Parent, Callco, the Exchangeco and the Trustee (as defined in the Exchangeable Share Provisions) in substantially the form of Schedule D hereto;

"Warrantholder" means a holder of Warrants; and

"Warrants" means, at any time, warrants to acquire Common Shares, other than the Advisor Warrants, which are, at such time, outstanding and unexercised.

1.2

Currency

Except where otherwise specified, all references to currency herein are to lawful money of Canada and "$" (but not "US$") refers to Canadian dollars. "US$" refers to United States dollars.

1.3

Interpretation Not Affected by Headings

The division of this Agreement into Articles, sections, paragraphs and subparagraphs and the insertion of a table of contents and headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement, including the Schedules hereto, and not to any particular Article, section or other portion hereof. Unless something in the subject matter or context is clearly inconsistent therewith, references herein to an Article, section, subsection, paragraph, clause, subclause or schedule by number or letter or both are to that Article, section, subsection, paragraph, clause, subclause or schedule in this Agreement.

1.4

Knowledge and Disclosure

Any reference in this Agreement to the "knowledge" or the "awareness" of a Party means to the best knowledge, information and belief of the directors and executive officers of such Party after due inquiry.

1.5

Extended Meanings, Etc.

Unless the context otherwise requires, words importing only the singular number also include the plural and vice versa; words importing any gender include all genders. The terms "including" or "includes" and

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similar terms of inclusion, unless expressly modified by the words "only" or "solely", mean "including without limiting the generality of the foregoing" and "includes without limiting the generality of the foregoing". Any Contract, instrument or Law defined or referred to herein means such Contract, instrument or Law as from time to time amended, restated, supplemented or otherwise modified, including, in the case of Contracts or instruments, by waiver or consent and, in the case of Laws, by succession of comparable successor Laws, and all attachments thereto and instruments incorporated therein and, in the case of statutory Laws, all rules and regulations made thereunder.

1.6

Date of any Action

If the date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, then such action will be required to be taken on the next succeeding day which is a Business Day.

1.7

Performance of the Exchangeco's Obligations

The Parent unconditionally guarantees the due and punctual performance of each and every obligation of the Exchangeco arising under this Agreement.

1.8

Schedules

The following are the Schedules to this Agreement:

Schedule A	-	List of Shareholders
Schedule B	-	Exchangeable Share Provisions
Schedule C	-	Form of Support Agreement
Schedule D	-	Form of Voting and Exchange Trust Agreement

ARTICLE 2
THE ACQUISITION

2.1

Acquisition

The Company, each of the Shareholders, the Parent, Callco and the Exchangeco agree that the Acquisition will be implemented in accordance with and subject to the terms and conditions contained in this Agreement. The closing of the transactions contemplated hereby will take place at the Effective Time (Toronto time) on the Effective Date at the offices in Toronto, Ontario of Bennett Jones LLP, Canadian legal counsel to the Company, or at such other time on the Effective Date or such other place as may be agreed to by the Parties.

2.2

Consideration Mechanics

(a)

The Company, each Eligible Holder, the Parent, the Exchangeco and Callco agree that at the Effective Time:

(A)

each Eligible Share will be and be deemed to be transferred by the Eligible Holder to the Exchangeco (free and clear of any Liens) in exchange for the Eligible Share Consideration; and

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(B)

at the same time as the step in Section 2.2(a)(A) occurs, the Eligible Holder of each Eligible Share transferred to the Exchangeco pursuant to Section 2.2(a)(A) will cease to be the holder thereof, or to have any rights as a holder thereof other than the right to receive the Eligible Share Consideration payable in respect thereof pursuant to Section 2.2(a)(A), and legal and beneficial title to each such Eligible Share will vest in the Exchangeco and the Exchangeco will be and be deemed to be the transferee and legal and beneficial owner of such Eligible Share (free and clear of any Liens) and will be entered in the central securities register of the Company as the sole holder thereof.

(b)

The Company, each Non-Eligible Holder, the Parent, the Exchangeco and Callco agree that at the Effective Time:

(A)

each Common Share outstanding immediately prior to the Effective Time (other than Eligible Shares) will be and be deemed to be transferred by the Non-Eligible Holder to the Exchangeco (free and clear of any Liens) in exchange for the Share Consideration; and

(B)

at the same time as the step in Section 2.2(b)(A) occurs, the Non-Eligible Holder of each Common Share transferred to the Exchangeco pursuant to Section 2.2(b)(A) will cease to be the holder thereof, or to have any rights as a holder thereof other than the right to receive the Share Consideration payable in respect thereof pursuant to Section2.2(b)(A), and legal and beneficial title to each such Common Share will vest in the Exchangeco and the Exchangeco will be and be deemed to be the transferee and legal and beneficial owner of such Common Share (free and clear of any Liens) and will be entered in the central securities register of the Company as the sole holder thereof.

(c)

The Company, the Parent, the Exchangeco and Callco agree that at the Effective Time each of the outstanding Options (whether vested or unvested) registered in the name of and held by the Optionholder, and each certificate representing such Options, shall be exchanged, without any further action or consideration on the part of the Optionholder, for a Replacement Option issued by the Parent with term that entitle the Optionholder to acquire approximately 1.197 Parent Shares for each Option (rounded down to the nearest whole number) (subject to a corresponding adjustment to the exercise price to reflect the Exchange Ratio). The Parties intend that the exchange of all Options (governed by section 7 of the Tax Act), into Replacement Options, occur on a rollover basis pursuant to subsection 7(1.4) of the Tax Act and that any relevant adjustments to the exercise price of the Replacement Options shall be made to reflect this intention. The Board of Directors has determined that the foregoing treatment of Options is fair and reasonable in light of the circumstances of the Change in Control (as such term is defined in the Stock Option Plan).

(d)

Each outstanding warrant (each a "Warrant") to purchase Common Shares shall be adjusted, in accordance with the terms thereof, such that it entitles the holder to receive approximately 1.197 Parent Shares upon exercise, with adjustments to the number of underlying Parent Shares and the exercise price to reflect the Exchange Ratio.

(e)

Each outstanding advisor warrant (each an "Advisor Warrant") to purchase Common Shares shall be adjusted, in accordance with the terms thereof, such that it entitles the holder to receive approximately 1.197 Parent Shares upon exercise, with adjustments to

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the number of underlying Parent Shares and the exercise price to reflect the Exchange Ratio.

(f)

The outstanding 11% secured debentures of the Company (each a "Convertible Debenture") will, in accordance with adjustment provisions thereof, become convertible at the option of the holder (and, in certain circumstances, at the option of the Company) into Parent Shares at an adjusted conversion price of US$1.50.

2.3

Canadian Income Tax Elections

Shareholders who are Eligible Holders who receive Exchangeable Shares under the Acquisition shall be entitled to make an income tax election pursuant to subsection 85(1) of the Tax Act or, if the person is a partnership, subsection 85(2) of the Tax Act (and in each case, where applicable, the analogous provisions of provincial income tax Laws) with respect to the transfer of their Eligible Shares to the Exchangeco by providing the Tax Election Package to the Exchangeco within 30 days following the Effective Date, duly completed with the details of the number of Eligible Shares transferred and the applicable agreed amounts (which cannot be less than the fair market value of the Ancillary Rights at the Effective Time). Thereafter, subject to the Tax Election Package being correct and complete and complying with the provisions of the Tax Act (or applicable provincial income tax Laws), the relevant forms will be signed by the Exchangeco and returned to such persons within 30 days after the receipt thereof by the Exchangeco for filing with the Canada Revenue Agency (or the applicable provincial taxing agency). The Exchangeco will not be responsible for the proper or accurate completion of the Tax Election Package or for checking or verifying the content of any election form and, except for the Exchangeco's obligation to return duly completed Tax Election Packages which are received by the Exchangeco within 30 days of the Effective Date within 30 days after the receipt thereof by the Exchangeco, the Exchangeco will not be responsible for any taxes, interest or penalties or any other costs or damages resulting from the failure by a Shareholder to properly and accurately complete or file the necessary election forms in the form and manner and within the time prescribed by the Tax Act (or any applicable provincial legislation). In its sole discretion, the Exchangeco may choose to sign and return Tax Election Packages received more than 30 days following the Effective Date but will have no obligation to do so.

2.4

U.S. Federal Income Tax Matters

The exchange of Common Shares for Exchangeable Shares ("Share Exchange") pursuant to this Agreement is intended to qualify as a tax-deferred reorganization within the meaning of Section 368(a) of the U.S. Tax Code and this Agreement is intended to be a "plan of reorganization" within the meaning of the Treasury Regulations promulgated under Section 368 of the U.S. Tax Code. Unless otherwise required by applicable Laws, each Party agrees to treat: (1) the Exchangeable Shares as voting shares of the Parent for all U.S. federal income tax purposes; and (2) such Share Exchange as a tax-deferred reorganization within the meaning of Section 368(a) of the U.S. Tax Code for all purposes to which such treatment is pertinent, including without limitation for the purpose of reporting on any U.S. Return that such Party may be required to file. Each Party hereto agrees to act in a manner that is consistent with the Parties’ intention that the Share Exchange be treated as a tax-deferred reorganization within the meaning of Section 368(a) of the U.S. Tax Code for all United States federal income tax purposes. In the event the Share Exchange does not qualify as a tax-deferred reorganization under Section 368(a) of the U.S. Tax Code, the Parties intend to treat the Share Exchange as a single integrated transaction which qualifies as a tax-deferred transaction under Section 351 of the U.S. Tax Code. Notwithstanding the foregoing, the Parent, Callco, the Exchangeco and the Company make no representation, warranty or covenant to any other Party or to any Shareholder, other holder of the Company securities or holder of Parent Shares or securities (including, without limitation, stock options, warrants, debt instruments or other similar rights or instruments) regarding the U.S. tax treatment of the transactions contemplated by this Agreement,

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including, but not limited to, whether the Share Exchange will qualify as a reorganization within the meaning of Section 368(a) of the U.S. Tax Code.

ARTICLE 3
CERTIFICATES AND PAYMENTS

3.1

Payments of Consideration

(a)

At or before the Effective Time, the Parent and the Exchangeco will deposit or cause to be deposited with the Company for the benefit of the Shareholders one or more certificates representing the aggregate number of Exchangeable Shares or Parent Shares (as applicable) required to be delivered by the Exchangeco to the Shareholders pursuant to Section 2.2.

(b)

As soon as practicable following the later of: (i) the Effective Date; and (ii) to the extent certificated, the surrender by a Shareholder to the Company of a certificate that immediately prior to the Effective Time represented outstanding Common Shares (including Eligible Shares) that were transferred to the Exchangeco under Section 2.2, the former Shareholder will be entitled to receive in exchange therefore a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares or Parent Shares (as applicable)  such holder is entitled to receive pursuant to Section 2.2, together with any distributions or dividends which such holder is entitled to receive pursuant to Section 3.2, less any amounts withheld pursuant to Section 3.6, and any certificate so surrendered will forthwith be cancelled.

(c)

Subject to Section 3.5, until surrendered as contemplated by this Section 3.1, each certificate or other evidence of issuance or ownership of Common Shares (including Eligible Shares) which immediately prior to the Effective Time represented Common Shares (including Eligible Shares) that were transferred to the Exchangeco under Section 2.2 will be thereafter deemed to represent only the right to receive a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares or Parent Shares (as applicable) such holder is entitled to receive pursuant to Section 2.2, together with any distributions or dividends which such holder is entitled to receive pursuant to Section 3.2, less any amounts withheld pursuant to Section 3.6.

(d)

The Exchangeco will cause the Company, as soon as a former Shareholder becomes entitled to receive Eligible Share Consideration or Share Consideration in accordance with Section 3.1(b), to:

(A)

forward or cause to be forwarded by first class mail (postage paid) to such former Shareholder at the address specified in the register of Common Shares; or

(B)

if requested by such former Shareholder, make available at the offices of the Company for pick-up by such former Shareholder;

one or more certificates representing the Eligible Share Consideration or Share Consideration such former Shareholder is entitled to receive in accordance with the provisions hereof, less any amounts withheld pursuant to Section 3.6.

(e)

No former Shareholder shall be entitled to receive any consideration with respect to such Common Shares other than Eligible Share Consideration or Share Consideration such

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former Shareholder is entitled to receive pursuant to this Section 3.1 and, for greater certainty, no such former Shareholder will be entitled to receive any interest, dividends, premium or other payment in connection therewith except in accordance with Section 3.2.

3.2

Dividends and Distributions

No dividends or other distributions declared or made after the Effective Time with respect to the Exchangeable Shares or Parent Shares (as applicable) with a record date after the Effective Time shall be paid to the Shareholder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Common Shares (including Eligible Shares) that were transferred pursuant to Section 2.2 unless and until the holder of such certificate shall surrender such certificate in accordance with Section 3.1. Subject to applicable Laws, at the time of such surrender of any such certificate (or, in the case of clause (ii) below, at the appropriate payment date), there shall be paid to the holder of the certificates representing such Common Shares (including Eligible Shares) (without interest): (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the Exchangeable Shares or Parent Shares (as applicable) to which such holder is entitled pursuant hereto; and (ii) to the extent not paid under clause (i), on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and the payment date subsequent to surrender payable with respect to such Exchangeable Shares or Parent Shares.

3.3

Fractional Shares

In no event shall any Shareholder be entitled to a fractional Exchangeable Share or Parent Share (as applicable) and a holder of Common Shares (including Eligible Shares) shall not be entitled to any cash payment in lieu of a fractional Exchangeable Share or Parent Share. Where the aggregate number of Exchangeable Shares or Parent Shares to be issued to a Shareholder as consideration under this Agreement would result in a fraction of an Exchangeable Share or Parent Share being issuable, the number of Exchangeable Shares or Parent Shares to be received by such Shareholder shall be rounded down to the nearest whole Exchangeable Share or Parent Shares.

3.4

Loss of Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were acquired by the Exchangeco pursuant to Section 2.2(a) has been lost, stolen, mutilated or destroyed, upon the making of an affidavit of that fact by the former Shareholder, the Company will, in exchange for such lost, stolen, mutilated or destroyed certificate, deliver to such former Shareholder (a) the Eligible Share Consideration such former Shareholder is entitled to receive pursuant to Section 2.2(a); or (b) the Share Consideration such former Shareholder is entitled to receive pursuant to Section 2.2(b) in respect of such Common Shares together, in each case, with any distributions or dividends which such Shareholder is entitled to receive pursuant to Section 3.2 and less, in each case, any amounts withheld pursuant to Section 3.6. When authorizing such payment in relation to any lost, stolen or destroyed certificate, the former Shareholder will, as a condition precedent to the delivery thereof, give a bond satisfactory to the Exchangeco and the Company or otherwise indemnify the Company, the Exchangeco, the Parent and the Company against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

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3.5

Extinction of Rights

Any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares (including Eligible Shares) that were acquired by the Exchangeco pursuant to Section 2.2(a) which is not deposited with the Company in accordance with the provisions of Section 3.1 on or before the sixth anniversary of the Effective Date shall, on the sixth anniversary of the Effective Date, cease to represent a claim or interest of any kind or nature whatsoever, whether as a securityholder or otherwise and whether against the Company, the Exchangeco, the Parent or any other person. On such date, the Eligible Share Consideration or Share Consideration such former Shareholder would otherwise have been entitled to receive, together with any distributions or dividends such holder would otherwise have been entitled to receive pursuant to Section 3.2, shall be deemed to have been surrendered for no consideration to the Exchangeco. Neither the Company nor the Exchangeco nor the Parent will be liable to any person in respect of any cash or securities (including any cash or securities previously held by the Company in trust for any such former Shareholder) which is so forfeited or delivered to any public official pursuant to any applicable abandoned property, escheat or similar Law.

3.6

Withholding Rights

The Company, Parent and the Exchangeco will be entitled to deduct and withhold from any consideration otherwise payable to any Shareholder under this Agreement such amounts as the Company, the Parent or the Exchangeco is required to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code and the rules and regulations promulgated thereunder, or any provision of any provincial, state, local or foreign Tax Law as counsel may advise is required to be so deducted and withheld by the Company, the Parent or the Exchangeco, as the case may be. For the purposes hereof, all such withheld amounts shall be treated as having been paid to the person in respect of which such deduction and withholding was made on account of the obligation to make payment to such person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority by or on behalf of the Company, the Parent or the Exchangeco, as the case may be.

ARTICLE 4
RIGHTS OF THE PARENT AND CALLCO TO ACQUIRE EXCHANGEABLE SHARES

4.1

Liquidation Call Right.

The Company, each Shareholder, the Parent, the Exchangeco and Callco agree that in addition to the rights contained in the Exchangeable Share Provisions (including the Retraction Call Right), the Parent and Callco shall have the following rights in respect of the Exchangeable Shares:

(a)

Subject to the proviso in Section 4.1(b) that Callco shall only be entitled to exercise the Liquidation Call Right with respect to those Exchangeable Shares, if any, in respect of which the Parent has not exercised the Liquidation Call Right, the Parent and Callco shall each have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Exchangeco or any other distribution of the assets of the Exchangeco among its shareholders for the purpose of winding up its affairs, pursuant to Section 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is the Parent or an affiliate of the Parent) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by the Parent or Callco, as the case may be, to each such holder of the Exchangeable Share Price (payable in the form of the Exchangeable Share Consideration) applicable on the last Business Day prior to the Liquidation Date

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(the "Liquidation Call Purchase Price") in accordance with Section 4.1(c). In the event of the exercise of the Liquidation Call Right by the Parent or Callco, as the case may be, each such holder of Exchangeable Shares shall be obligated to sell all of the Exchangeable Shares held by the holder to the Parent or Callco, as the case may be, on the Liquidation Date on payment by the Parent or Callco, as the case may be, to such holder of the Liquidation Call Purchase Price (payable in the form of Exchangeable Share Consideration) for each such share, and the Exchangeco shall have no obligation to pay any Liquidation Amount to the holders of such shares so purchased.

(b)

Callco shall only be entitled to exercise the Liquidation Call Right with respect to those Exchangeable Shares, if any, in respect of which the Parent has not exercised the Liquidation Call Right. To exercise the Liquidation Call Right, the Parent or Callco must notify the Transfer Agent, as agent for the holders of Exchangeable Shares, and the Exchangeco of its intention to exercise such right: (i) in the case of a voluntary liquidation, dissolution or winding-up of the Exchangeco or any other voluntary distribution of the assets of the Exchangeco among its shareholders for the purpose of winding up its affairs, at least 30 days before the Liquidation Date; or (ii) in the case of an involuntary liquidation, dissolution or winding-up of the Exchangeco or any other involuntary distribution of the assets of the Exchangeco among its shareholders for the purpose of winding up its affairs, at least five Business Days before the Liquidation Date. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not the Parent and/or Callco has exercised the Liquidation Call Right forthwith after the expiry of the period during which the Parent or Callco may exercise the Liquidation Call Right. If the Parent and/or Callco exercises the Liquidation Call Right, the Parent and/or Callco, as the case may be, will purchase and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is the Parent or an affiliate of the Parent) will sell, on the Liquidation Date, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Liquidation Call Purchase Price (payable in the form of Exchangeable Share Consideration).

(c)

For the purposes of completing the purchase and sale of the Exchangeable Shares pursuant to the exercise of the Liquidation Call Right, the Parent and/or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price less any amounts withheld pursuant to Section 3.6. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares on and after the Liquidation Date and, from and after such date, shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the total Liquidation Call Purchase Price, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Parent Shares which such holder is entitled to receive. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCBCA and the constating documents of the Exchangeco, and such additional documents, instruments and payments as the Transfer Agent and the Exchangeco may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive, in exchange therefor, and the Transfer Agent on

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behalf of the Parent and/or Callco, as the case may be, shall deliver to such holder, the Exchangeable Share Consideration such holder is entitled to receive. If neither the Parent nor Callco exercises the Liquidation Call Right in the manner described above, each holder of the Exchangeable Shares will be entitled to receive, on the Liquidation Date, the Liquidation Amount otherwise payable by the Exchangeco in respect of the Exchangeable Shares held by such holder in connection with the liquidation, dissolution or winding-up of the Exchangeco or any distribution of the assets of the Exchangeco among its shareholders for the purpose of winding up its affairs pursuant to Section 5 of the Exchangeable Share Provisions.

4.2

Redemption Call Right.

The Company, each Shareholder, the Parent, the Exchangeco and Callco agree that in addition to the rights contained in the Exchangeable Share Provisions (including the Retraction Call Right), the Parent and Callco shall have the following rights in respect of the Exchangeable Shares:

(a)

Subject to the proviso in Section 4.2(b) that Callco shall only be entitled to exercise the Redemption Call Right with respect to those Exchangeable Shares, if any, in respect of which the Parent has not exercised the Redemption Call Right, and notwithstanding the proposed redemption of the Exchangeable Shares by the Exchangeco pursuant to Section 7 of the Exchangeable Share Provisions, the Parent and Callco shall each have the overriding right (the "Redemption Call Right") to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is the Parent or an affiliate of the Parent) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by the Parent or Callco, as the case may be, to each such holder of the Exchangeable Share Price (payable in the form of the Exchangeable Share Consideration) applicable on the last Business Day prior to the Redemption Date (the "Redemption Call Purchase Price") in accordance with Section 4.2(c). In the event of the exercise of the Redemption Call Right by the Parent or Callco, as the case may be, each such holder shall be obligated to sell all of the Exchangeable Shares held by the holder to the Parent or Callco, as the case may be, on the Redemption Date on payment by the Parent or Callco, as the case may be, to such holder of the Redemption Call Purchase Price (payable in the form of Exchangeable Share Consideration) for each such share, and the Exchangeco shall have no obligation to redeem, or to pay the Redemption Price (as defined in the Exchangeable Share Provisions) in respect of, such shares so purchased.

(b)

Callco shall only be entitled to exercise the Redemption Call Right with respect to those Exchangeable Shares, if any, in respect of which the Parent has not exercised the Redemption Call Right. To exercise the Redemption Call Right, the Parent or Callco must notify the Transfer Agent, as agent for the holders of Exchangeable Shares, and the Exchangeco of its intention to exercise such right: (i) in the case of a redemption occurring as a result of a Parent Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, on or before the Redemption Date; and (ii) in any other case, at least 30 days before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not the Parent and/or Callco has exercised the Redemption Call Right forthwith after the expiry of the period during which the Parent or Callco may exercise the Redemption Call Right. If the Parent and/or Callco exercises the Redemption Call Right, the Parent and/or Callco, as the case may be, will purchase and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is the Parent or an affiliate of the

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Parent) will sell, on the Redemption Date, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Redemption Call Purchase Price (payable in the form of Exchangeable Share Consideration).

(c)

For the purposes of completing the purchase and sale of the Exchangeable Shares pursuant to the exercise of the Redemption Call Right, the Parent and/or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price less any amounts withheld pursuant to Section 3.6. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares on and after the Redemption Date and, from and after such date, shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the total Redemption Call Purchase Price, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the Parent Shares which such holder is entitled to receive. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCBCA and the constating documents of the Exchangeco, and such additional documents, instruments and payments as the Transfer Agent and the Exchangeco may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive, in exchange therefor, and the Transfer Agent on behalf of the Parent and/or Callco, as the case may be, shall deliver to such holder, the Exchangeable Share Consideration such holder is entitled to receive. If neither the Parent nor Callco exercises the Redemption Call Right in the manner described above, each holder of the Exchangeable Shares will be entitled to receive, on the Redemption Date, the redemption price otherwise payable by the Exchangeco in respect of the Exchangeable Shares held by such holder in connection with the redemption of the Exchangeable Shares pursuant to Section 7 of the Exchangeable Share Provisions.

4.3

Change of Law Call Right.

The Company, each Shareholder, the Parent, the Exchangeco and Callco agree that in addition to the rights contained in the Exchangeable Share Provisions (including the Retraction Call Right), the Parent and Callco shall have the following rights in respect of the Exchangeable Shares:

(a)

Subject to the proviso in Section 4.3(b) that Callco shall only be entitled to exercise the Change of Law Call Right with respect to those Exchangeable Shares, if any, in respect of which the Parent has not exercised the Change of Law Call Right, the Parent and Callco shall each have the overriding right (the "Change of Law Call Right"), in the event of a Change of Law, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is the Parent or an affiliate of the Parent) on the Change of Law Call Date all but not less than all of the Exchangeable Shares held by each such holder on payment by the Parent or Callco, as the case may be, to each such holder of the Exchangeable Share Price (payable in the form of the Exchangeable Share Consideration) applicable on the last Business Day prior to the Change of Law Call Date (the "Change of Law Call Purchase Price") in accordance

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with Section 4.3(c). In the event of the exercise of the Change of Law Call Right by the Parent or Callco, as the case may be, each such holder of Exchangeable Shares shall be obligated to sell all of the Exchangeable Shares held by the holder to the Parent or Callco, as the case may be, on the Change of Law Call Date on payment by the Parent or Callco, as the case may be, to such holder of the Change of Law Call Purchase Price (payable in the form of Exchangeable Share Consideration) for each such share.

(b)

Callco shall only be entitled to exercise the Change of Law Call Right with respect to those Exchangeable Shares, if any, in respect of which the Parent has not exercised the Change of Law Call Right. To exercise the Change of Law Call Right, the Parent or Callco must notify the Transfer Agent, as agent for the holders of Exchangeable Shares, and the Exchangeco of its intention to exercise such right at least 30 days before the date (the "Change of Law Call Date") on which the Parent or Callco, as the case may be, shall acquire the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right. The Transfer Agent will notify the holders of Exchangeable Shares as to whether the Parent and/or Callco has exercised the Change of Law Call Right forthwith after receiving notice of such exercise from the Parent and/or Callco. If the Parent and/or Callco exercises the Change of Law Call Right, the Exchangeco and/or Callco, as the case may be, will purchase and the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is the Parent or an affiliate of the Parent) will sell, on the Change of Law Call Date, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Change of Law Call Purchase Price (payable in the form of Exchangeable Share Consideration).

(c)

For the purposes of completing the purchase and sale of the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right, the Parent and/or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Change of Law Call Date, the Exchangeable Share Consideration representing the total Change of Law Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares on and after the Change of Law Call Date and, from and after such date, shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the total Change of Law Purchase Price, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Change of Law Call Date be considered and deemed for all purposes to be the holder of the Parent Shares which such holder is entitled to receive. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCBCA and the constating documents of the Exchangeco, and such additional documents, instruments and payments as the Transfer Agent and the Exchangeco may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive, in exchange therefor, and the Transfer Agent on behalf of the Parent and/or Callco, as the case may be, shall deliver to such holder, the Exchangeable Share Consideration such holder is entitled to receive.

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ARTICLE 5
REPRESENTATIONS AND WARRANTIES

5.1

Representations and Warranties of the Company

The Company represents and warrants to and in favour of the Exchangeco and the Parent as follows and acknowledges that each of the Exchangeco and the Parent is relying upon such representations and warranties in entering into this Agreement:

(a)

Organization and Qualification. The Company has been duly incorporated and validly exists and is in good standing under the BCBCA and has the requisite corporate and legal power and capacity to own its assets as now owned and to carry on its business as it is now being carried on. The Company is duly qualified to carry on business in each jurisdiction in which the nature or character of the respective properties and assets, owned, leased or operated by it, or the nature of its business or activities, makes such qualification necessary except where the failure to be so qualified has not had and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(b)

Authority Relative to this Agreement. The Company has the requisite corporate power, authority and capacity to enter into this Agreement and to perform its obligations hereunder and to complete the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the completion by the Company of the transactions contemplated by this Agreement have been duly authorized by the Board of Directors. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to limitations of actions or affecting the availability of equitable remedies and the enforcement of creditors' rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

(c)

No Violation. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the completion of the Acquisition do not and will not (nor will they with the giving of notice or the lapse of time or both) result in a contravention, breach or default under:

(A)

any Law applicable to it or any of its properties or assets;

(B)

the constating documents of the Company; or

(C)

any Material Contract to which it is a party or by which it is bound or to which any of its properties or assets is subject or give to any person any interest, benefit or right, including any right of purchase or sale, termination, payment, modification, reimbursement, penalty, cancellation or acceleration, under any such Material Contract;

except as could not have or reasonably be expected to have a Material Adverse Effect on the Company or would not reasonably be expected to prevent or significantly impede or materially delay the completion of the Acquisition.

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(d)

Authorized Capital and Outstanding Securities. The authorized capital of the Company consists of an unlimited number of Common Shares and Class A Preferred Shares. As at the date of this Agreement, there are: (i) 18,798,000 Common Shares issued and outstanding all of which have been duly authorized and validly issued and are fully paid and non-assessable; (ii) Options outstanding under the Stock Option Plan providing for the issuance of up to 167,500 Common Shares upon the exercise thereof; (iii) Warrants providing for the issuance of up to 930,000 Common Shares upon exercise thereof; (iv) Advisory Warrants providing for the issuance of up to 180,408 Common Shares upon exercise thereof; and (vi) US$1,368,978 principal amount of Convertible Debentures. There is no outstanding contractual obligation of the Company to repurchase, redeem or otherwise acquire any Common Shares. Except for such Options, Warrants, Advisory Warrants and Convertible Debentures, the Company has no outstanding agreement, subscription, warrant, option, conversion or exchange privilege right, arrangement or commitment (nor has it granted any right or privilege (contingent or otherwise) capable of becoming an agreement, subscription, warrant, option, conversion or exchange privilege, right, arrangement or commitment) obligating it to issue or sell any Common Shares or other securities of the Company, including any security or obligation of any kind convertible into or exchangeable or exercisable for any Common Shares or other security of the Company. Except for the Stock Option Plan, the Company does not have outstanding any stock appreciation rights, phantom equity, restricted share unit, deferred share unit or similar right, agreement, arrangement or commitment based on the book value, Common Share price, income or any other attribute of or related to the Company.

(e)

Subsidiaries. The Company has no subsidiaries.

(f)

Reporting Issuer Status and Securities Laws Matters. The Company is not a "reporting issuer" within the meaning of applicable Canadian Securities Laws and no securities of the Company are listed on any stock exchange or other quotation system.

(g)

Financial Statements. The Company Financial Statements have been prepared in accordance with U.S. GAAP applied on a basis consistent with those of previous periods and in accordance with applicable Laws (including under U.S. Securities Laws and the rules and regulations promulgated by the SEC) except: (i) as otherwise stated in the notes to such statements or, in the case of the Company Annual Financial Statements, in the auditor's report thereon; and (ii) except that the Company Interim Financial Statements are subject to normal period-end adjustments and may omit notes which are not required by U.S. GAAP. The Company Financial Statements present fairly, in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise) and financial condition of the Company on a consolidated basis as at the respective dates thereof and the revenues, earnings, results of operations, changes in shareholders' equity and cash flows of the Company on a consolidated basis for the periods covered thereby (subject, in the case of the Company Interim Financial Statements, to normal period-end adjustments).

(h)

Absence of Certain Changes. Since December 31, 2014, except as stated in the Company Financial Statements:

(A)

except in connection with the transactions contemplated herein, the Company has conducted its business only in the ordinary course consistent with past practice; and

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(B)

there has not been any event, occurrence, development or state of circumstances or facts that has had or could reasonably be expected to have a Material Adverse Effect on the Company.

(i)

Compliance with Laws. The business of the Company has been and is currently being conducted in compliance in all material respects with all applicable Laws, and the Company has not received any notice of any alleged material non-compliance or violation of any such Laws.

(j)

Litigation. There is no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal), arbitration or other dispute settlement procedure, investigation or inquiry before or by any Governmental Authority, or any claim, action, suit, demand, arbitration, charge, indictment, hearing or other similar civil, quasi-criminal or criminal, administrative or investigative matter or proceeding (collectively, "Proceedings") against or involving the Company (whether in progress, pending or, to the knowledge of the Company, threatened) that, if adversely determined, would or could be reasonably expected to result in a Material Adverse Effect or prevent or significantly impede or materially delay the completion of the Acquisition and, to the knowledge of the Company, no event or circumstance has occurred which might reasonably be expected to give rise to any such Proceeding.

(k)

Insolvency. No Proceeding is pending by or against the Company, or, to the knowledge of the Company, is planned or threatened, in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or for the appointment of a trustee, receiver, manager or other administrator of the Company or any of its properties or assets nor, to the knowledge of the Company, is any such act or Proceeding threatened. The Company has not sought protection under the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the United States Bankruptcy Code or similar legislation.

(l)

Real Property. The Company does not hold beneficial or legal title to any real property.

(m)

Taxes.

(A)

The Company has duly filed all Returns required to be filed by it prior to the date hereof, and all such Returns are true, complete and correct in all material respects. The Company has paid or has collected, withheld and remitted to the appropriate Governmental Authority on a timely basis all assessments and reassessments and all other material Taxes due and payable by it, other than those which are being or have been contested in good faith pursuant to applicable Laws and in respect of which adequate reserves or accrual in accordance with U.S. GAAP have been provided in the Company Interim Financial Statements. Except as provided in the Company Interim Financial Statements, no audit, action, investigation, deficiency, litigation, proposed adjustment or other Proceeding exists or has been asserted or, to the knowledge of the Company, threatened with respect to Taxes of the Company, and the Company is not a party to any Proceeding for assessment, reassessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Company, threatened against the Company or any of its respective assets, and there are no matters of dispute or matters under discussion with any Governmental Authority relating to Taxes

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assessed by any Governmental Authority against the Company or relating to any matters which could result in claims for Taxes or additional Taxes.

(n)

Contracts.

(A)

The Company is not or, to the knowledge of the Company, any of the other parties thereto are not, in breach or violation of or in default under (in each case, with or without notice or lapse of time or both) any Material Contract in any material respect, and the Company has not received or given any notice of default under any Material Contract which remains uncured, and, to the knowledge of the Company, there exists no state of facts which after notice or lapse of time or both would constitute a default under or breach or violation of any Material Contract or the inability of a party to any Material Contract to perform its obligations thereunder where, in any such case, such default, breach, violation or non-performance has had or would reasonably be expected to have a Material Adverse Effect on the Company.

(B)

Other than the Shareholders' Agreement, there are no shareholders or stockholders agreements, registration rights agreements, voting trusts, proxies or similar agreements, arrangements or commitments to which the Company is a party or, to the knowledge of the Company, with respect to any shares or other equity interests of the Company or any other Contract relating to disposition, voting or dividends with respect to any shares or other equity securities of the Company. The Shareholders' Agreement will be terminated and of no further force or effect as of the Effective Date.

(o)

Employment and Labour Laws. The Company has operated in accordance with all applicable Laws with respect to employment and labour in all material respects, including employment and labour standards, occupational health and safety, employment equity, pay equity, workers' compensation, human rights, labour relations and privacy, and there are no current, pending or, to the knowledge of the Company, threatened Proceedings by or before any Governmental Authority with respect to any such matters, except where the failure to so operate would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on the Company.

(p)

Intellectual Property.

(A)

The Company owns all right, title and interest in and to, or has validly licensed (and are not in material breach of such licenses), all patent applications, patents, trade-marks, trade names, service marks, copyrights, trade secrets, software, technology and all other intellectual property and proprietary rights that are material to the conduct of the business and operations, as presently conducted, of the Company (collectively, the "Intellectual Property Rights").

(B)

To the knowledge of the Company, all of the Intellectual Property Rights are valid, protectable, and enforceable and do not infringe, misuse, misappropriate, or otherwise violate in any material way upon any third parties' intellectual property and proprietary rights and no event will occur as a result of the transactions contemplated hereby that would render invalid or unenforceable any of the Intellectual Property Rights, in each case except as has not had and could

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not have or reasonably be expected to have a Material Adverse Effect on the Company.

(C)

There are no material Proceedings, reissues, re-examinations, cancellations or invalidations of any kind pending or in progress, or, to the knowledge of the Company, threatened relating in any way to the registered Intellectual Property Rights.

5.2

Representations and Warranties of the Shareholders

Each Shareholder represents and warrants to and in favour of the Company, the Parent and the Exchangeco, as of the date hereof and at the Effective Date, as follows and acknowledges that the Company, the Parent and the Exchangeco are each relying upon such representations and warranties in entering into this Agreement:

(a)

the Shareholder is the registered beneficial owner of the Common Shares being transferred by such Shareholder pursuant to this Agreement and has good title to such shares;

(b)

such Common Shares are free and clear of all hypothecs, liens, charges, encumbrances, mortgages, security interests and adverse claims;

(c)

the Shareholder has full power and authority to deposit, sell, assign, transfer and deliver such Common Shares and, when the consideration to which such Shareholder is entitled under the Acquisition is received, the Parent or Exchangeco, as the case may be, will acquire good title to such Common Shares free and clear of any Liens and none of the Company, the Parent or the Exchangeco or any successors thereto will be subject to any adverse claim in respect of such Common Shares, and the Shareholder hereby irrevocably nominates, constitutes and appoints the President and Chief Executive Officer of the Company, from time to time, with full power of substitution, as agent and true and lawful attorney to act for and on behalf of the Shareholder with full power and authority in the name, place and stead of the Shareholder to, among other things, execute (under seal or otherwise), swear to, acknowledge, deliver and record or file as and where required any instrument or document as may be deemed necessary by the Company to carry out fully the provisions of this Agreement in accordance with its terms and conditions. The power of attorney granted herein is irrevocable, is a power coupled with an interest and, to the extent permitted by law, is valid and binding on the estate of the Shareholder, shall survive the completion of the Acquisition and will be exercisable during any subsequent legal incapacity of the Shareholder, and extends to and is binding upon the heirs, executors, administrators and other legal representatives, and the successors and assigns of the Shareholder and may be exercised by the Company for and on behalf of the Shareholder in executing any instrument with a single signature as attorney;

(d)

such Common Shares have not been sold, assigned or transferred nor has any agreement been entered into by the Shareholder to sell, assign or transfer any such Common Shares to any person other than the Parent or Exchangeco;

(e)

the Shareholder will execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of certificate(s) representing Common Shares for Exchangeable Share Consideration or Share Consideration (as applicable);

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(f)

the Shareholder has full right, power and authority to execute and deliver this Agreement and to take all actions required pursuant hereto and, if the Shareholder is a corporation or other entity, it is duly incorporated or organized and validly subsisting under the laws of its jurisdiction of incorporation or organization and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Agreement on behalf of the Shareholder;

(g)

the entering into of this Agreement and the transactions completed hereby will not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, to the constating documents of, the Shareholder;

(h)

this Agreement has been duly executed and delivered by the Shareholder and, if the Shareholder is not an individual, has been duly authorized by the Shareholder, and will constitute a legal, valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms, subject to the qualification that enforcement thereof is subject to applicable bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally;

(i)

if the Shareholder is a resident of the United States, such Shareholder is an Accredited Investor;

(j)

if the Shareholder is an Eligible Holder, such shareholder (i) is an "accredited investor" within the meaning of National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators adopted under the securities legislation of the Canadian jurisdictions ("NI 45-106") and (ii) acknowledges that the Acquisition constitutes an exempt take-over bid for the Common Shares pursuant to s.2.16 of NI 45-106;

(k)

if the Shareholder is not an Eligible Holder and is not a resident of the United Sates but the Shareholder is a resident of, or otherwise subject to, applicable securities laws of another jurisdiction, such Shareholder:

(A)

qualifies for an exemption from prospectus and registration requirements available to it under the applicable securities legislation in the jurisdiction of its residence and the Shareholder shall deliver to the Company such further particulars of the exemption(s) and the Shareholder's qualifications thereunder as the Company or its counsel may request;

(B)

complies with the requirements of all applicable securities legislation in the jurisdiction of its residence and will provide such evidence of compliance with all such matters as the Company or its counsel may request including, but not limited to, that the issuance of the Share Consideration to the Shareholder complies with all applicable laws of the Subscriber’s jurisdiction of residence and domicile and will not cause the Company or any of its respective officers or directors to become subject to or require any registration, disclosure, prospectus or other reporting requirements;

(l)

if an individual, the Shareholder has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant thereto; and

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(m)

the Shareholder has been independently advised as to and is aware that the Eligible Consideration and Share Consideration may be subject to resale restrictions under Canadian, United States or other applicable securities legislation and the Shareholder is solely responsible (and the Company and its counsel are in no way responsible) for the Shareholder's compliance therewith.

The covenants, representations and warranties of the Shareholder herein contained shall survive the completion of the Acquisition.

5.3

Representations and Warranties of the Exchangeco, Callco and the Parent

Each of the Exchangeco, Callco and the Parent, jointly and severally, represents and warrants to and in favour of the Company, as of the date hereof and the Effective Date, as follows and acknowledges that the Company is relying upon such representations and warranties in entering into this Agreement:

(a)

Organization and Corporate Capacity. The Parent has been duly organized and is validly existing as a corporation in good standing under the Laws of the State of Nevada with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the SEC Documents. Except as otherwise disclosed in the SEC Documents, the Parent is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business as currently conducted or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction to revoke, limit or curtail such power and authority or qualification. Each of Callco and the Exchangeco has been duly organized and is validly existing and in good standing under the Laws of British Columbia. The Parent, as of the Effective Date, owns, directly or indirectly, all of the issued and outstanding shares of each of Callco and the Exchangeco. The Parent has no subsidiaries or affiliated corporations or owns any interest in any other enterprise (whether or not such enterprise is a corporation), other than the Parent Material Subsidiaries.

(b)

Capitalization of the Parent. As of the Effective Date (immediately following the closing of the Acquisition, not including any securities issuable pursuant to this Agreement), the authorized capital of the Parent consists of 125,000,000 Parent Shares of common stock, par value US$0.001 per share of which 2,500,000 Parent Shares are issued and outstanding, and 10,000,000 shares of preferred stock, par value US$0.001 per share of which one share has been designated Special Voting Preferred Stock, no shares of preferred stock are issued and outstanding. All of the issued and outstanding Parent Shares: (i) have been duly authorized and validly issued and are fully paid and nonassessable; (ii) have not been issued in violation of the articles, charter, by-laws or other constating documents of the Parent, or any agreement, contract, covenant, undertaking, or commitment to which the Parent is a party or bound, including, without limitation, any preemptive or similar rights of stockholders; and (iii) have been issued and sold in compliance with U.S. Securities Laws. As of the date of this Agreement, there are no outstanding agreements, subscriptions, warrants, options, rights or commitments (nor has it granted any right or privilege capable of becoming an agreement, subscription, warrant, option, right or commitment) obligating the Parent to issue or sell any Parent Shares or other securities of the Parent, including any security or obligation of any kind convertible into or exchangeable or exercisable for any shares of common stock or other security of the Parent. The issuance of the Parent Shares or Exchangeable Shares

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pursuant to the Acquisition will not obligate the Parent, Callco or the Exchangeco to issue Parent Shares or other securities of the Parent, Callco or the Exchangeco to any person except as contemplated in this Agreement and will not result in a right of any holder of securities of the Parent, Callco or the Exchangeco to adjust the exercise, conversion, exchange or reset of price under any of such securities.

(c)

Capital Structure of Callco.  The authorized capital of Callco consists of an unlimited number of common shares ("Callco Common Shares"), of which one Common Share is outstanding as of the date hereof and such outstanding Callco Common Share is owned by the Parent as of the date hereof. Such issued and outstanding Callco Common Share has been duly authorized and is validly issued, fully paid and non-assessable.

(d)

Capital Structure of the Exchangeco.  The authorized capital of Exchangeco consists of an unlimited number of common shares ("Exchangeco Common Shares"), of which one Common Share is outstanding as of the date hereof and such outstanding Exchangeco Common Shares are owned by Callco as of the date hereof. Such issued and outstanding Exchangeco Common Share has been duly authorized and is validly issued, fully paid and non-assessable.

(e)

Escrow Conditions for Existing Parent Shareholders. Of the issued and outstanding 2,500,000 Parent Shares existing prior to the Acquisition, 750,000 will be deposited into escrow by the controlling shareholder of the Parent upon closing of the Acquisition.  If, during the six month period following closing, Parent completes a minimum US$1 million equity financing, such escrowed shares shall be released to the holder thereof promptly following.  If Parent fails to complete a minimum $6 million equity financing during the six months following closing of the Acquisition, such escrowed shares shall be forfeited and surrendered to the Parent for cancellation..

(f)

Authority Relative to this Agreement. Each of the Parent, Callco and the Exchangeco has the requisite corporate power, authority and capacity to enter into and perform its obligations under this Agreement and to complete the transactions contemplated hereby. The execution and delivery of this Agreement and the completion by the Parent, Callco and the Exchangeco of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action of the Parent, Callco and the Exchangeco and no other corporate proceedings on the part of the Parent, Callco or the Exchangeco, as the case may be, are necessary to authorize the execution and delivery by it of this Agreement or the completion by the Parent, Callco and the Exchangeco of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Parent, Callco and the Exchangeco and constitutes the legal, valid and binding obligation of the Parent, Callco and the Exchangeco enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors' rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

(g)

Required Approvals. No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is necessary for the execution and delivery by the Parent, Callco or the Exchangeco of this

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Agreement, the performance by either of them of its obligations hereunder and the completion by either of them of the Acquisition, other than:

(A)

As required under applicable U.S. Securities Laws; and

(B)

any other authorizations, licences, permits, certificates, registrations, consents, approvals and filings and notifications with respect to which the failure to obtain or make the same would not reasonably be expected to prevent or significantly impede or materially delay the completion of the Acquisition.

(h)

No Violation.

(A)

Subject to obtaining the authorizations, consents and approvals and making the filings referred to in Section 5.3(g) and complying with applicable Laws, the execution and delivery by each of the Parent, Callco and the Exchangeco of this Agreement, the performance by each of them of its respective obligations hereunder does not and will not (nor will they with the giving of notice or the lapse of time or both) (1) result in a contravention, breach, violation or default under any Law applicable to it, (2) result in a contravention, conflict, violation, breach or default under its constating documents or (3) result in a contravention, breach or default under or termination of, or acceleration or permit the acceleration of the performance required by, any material agreement, contract, covenant, undertaking, commitment, instrument, licence, permit or authorization to which it is a party or by which it is bound.

(B)

The Parent and the Parent Material Subsidiaries are not in violation of their respective charters or bylaws or in default in the performance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any lease, contract indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which any of the Parent and the Parent Material Subsidiaries are a party or by their respective properties and assets may be bound, which violation or default would have a Material Adverse Effect on the Parent.

(i)

Parent Material Subsidiaries. As of the date of this Agreement, the only material subsidiaries of the Parent are: (i) Callco; and (ii) the Exchangeco (collectively, the "Parent Material Subsidiaries"). All of the issued and outstanding shares of capital stock of each Parent Material Subsidiary held by the Parent have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Parent, free and clear of all Liens. Each Parent Material Subsidiary has been duly organized and is validly existing as a corporation in good standing under the Laws of the jurisdiction of its organization and has the power and authority to own its property and to conduct its business as currently conducted. Each Parent Material Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business as currently conducted or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Parent, and no proceeding has been instituted in any such jurisdiction to revoke, limit or curtail such power and authority or qualification.

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(j)

Consideration Shares. The Parent Shares and Exchangeable Shares to be issued pursuant to the Acquisition (and the Parent Shares issuable upon exchange of such Exchangeable Shares): (i) have been duly authorized, and, upon issuance, will be validly issued, fully paid and nonassessable; and (ii) will not be issued in violation of the articles, charter, by-laws or other constating documents of the Parent or the Exchangeco, as the case may be, or any agreement, contract, covenant, undertaking, or commitment to which the Parent or the Exchangeco is a party or bound.

(k)

SEC Documents and Listing Compliance.

(A)

The Parent Shares (including those underlying the Exchangeable Shares) have been or will be within 60 days of the Effective Date, registered under Section 12(g) of the 1934 Act and the Parent is subject to the periodic reporting requirements of Section 13 of the 1934 Act. The Parent has made available to the Company and the Shareholders true, complete and correct copies of all forms, reports, schedules, statements and other documents required to be filed by the Parent under the 1934 Act, as such documents have been amended since the time of filing thereof (the "SEC Documents").

(B)

Except as otherwise disclosed in the SEC Documents, the Parent maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the 1934 Act, and such controls and procedures are effective to ensure that: (1) all material information concerning the Parent is made known on a timely basis to the individuals responsible for the preparation of the Parent’s filings with the SEC and other public disclosure documents; (2) transactions are executed in accordance with management’s general or specific authorizations; (3) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability; (4) access to assets is permitted only in accordance with management’s general or specific authorization; and (5) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Parent has made available to the Company and the Shareholders copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. The books, records and accounts of the Parent accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Parent all to the extent required by generally accepted accounting principles.

(C)

The Parent has filed or furnished, as applicable, all forms, filings, registrations, submissions, statements, certifications, reports and documents required to be filed or furnished by it with the U.S. Securities and Exchange Commission (the "SEC") under the 1934 Act. As of their respective dates, the documents and information comprising the SEC Documents complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder, as applicable. The SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements

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therein, in the light of the circumstances under which they were made, not misleading.

(D)

The Parent Shares are eligible to trade and be quoted on, and are quoted on, the OTCQB or OTC Pink marketplace, and the Parent has received no notice or other communication indicating that such eligibility is subject to challenge or review by any applicable regulatory agency, electronic market administrator or exchange. The Parent has and shall have performed and satisfied all of its undertakings to, and of its obligations and requirements with, the SEC. The Parent has not taken any action that would preclude, or otherwise jeopardize, the registration of Parent Shares under the 1934 Act or the inclusion of the Parent Shares for quotation on the OTCQB or OTC Pink.

(E)

The principal executive officer and principal financial officer of the Parent has signed, and the Parent has filed with or furnished to the SEC, as the case may be, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, and (1) such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn and (2) neither the Parent or its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

(F)

The Parent has made available to the Company and the Shareholders complete and correct copies of all certifications filed with or furnished to the SEC, as the case may be, pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to Company and the Shareholders the matters and statements made in such certificates.

(l)

Parent Financial Statements. The Parent Financial Statements, forming part of the SEC Documents, were prepared in accordance with U.S. GAAP applied on a basis consistent with those of previous periods and in accordance with applicable Laws, except that interim financial statements are subject to normal period-end adjustments and may omit notes which are not required by applicable U.S. Securities Laws or U.S. GAAP. The Parent Financial Statements present fairly, in all material respects, the assets, liabilities and financial condition of the Parent and its consolidated subsidiaries on a consolidated basis as at the respective dates thereof and the revenues, earnings, results of operations, changes in shareholders' equity and cash flows of the Parent and its consolidated subsidiaries on a consolidated basis for the periods covered thereby (subject, in the case of the interim financial statements, to normal period-end adjustments). The selected and summary financial and statistical data included in the SEC Documents present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the SEC Documents.

(m)

No Undisclosed Liabilities. As of the Effective Date the Parent and the Parent Material Subsidiaries shall have no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) other than current accounts payable and accrued expenses, which shall not exceed US$5,000 in the aggregate.

(n)

Absence of Certain Changes. Since August 31, 2015, and except as otherwise disclosed in the SEC Filings:

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(A)

except in connection with the Acquisition and related transactions contemplated hereby, each of the Parent and the Parent Material Subsidiaries has conducted its business only in the ordinary course consistent with past practice;

(B)

there has not been any event, occurrence, development or state of circumstances or facts that has had or could reasonably be expected to have a Material Adverse Effect on the Parent;

(C)

the Parent has not effected any change in its accounting policies, principles, methods, practices or procedures;

(D)

except in connection with the Acquisition and related transactions contemplated hereby, the Parent has not effected or passed any resolution to approve a split, division, consolidation, combination or reclassification of any of its shares of common stock; and

(E)

except in connection with the Acquisition and related transactions contemplated hereby, neither the Parent nor any of the Parent Material Subsidiaries has agreed, announced, resolved or committed to do any of the foregoing.

(o)

Compliance with Laws. The business of the Parent and each of the Parent Material Subsidiaries has been and is currently being conducted in compliance with all applicable Laws. Further:

(A)

The Parent has not, and no person or entity acting on behalf or at the request of the Parent, at any time during the last five years: (1) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law; or (2) made any payment to any United States federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any other applicable jurisdiction.

(B)

To the knowledge of the Parent, no director, officer, agent, employee, or other person associated with, or acting on behalf of, the Parent, has, directly or indirectly (1) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; or (2) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Parent's internal accounting controls and procedures are sufficient to cause the Parent to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

(C)

Neither the Parent, nor any officer, director or affiliate of the Parent, has been, within the five years ending on the Effective Date; (1) a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (2) subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining,

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barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or (3) found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated U.S. Securities Laws or commodities laws and regulations, and the judgment has not been reversed, suspended or vacated.

(p)

Litigation. As of the date of this Agreement, there is no Proceeding against or involving the Parent or any of the Parent Material Subsidiaries or any officers, directors or affiliates of the Parent or any Parent Material Subsidiaries, (whether in progress or to the knowledge of the Parent threatened) that, if adversely determined, would or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Parent or prevent or significantly impede or materially delay the completion of the Acquisition and no event has occurred which might reasonably be expected to give rise to any such Proceeding. Neither the Parent nor any of the Parent Material Subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction, rule, award or decree of any Governmental Authority that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Parent or could reasonably be expected to prevent or significantly impede or materially delay the completion of the Acquisition.

(q)

Insolvency. No Proceeding is pending by or against the Parent or any of the Parent Material Subsidiaries, or is planned or threatened, in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Parent or any of the Parent Material Subsidiaries or for the appointment of a trustee, receiver, manager or other administrator of the Parent or any of the Parent Material Subsidiaries or any of their respective properties or assets nor is any such act or Proceeding threatened. Neither the Parent nor any of the Parent Material Subsidiaries has sought protection under the United States Bankruptcy Code or similar legislation.

(r)

Taxes. Each of the Parent and the Parent Material Subsidiaries has duly filed all Returns required to be filed by it prior to the date hereof, other than those which have been administratively waived, and all such Returns are true, complete and correct in all material respects. The Parent and each of the Parent Material Subsidiaries has paid or has collected, withheld and remitted to the appropriate Governmental Authority on a timely basis all assessments and reassessments and all other Taxes due and payable by it, other than those which are being or have been contested in good faith pursuant to applicable Laws and in respect of which adequate reserves or accruals in accordance with U.S. GAAP have been provided. Except as would not result in a Material Adverse Effect on the Parent, no audit, action, investigation, deficiency, litigation, proposed adjustment or other Proceeding exists or has been asserted or threatened with respect to Taxes of the Parent or any of the Parent Material Subsidiaries. The Exchangeco is a "taxable Canadian corporation" and not a "mutual fund corporation", each within the meaning of the Tax Act. None of the Parent and the Parent Material Subsidiaries: (i) has been a member of an affiliated group filing a consolidated Return (other than a group the common parent of which was the Parent); or (ii) has any liability for the Taxes of any Person (other than any of the Parent or the Parent Material Subsidiaries) under Section 1.1502-6 of the U.S. Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise. None of the Parent and the Parent Material Subsidiaries constitutes either a "distributing corporation" or a "controlled corporation" within the meaning of Section 355(a)(1)(A) of the U.S. Tax Code) in a distribution of shares qualifying for tax-deferred treatment under Section 355 of the U.S.

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Tax Code in the two years prior to the date of this Agreement. The Parent has not been a United States real property holding corporation within the meaning in Section 897(c)(2) of the U.S. Tax Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the U.S. Tax Code.

(s)

Investment Canada. The Parent is not a Canadian within the meaning of the Investment Canada Act.

(t)

Full Disclosure. The SEC Documents disclose all material facts related to the Parent, the Parent Material Subsidiaries, their respective businesses, financial conditions, assets, liabilities and operations, in each case to the extent required to be so disclosed pursuant to applicable U.S. Securities Laws, and no representation or warranty of the Parent or the Exchangeco contained in this Agreement, or in any certificate furnished to the Company pursuant to any provision of this Agreement, and the SEC Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.

(u)

Contracts. The Parent is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound. The Parent is not a party to any contract, agreement or arrangement other than this Agreement and as otherwise disclosed in the SEC Documents or as may be terminated at the Effective Date.

(v)

Market Stabilization. The Parent has not, and no person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the Parent Shares to facilitate the sale or resale of the Exchangeable Shares and the Parent Shares issuable upon exchange of the Exchangeable Shares.

(w)

Investment Company. The Parent has been advised concerning the Investment Company Act, and the rules and regulations thereunder, and has in the past conducted its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, and the rules and regulations thereunder.

(x)

Finder’s Fee. Except with respect to obligations assumed by the Parent as a result of the Acquisition that were, but for the Acquisition, obligations of the Company, the Parent has not incurred any liability, direct or indirect, for finders’ or similar fees on behalf of or payable by the Parent, the Company or the Shareholders in connection with the Acquisition or any other transaction involving the Parent, the Company or the Shareholders.

(y)

No Registration Rights. Except for the Parent Shares issuable upon exchange of the Exchangeable Shares or the Parent Shares issued to Non-Eligible Holders, no stockholder of the Parent has any right to request or require the Parent to register the sale of any shares owned by such stockholder under the 1933 Act on any registration statement.

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(z)

Liens. On the Effective Date, the Parent and the Parent Material Subsidiaries shall each be the owner of its respective assets with good and marketable title thereto, free and clear of all Liens.

(aa)

Licenses. The Parent and the Parent Material Subsidiaries are in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of their respective businesses, all of which are valid and in full force and effect.

(bb)

Intellectual Property. The Parent has no, and has no rights to use, patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights. The Parent has not received any notice of, or has knowledge of, any infringement of or conflict with asserted rights of the Parent by others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights; and the Parent has not received any notice of, or has no knowledge of, any infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it or which, individually or in the aggregate, in the event of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(cc)

No Loans or Advances to Affiliates. The Parent and the Parent Material Subsidiaries have no outstanding loans, advances or guarantees of indebtedness by the Parent or the Parent Material Subsidiaries to, of for the benefit of, any of the officers, directors or director-nominees of the Parent and the Parent Material Subsidiaries, or any of the members of the families of any of them, except as disclosed in the SEC Documents.

(dd)

Insurance. Except as disclosed in the SEC Documents, the Parent and the Parent Material Subsidiaries do not have any insurance. The Parent has at no time been refused any insurance coverage sought or applied for.

(ee)

Employment and Labour Laws. The Parent and the Parent Material Subsidiaries have each operated in accordance with all applicable Laws with respect to employment and labour in all material respects, including employment and labour standards, occupational health and safety, employment equity, pay equity, workers' compensation, human rights, labour relations and privacy, and there are no current, pending or, to the knowledge of the Parent and each of the Parent Material Subsidiaries threatened Proceedings by or before any Governmental Authority with respect to any such matters, except where the failure to so operate would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on the Parent.

5.4

Survival of Representations and Warranties

No investigation by or on behalf of any Party will mitigate, diminish or affect the representations and warranties made by the other Parties. Except for the representations and warranties contained in this Article 5, no Party nor any other persons on behalf of a Party makes any express or implied representation or warranty with respect to such Party or with respect to any other information provided or otherwise made available to any other Party in connection with the transactions contemplated hereby. The representations and warranties of the Parties contained in this Agreement will not survive the completion of the Acquisition and will expire and be terminated on the earlier of the Effective Time and the date on

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which this Agreement is terminated in accordance with its terms. This Section 5.4 will not limit any covenant or agreement of any of the Parties, which, by its terms, contemplates performance after the Effective Time or the date on which this Agreement is terminated, as the case may be.

ARTICLE 6
COVENANTS REGARDING THE CONDUCT OF BUSINESS

6.1

Covenants of the Company

The Company covenants and agrees that, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, unless the Exchangeco otherwise consents in writing (to the extent that such consent is permitted by applicable Law), which consent will not be unreasonably withheld, conditioned or delayed, or expressly permitted or specifically contemplated by this Agreement or as is otherwise required by applicable Law:

(a)

the business of the Company will be conducted only in the ordinary course of business;

(b)

the Company will comply with the terms of all Material Contracts and the Company will use commercially reasonable efforts to maintain and preserve intact its business organization, assets, properties, rights, goodwill and business relationships and keep available the services of its officers and employees as a group;

(c)

the Company will not, directly or indirectly:

(A)

alter or amend its articles or other constating documents (except in connection with its proposed name change to "Biotricity Inc.", or such other name as may be determined by the Company);

(B)

split, divide, consolidate, combine or reclassify the Common Shares or any other securities;

(C)

issue, grant, sell or pledge or authorize or agree to issue, grant, sell or pledge any Common Shares or other securities of the Company (including, for greater certainty, Options, Warrants, Advisory Warrants, Convertible Debentures or any equity-based awards), or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, Common Shares or other securities of the Company, other than: (i) the issuance of Common Shares issuable pursuant to the exercise of Options, Warrants, Advisory Warrants and Convertible Debentures outstanding on the date hereof; (ii) the grant of equity incentives to employees, directors and officers in the ordinary course; and (iii) the issue of securities in connection with any bona fide arm's length acquisitions by the Company;

(D)

redeem, purchase or otherwise acquire any of its outstanding Common Shares or other securities or securities convertible into or exchangeable or exercisable for Common Shares or any such other securities unless otherwise required by the terms of such securities;

(E)

amend the terms of any Securities of the Company;

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(F)

adopt a plan of liquidation or resolution providing for the liquidation or dissolution of the Company; or

(G)

enter into, modify or terminate any Contract with respect to any of the foregoing;

(d)

the Company will promptly notify the Exchangeco in writing of any "material change" (as defined in the Securities Act) in relation to the Company, and the Company will promptly notify the Exchangeco in writing of any circumstance or development that, to the knowledge of the Company, has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company; and

(e)

except as permitted by Article 8 hereof, the Company will not take any action that would: (i) reasonably be expected to prevent or significantly impede or materially delay the completion of the Acquisition or (ii) render, or reasonably be expected to render, any representation or warranty made by the Company in this Agreement untrue or inaccurate in any material respect (disregarding for this purpose all materiality or Material Adverse Effect qualifications contained therein).

Subject to the obligations of the Company herein, neither the Parent nor the Exchangeco shall have the right to control, directly or indirectly, the operations or the business of the Company at any time prior to the Effective Time.

6.2

Covenants of the Parent

The Parent covenants and agrees that, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, unless the Company otherwise consents in writing (to the extent that such consent is permitted by applicable Law), which consent will not be unreasonably withheld, conditioned or delayed, or as is otherwise expressly permitted or specifically contemplated by this Agreement or as is otherwise required by applicable Law:

(a)

the Parent will not incur any expenses except in conjunction with the transactions contemplated herein up to an aggregate maximum of US$5,000;

(b)

the Parent will promptly notify the Company in writing of any circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Parent;

(c)

the Parent will not, and will not permit any of the Parent Material Subsidiaries to, take any action that would: (i) reasonably be expected to prevent or significantly impede or materially delay the completion of the Acquisition; or (ii) render, or reasonably be expected to render, any representation or warranty made by the Exchangeco, Callco or the Parent in this Agreement untrue or inaccurate in any material respect (disregarding for this purpose all materiality or Material Adverse Effect qualifications contained therein);

(d)

the Parent will, with respect to registering the Parent Shares issuable upon exchange of the Exchangeable Shares:

(A)

prepare and file with the SEC a registration statement (the "Registration Statement") with respect to the Parent Shares issuable upon exchange of the Exchangeable Shares, the Parent Shares issued to Non-Eligible Holders, and the

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Parent Shares issuable upon conversion or exercise of the Convertible Debenture Warrants and Advisor Warrants within 90 days following the closing of the Acquisition and thereafter use its commercially reasonable efforts to cause such registration statement to become effective;

(B)

prepare and file with the SEC such amendments and supplements to such Registration Statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the 1933 Act in order to enable the disposition of all securities covered by such Registration Statement;

(C)

use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the Shareholders; provided that the Parent shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Parent is already subject to service in such jurisdiction and except as may be required by the 1933 Act; and

(D)

use its commercially reasonable efforts to cause all the Parent Shares issuable upon exchange of the Exchangeable Shares the Parent Shares issued to Non-Eligible Holders, and the Parent Shares issuable upon conversion or exercise of the Convertible Debenture Warrants and Advisor Warrants covered by such registration statement to be eligible for quotation on the OTCQB.

(e)

the Parent will file a "Notification to Acquire Control of an Existing Canadian Business" pursuant to the Investment Canada Act within 30 days after the Effective Date; and

(f)

The Parent and Callco shall take all actions necessary to: (i) maintain in effect for all periods relevant hereto an election under § 301.7701-3 of the U.S. Treasury Regulations for Callco to be disregarded as an entity separate from the Parent for U.S. federal income tax purposes; and (ii) cause Callco for each taxable period of its existence to be disregarded as an entity separate from Parent for U.S. federal income tax purposes. Prior to the Effective Time, the Parent shall deliver to the Company a copy of the applicable Form 8832 (Entity Classification Election) for Callco and proof of filing of such Form 8832 by Callco with the U.S. Internal Revenue Service.

ARTICLE 7
ADDITIONAL COVENANTS

7.1

Covenants with Respect to Exchangeable Share Structure

(a)

Each of the Exchangeco and the Parent will use their commercially reasonable efforts to:

(A)

cause the Parent Shares to be issued from time to time upon exchange of the Exchangeable Shares or upon conversion or exercise  of Convertible Debenture Warrants or Advisor Warrants in accordance with their terms to be quoted and posted for trading on the OTCQB or other quotation service or securities exchange; and

(B)

ensure that the Exchangeco is, at the Effective Time and for so long as there are any Exchangeable Shares issued and outstanding (other than Exchangeable

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Shares held by the Parent or any of its affiliates), a "taxable Canadian corporation" and not a "mutual fund corporation," each within the meaning of the Tax Act.

(b)

The Exchangeco acknowledges and agrees that it shall execute joint elections under subsection 85(1) or 85(2) of the Tax Act (and in each case, where applicable, the analogous provisions of provincial income tax Laws) with respect to the transfer of Eligible Shares to the Exchangeco pursuant to Section 2.2(a)(A) by Eligible Holders, in each case subject to and in accordance with Section 2.3 of this Agreement.

(c)

Each Party represents and warrants that it understands that the shares of the Parent issued in connection with this Agreement and the Exchangeable Share Provisions will be "restricted securities" as defined in Rule 144 under the 1933 Act, and that the shares of the Parent issued in connection with the Acquisition, this Agreement and the Exchangeable Share Provisions may not be resold without registration under the Securities Act or an exemption therefrom. The Shareholders represent that they are acquiring the Parent Shares issued in connection with this Agreement for investment purposes only and without the intent to make a further distribution of such shares. All shares to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the 1933 Act, under Section 4(a)(2) of the 1933 Act and the rules and regulations promulgated thereunder.

(d)

Each Party represents and warrants that it understands that the Parent Shares issued in connection with the Acquisition and this Agreement will bear a legend that is similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES,

AND ANY LEGEND REQUIRED BY THE "BLUE SKY" LAWS OF ANY STATE TO THE EXTENT SUCH LAWS ARE APPLICABLE TO THE SECURITIES REPRESENTED BY THE CERTIFICATE SO LEGENDED.

(e)

Each Shareholder acknowledges and agrees that he/she/it will not, directly or indirectly,

(i)

sell, offer to sell, grant any option, right or warrant for the sale of, or otherwise lend, transfer, assign or dispose of (including, without limitation, by making any short sale, engaging in any hedging, monetization or derivative transaction or entering into any swap or other arrangement that transfers to another, in whole or

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in part, any of the economic consequences of ownership of the Eligible Share Consideration or Share Consideration, as applicable;

(ii)

secure or pledge any the Eligible Share Consideration or Share Consideration, as applicable; or

(iii)

agree to or announce any intention to do any of the foregoing things.

((i) through (iii), collectively being, the "Escrow Conditions")

Each Shareholder agrees that the Escrow Conditions shall apply to his/her/its Eligible Share Consideration or Share Consideration, as applicable, from the date of this Agreement and such Shareholder's Eligible Share Consideration or Share Consideration shall be released from the Escrow Conditions in accordance with the following escrow release schedule (unless such schedule is accelerated at the direction of the board of the Parent, with the written consent of Highline Research Advisors, LLC):

(A)

10% of such Eligible Share Consideration and Share Consideration shall be released upon effectiveness of the proposed filing of a registration statement in Form S-1 with the SEC;

(B)

25% of such Eligible Share Consideration and Share Consideration shall be released on the 6 month anniversary of effectiveness of the S-1 filing;

(C)

50% of such Eligible Share Consideration and Share Consideration shall be released on the 9 month anniversary of effectiveness of the S-1 filing; and

(D)

the remaining 15% of such Eligible Share Consideration and Share Consideration shall be released on the 12 month anniversary of effectiveness of the S-1 filing.

7.2

Mutual Covenants

Each of the Parties covenants and agrees that, subject to the terms and conditions of this Agreement, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:

(a)

it will give prompt notice to the others of: (i) the occurrence or failure to occur of any event, which occurrence or failure would cause or may cause any representation or warranty on its part contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the earlier of the Effective Date and the termination of this Agreement; and (ii) any failure of such Party, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder;

(b)

it will use commercially reasonable efforts to execute and do all acts, further deeds, things and assurances as may be required in the reasonable opinion of the other Parties' legal counsel to permit the completion of the Acquisition;

(c)

all information regarding the business of the Company that the Company provides to the Parent or the Parent Material Subsidiaries during their mutual due diligence investigation of the Company shall be kept in strict confidence by each of the Parent and the Parent

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Material Subsidiaries and shall not be used (except in connection with due diligence), dealt with, exploited or commercialized by the Parent and the Parent Material Subsidiaries or disclosed to any third party (other than their respective professional accounting and legal advisors or to the public to the extent required under applicable securities laws) without the prior written consent of the Company. Likewise, all information regarding the business of the Parent and the Parent Material Subsidiaries shall be kept in strict confidence by the Company and shall not be used (except in connection with due diligence), dealt with, exploited or commercialized by the Company or disclosed to any third party (other than the Company's professional accounting and legal advisors or to the public to the extent required under applicable Laws) without the prior written consent of the Parent and the Parent Material Subsidiaries, as applicable. If the Acquisition does not proceed for any reason, then upon receipt of a written request from any party, the other parties shall immediately return to the requesting party (or as directed by such party) any information received regarding such party's business; and

(d)

it will obtain all required approvals and consents to complete the transactions contemplated in this Agreement, including without limitation:

(A)

the approval by the board of directors and the stockholders; and

(B)

the approval of any third parties from whom the Parties must obtain consent.

7.3

Board and Management

(a)

The Parties agree that as soon as practicable following the Effective Date, subject to the Parent meeting its information obligations under the 1934 Act, the board of directors and executive officers of the Parent shall consist of the following individuals, and such other individuals as may be designated by the Company:

NAME	TITLE(S)
Waqaas Al-Siddiq	Director, President and Chief Executive Officer

7.4

Payment of Dividends Prior to Effective Time

If on or after the date hereof, the Company sets a record date for any dividend or other distribution on the Common Shares that is prior to the Effective Time or the Company pays any dividend or other distribution on the Common Shares prior to the Effective Time, then the Company, Parent, Callco and Purchaser shall make such adjustments to the Eligible Share Consideration and Share Consideration hereunder as they determine acting in good faith to be necessary to restore the original intention of the Parties in the circumstances.

7.5

Indemnification by Shareholders

(a)

Each Shareholder agrees to indemnify the Company, the Parent, the Exchangeco and Callco, and their respective directors, officers, employees, agents and representatives against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance upon the representations, warranties and covenants of such Shareholder herein. Each Shareholder undertakes to notify the Company immediately of any change in any representation, warranty or other

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information relating to such Shareholder set forth herein which takes place prior to the Effective Date.

ARTICLE 8
TERMINATION

8.1

Termination

This Agreement may be terminated at any time prior to the Effective Time by:

(a)

the mutual agreement of the Company and the Exchangeco;

(b)

the Exchangeco, if there has been a material breach by the Company of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Company that is not cured, to the reasonable satisfaction of the Exchangeco, within 10 business days after notice of such breach is given by the Exchangeco (except that no cure period shall be provided for a breach by the Company that by its nature cannot be cured);

(c)

the Company, if there has been a material breach by the Parent or any Parent Material Subsidiaries of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Parent or any Parent Material Subsidiaries, as applicable, that is not cured, to the reasonable satisfaction of the Company, within 10 business days after notice of such breach is given by the Company (except that no cure period shall be provided for a breach by the Parent or any Parent Material Subsidiaries that by its nature cannot be cured);

(d)

the Exchangeco or the Company if any permanent injunction or other order of a governmental entity or competent authority preventing the consummation of the Acquisition has become final and non-appealable; or

(e)

the Exchangeco or the Company if the Effective Time does not occur on or before the Outside Date, except that the right to terminate this Agreement under this Section 8.1(e) shall not be available to a Party if the failure of that Party or its affiliate to fulfill any of its obligations or breach of any of its representations and warranties under this Agreement has been a principal cause of, or resulted in, the failure of the Effective Time to occur by such date.

8.2

Void upon Termination

If this Agreement is terminated in accordance with Section 8.1, this Agreement shall become void and of no force and effect and no Party will have any liability or further obligation to the other Party hereunder, except that the provisions of Sections 7.2(c), 8.2 and Article 10 (other than Section 10.7, Section 10.10 and Section 10.11) shall survive any termination hereof in accordance with Section 8.1, provided, however, that neither the termination of this Agreement nor anything contained in this Section 8.2 will relieve any Party from any liability for any intentional or wilful breach by it of this Agreement, including any intentional or wilful making of a misrepresentation in this Agreement.

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ARTICLE 9
CONDITIONS PRECEDENT

9.1

Mutual Conditions Precedent

The respective obligations of the Parties to complete the Acquisition are subject to the satisfaction, or mutual waiver by the Exchangeco, Callco and the Company, on or before the Effective Date, of each of the following conditions, each of which are for the mutual benefit of the Parties and which may be waived, in whole or in part, by the Exchangeco, Callco and the Company at any time:

(a)

no Law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no Proceeding will otherwise have been taken under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent) that makes the Acquisition illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Acquisition as contemplated herein;

(b)

this Agreement will not have been terminated in accordance with its terms; and

(c)

Shareholders holding greater than 50% of the issued and outstanding Common Shares shall have executed this Agreement such that any remaining Shareholders may be compelled to sell their Common Shares to the Exchangeco on the terms hereof pursuant to the compulsory sale (or "drag along" provisions) of the Shareholders' Agreement.

9.2

Additional Conditions Precedent to the Obligations of the Company

The obligation of the Company to complete the Acquisition will be subject to the satisfaction, or waiver by the Company, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Company and which may be waived by the Company at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Company may have:

(a)

each of the Exchangeco, Callco and the Parent will have complied in all material respects with its obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Effective Date;

(b)

the representations and warranties of the Exchangeco, Callco and the Parent in Section 5.3 will be true and correct (disregarding for this purpose all materiality or Material Adverse Effect qualifications contained therein) as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date);

(c)

there will not have occurred prior to the date hereof a Material Adverse Effect on the Parent that has not been publicly disclosed or disclosed to the Company in writing by the Exchangeco prior to the date hereof and, between the date hereof and the Effective Time, there will not have occurred a Material Adverse Effect on the Parent or any event, occurrence, circumstance or development that would reasonably be expected to have a Material Adverse Effect on the Parent;

(d)

the Company will have received a certificate of the Parent signed by a senior officer of the Parent for and on behalf of the Parent and without personal liability and dated the Effective Date certifying that the conditions set out in Section 9.2(a), Section 9.2(b) and

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Section 9.2(c) have been satisfied, which certificate will cease to have any force and effect after the Effective Time;

(e)

the Company will have received certified copies of resolutions duly passed by the board of directors of the Parent (acting for itself and on behalf of the Exchangeco) approving this Agreement and the completion of the transactions contemplated hereby;

(f)

the Support Agreement and Voting and Exchange Trust Agreement shall have each been executed and delivered by each of the parties thereto;

(g)

the Parent and its subsidiaries, taken together, will have no assets or liabilities other than current accounts payable and accrued expenses not exceeding US$5,000 in the aggregate; and

(h)

executed resignations and releases in favour of the Company in a form acceptable to the Company, acting reasonably, will have been received by the Parent on or prior to the Effective Date from all directors and officers of the Parent.

9.3

Additional Conditions Precedent to the Obligations of the Exchangeco, Callco and the Parent

The obligation of the Exchangeco, Callco and the Parent to complete the Acquisition will be subject to the satisfaction, or waiver by the Exchangeco, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Exchangeco, Callco and the Parent and which may be waived by the Exchangeco at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Exchangeco, Callco and the Parent may have:

(a)

the Company will have complied in all material respects with its obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Effective Date;

(b)

the representations and warranties of the Company in Section 5.1 will be true and correct (disregarding for this purpose all materiality or Material Adverse Effect qualifications contained therein) as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) except: (i) as affected by transactions, changes, conditions, events or circumstances contemplated or permitted by this Agreement; or (ii) for breaches of representations and warranties which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

(c)

there will not have occurred prior to the date hereof a Material Adverse Effect on the Company that has not been publicly disclosed or disclosed to the Exchangeco in writing by the Company prior to the date hereof and, between the date hereof and the Effective Time, there will not have occurred a Material Adverse Effect on the Company or any event, occurrence, circumstance or development that would reasonably be expected to have a Material Adverse Effect on the Company;

(d)

the Exchangeco will have received a certificate of the Company signed by a senior officer of the Company for and on behalf of the Company and without personal liability and dated the Effective Date certifying that the conditions set out in Section 9.3(a), Section

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9.3(b), and Section 9.3(c) have been satisfied, which certificate will cease to have any force and effect after the Effective Time; and

(e)

the Exchangeco will have received certified copies of resolutions duly passed by the Board of Directors approving this Agreement and the completion of the transactions contemplated hereby.

ARTICLE 10
GENERAL

10.1

Independent Legal Advice

The Shareholders acknowledge and agree that Bennett Jones LLP has acted as Canadian counsel only to the Company, that Ruskin Moscou Faltischek, P.C. has acted as U.S. counsel only to the Company, and that Bennett Jones LLP and Ruskin Moscou Faltischek, P.C., as the case may be, are not protecting the rights and interests of the Shareholders, the Parent, Callco and Exchangeco.

The Shareholders acknowledge and agree that the Company, the Parent and the Parent Material Subsidiaries, and Bennett Jones LLP and Ruskin Moscou Faltischek, P.C., as the case may be, have given the Shareholders the opportunity to seek, and have recommended that the Shareholders obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Shareholders hereby represent and warrant to the Company, the Parent and the Parent Material Subsidiaries and Bennett Jones LLP and Ruskin Moscou Faltischek, P.C., as the case may be, that each Shareholder has sought independent legal advice or declined to do so of its own volition.

10.2

Notices

Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and will be given by personal delivery or by electronic means of communication addressed to the recipient as follows:

(A)

if to the Exchangeco, Callco or the Parent prior to closing of the Acquisition, as follows:

Kazi Hasan
14080 Burden Cres.
Briarwood, NY   11435

(B)

if to the Company and the Shareholders, and if to Parent, Callco or Exchangeco post-closing:

iMedical Innovation

75 International Blvd., Suite 300

Toronto, Ontario M9W 6L0

Canada

Attention:

Waqaas Al-Siddiq

E-mail:

walsiddiq@biotricity.com

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with a copy (which will not constitute notice) to:

Bennett Jones LLP

3400 One First Canadian Place
P.O. Box 130

Toronto, Ontario M5X 1A4

Canada

Attention:

Hugo Alves and Aaron Sonshine

Facsimile No.:

416.863.1716

E-mail:

AlvesH@bennettjones.com;

SonshineA@bennettjones.com

and to:

Ruskin Moscou Faltischek, P.C.
1425 RXR Plaza
East Tower 15th Floor

Uniondale, NY 11556-1425

USA

Attention:

Stephen E. Fox

Facsimile No.:

516.663.6780

E-mail:

sfox@rmfpc.com

or to such other street address, individual or electronic communication number or address as may be designated by notice given by either Party to the other. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day.

10.3

Expenses

Each Party will pay its respective legal and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant to this Agreement and any other costs and expenses whatsoever and howsoever incurred.

10.4

No Assignment

Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party without the prior written consent of the other Parties.

10.5

Benefit of Agreement

This Agreement will enure to the benefit of and be binding upon the respective successors (including any successor by reason of amalgamation or statutory arrangement) and permitted assigns of the Parties.

10.6

Time of Essence

Time is of the essence of this Agreement.

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10.7

Public Announcements

No Party shall issue any press release or otherwise make any written public statement with respect to this Agreement without the consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the foregoing shall be subject to each Party's overriding obligation to make any disclosure or filing required under applicable Laws, and the Party making the disclosure shall use commercially reasonable efforts to give prior oral or written notice to the other Party and reasonable opportunity for the other Party to review or comment on the disclosure or filing.

10.8

Governing Law; Attornment; Service of Process; Waiver of Jury Trial

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (excluding any conflict of law rule or principle of such laws that might refer such interpretation or enforcement to the laws of another jurisdiction). The parties hereby attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

10.9

Entire Agreement

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter thereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties with respect thereto except as expressly set forth in this Agreement.

10.10

Third Party Beneficiaries

Except for: (i) the rights of the Shareholders to receive the consideration payable to them following the Effective Time, this Agreement is not intended to confer any rights or remedies upon any other person, provided, however, Section 7.4 is intended for the benefit of the Company, the Parent, the Exchangeco and Callco, and their respective directors, officers, employees, agents and representatives (collectively, the "Third Party Beneficiaries") and such section will be enforceable by each of such persons and his or her heirs, executors, administrators and other legal representatives and the Company, the Parent, the Exchangeco and Callco, and any successors (including any corporation or other entity continuing following the amalgamation, merger, consolidation or winding up of the Company, the Parent, the Exchangeco and Callco with or into one or more entities (pursuant to a statutory procedure or otherwise)), will hold the rights and benefits of Section 7.4 and this Section 10.10 in trust for and on behalf of the Third Party Beneficiaries and their heirs, executors, administrators and other legal representatives and the Company, the Parent, the Exchangeco and Callco hereby accept such trust and agree to hold the benefit of and enforce performance of such covenants on behalf of the Third Party Beneficiaries and such rights are in addition to, and not in substitution for, any other rights that any Third Party Beneficiary may have by contract or otherwise.

10.11

Amendment

(a)

This Agreement may, at any time and from time to time but not later than the Effective Time, be amended by written agreement of the Parties hereto without, subject to applicable Laws, further notice to or authorization on the part of the Securityholders, and any such amendment may, without limitation:

(A)

change the time for performance of any of the obligations or acts of the Parties;

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(B)

waive any inaccuracies or modify any representation, warranty, term or provision contained herein or in any document delivered pursuant hereto; or

(C)

waive compliance with or modify any of the conditions precedent referred to in Article 10 or any of the covenants herein contained or waive or modify performance of any of the obligations of the Parties, provided, however, that no such amendment may reduce or materially affect the consideration to be received by the Shareholders without their approval.

10.12

Waiver and Modifications

Any Party may: (a) waive, in whole or in part, any inaccuracy of, or consent to the modification of, any representation or warranty made to it hereunder or in any document to be delivered pursuant hereto; (b) extend the time for the performance of any of the obligations or acts of the other Parties; (c) waive or consent to the modification of any of the covenants herein contained for its benefit or waive or consent to the modification of any of the obligations of the other Parties hereto; or (d) waive the fulfillment of any condition to its own obligations contained herein. No waiver or consent to the modifications of any of the provisions of this Agreement will be effective or binding unless made in writing and signed by the Party or Parties purporting to give the same and, unless otherwise provided, will be limited to the specific breach or condition waived. The rights and remedies of the Parties hereunder are cumulative and are in addition to, and not in substitution for, any other rights and remedies available at law or in equity or otherwise. No single or partial exercise by a Party of any right or remedy precludes or otherwise affects any further exercise of such right or remedy or the exercise of any other right or remedy to which that Party may be entitled. No waiver or partial waiver of any nature, in any one or more instances, will be deemed or construed a continued waiver of any condition or breach of any other term, representation or warranty in this Agreement.

10.13

Severability

If any provision of this Agreement is determined by any court of competent jurisdiction to be illegal or unenforceable, that provision will be severed from this Agreement and the remaining provisions will continue in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner that results in a Material Adverse Effect on the Company or the Parent, or both, or would prevent or significantly impede or materially delay the completion of the Acquisition.

10.14

Further Assurances

Subject to the provisions of this Agreement, the Parties will, from time to time, do all acts and things and execute and deliver all such further documents and instruments, as the other Parties may, either before or after the Effective Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

10.15

Counterparts

This Agreement may be executed and delivered in any number of counterparts (including by facsimile or electronic transmission), each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BIOTRICITY INC. (formerly known as Metasolutions, Inc.)
Per:	/s/ Kasi Hasan
Name: Kasi Hasan Title:Chief Executive Officer

1061806 B.C. LTD.
Per:	/s/ Kasi Hasan
Name: Kasi Hasan Title:Chief Executive Officer

1062024 B.C. LTD.
Per:	/s/ Kasi Hasan
Name: Kasi Hasan Title:Chief Executive Officer

IMEDICAL INNOVATION INC.
Per:	/s/ Waqaas Al-Siddiq
Name: Waqaas Al-Siddiq Title: Chief Executive Officer

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SCHEDULE A
LIST OF SHAREHOLDERS

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SCHEDULE B
SPECIAL RIGHTS AND RESTRICTIONS
EXCHANGEABLE SHARES

The Exchangeable Shares Without Par Value have attached to them the special rights and restrictions set out in this Part 1:

1.

Interpretation.

(a)

Definitions.  For the purposes of these Exchangeable Share Provisions:

"affiliate" has the meaning ascribed thereto in the Securities Act (British Columbia);

"BCA(BC)" means the Business Corporations Act (British Columbia), and all regulations made thereunder as promulgated or amended from time to time;

"Board of Directors" means the board of directors of the Company;

"Business Day" means any day other than a Saturday, Sunday, a public holiday or a day on which commercial banking institutions in Vancouver, British Columbia are closed for business;

"Callco" means 1061806 B.C. Ltd., a subsidiary of the Parent existing under the laws of the Province of British Columbia, or any other direct or indirect wholly-owned subsidiary of the Parent designated by the Parent from time to time in replacement thereof;

"Canadian Dollar Equivalent" means, at any date, in respect of any amount expressed in a currency other than Canadian dollars (the "Foreign Currency Amount") as of such date, the product obtained by multiplying (i) the Foreign Currency Amount by (ii) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

"Common Shares" means the common shares in the capital of the Company;

"Current Market Price" means, in respect of a Parent Share on any date, the Canadian Dollar Equivalent of the average closing sale price on the OTCQB during the period of 20 consecutive trading days ending on the third trading day immediately before such date or, if the Parent Shares are not then quoted on the OTCQB, on such other stock exchange or automated quotation system on which the Parent Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Parent Shares during such period does not reflect the fair market value of a Parent Share, then the Current Market Price of a Parent Share shall be determined by the Board of Directors, based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate; and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding, absent manifest error;

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"Effective Date" has the meaning ascribed thereto in the Exchange Agreement;

"Exchange Agreement" means the exchange agreement to be entered into among the Parent, the Company, Callco, iMedical Innovation Inc. and the securityholders of iMedical Innovation Inc. who have signed the Exchange Agreement or who have agreed to be bound by the Exchange Agreement, including the schedules thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its term;

"Exchangeable Shares" means the exchangeable shares in the capital of the Company, having the rights, privileges, restrictions and conditions set forth herein;

"Exchangeable Share Consideration" means, with respect to each Exchangeable Share, for any acquisition of, redemption of or distribution of assets of the Company in respect of such Exchangeable Share, or purchase of such Exchangeable Share pursuant to these Exchangeable Share Provisions, the Exchange Agreement, the Support Agreement or the Voting and Exchange Trust Agreement:

(i)

the Current Market Price of one Parent Share deliverable in connection with such action; plus

(ii)

a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared, payable and unpaid, and all undeclared but payable, cash dividends deliverable in connection with such action; plus

(iii)

such stock or other property constituting any declared, payable and unpaid non-cash dividends deliverable in connection with such action,

provided that: (A) the part of the consideration which represents (i) above shall be fully paid and satisfied by the delivery of one Parent Share, such share to be duly issued, fully paid and non-assessable; (B) the part of the consideration which represents (iii) above shall be fully paid and satisfied by delivery of such non-cash items; (C) in each case, any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest; and (D) in each case, any such consideration shall be paid without interest and less any tax required to be deducted and withheld therefrom;

"Exchangeable Share Price" means, at any time, for each Exchangeable Share, an amount equal to the aggregate of:

(i)

the Current Market Price of one Parent Share at such time;

(ii)

the full amount of all cash dividends declared, payable and unpaid, at such time, on such Exchangeable Share;

(iii)

the full amount of all non-cash dividends declared, payable and unpaid, at such time, on such Exchangeable Share; and

(iv)

the full amount of all dividends declared and payable or paid in respect of each Parent Share which have not, at such time, been declared or paid on Exchangeable Shares in accordance herewith;

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"Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions set out herein;

"Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Company, other than an Exempt Exchangeable Share Voting Event, and, for greater certainty, excluding any matter in respect of which holders of Exchangeable Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as Beneficiaries under (and as that term is defined in) the Voting and Exchange Trust Agreement;

"Exempt Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Company to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change is required to maintain the economic equivalence of the Exchangeable Shares and the Parent Shares;

"Liquidation Amount" has the meaning ascribed thereto in Section 5(a);

"Liquidation Call Right" has the meaning ascribed thereto in the Exchange Agreement;

"Liquidation Date" has the meaning ascribed thereto in Section 5(a);

"OTCQB" means the OTCQB tier of the OTC Markets Group;

"Parent" means Biotricity Inc., a corporation existing under the laws of the State of Nevada;

"Parent Control Transaction" shall be deemed to have occurred if:

(i)

any person acquires (including by way of Exchange Agreement), directly or indirectly, any voting security of the Parent and, immediately after such acquisition, directly or indirectly owns, or exercises control and direction over, voting securities representing more than 50% of the total voting power of all of the then outstanding voting securities of the Parent;

(ii)

the shareholders of the Parent approve a merger, consolidation, recapitalization or reorganization of the Parent, other than any such transaction which would result in the holders of outstanding voting securities of the Parent immediately prior to such transaction directly or indirectly owning, or exercising control and direction over, voting securities representing more than 50% of the total voting power of all of the voting securities of the surviving entity outstanding immediately after such transaction;

(iii)

the shareholders of the Parent approve a liquidation of the Parent; or

(iv)

the Parent sells or disposes of all or substantially all of its assets;

"Parent Dividend Declaration Date" means the date on which the board of directors of the Parent declares any dividend or other distribution on the Parent Shares;

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"Parent Shares" means shares of common stock of the Parent;

"person" includes any individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture,  joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or governmental authority or other entity, whether or not having legal status;

"Redemption Call Purchase Price" has the meaning ascribed thereto in the Exchange Agreement;

"Redemption Call Right" has the meaning ascribed thereto in the Exchange Agreement;

"Redemption Date" means the date, if any, established by the Board of Directors for the redemption by the Company of all but not less than all of the outstanding Exchangeable Shares, which date shall be no earlier than the sixth anniversary of the Effective Date, unless:

(i)

the aggregate number of Exchangeable Shares issued and outstanding (other than Exchangeable Shares held by the Parent and its subsidiaries) is less than 5% of the number of Exchangeable Shares issued on the Effective Date (as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision, combination or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date as it may determine, upon at least 30 days' prior written notice to the registered holders of the Exchangeable Shares;

(ii)

a Parent Control Transaction is proposed, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such Parent Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such Parent Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date as it may determine, upon such number of days, prior written notice to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

(iii)

an Exchangeable Share Voting Event is proposed and (A) the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose (which business purpose must be bona fide and not for the primary purpose of causing the occurrence of the Redemption Date) intended by the Exchangeable Share Voting Event in a commercially reasonable manner that does not result in an Exchangeable Share

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Voting Event and (B) the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares to approve or disapprove, as applicable, the Exchangeable Share Voting Event, in which case the Redemption Date shall be the Business Day following the later of the day on which the Board of Directors makes such a determination or the holders of the Exchangeable Shares fail to take such action; or

(iv)

an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares to approve or disapprove, as applicable, the Exempt Exchangeable Share Voting Event, in which case the Redemption Date shall be the Business Day following the day on which the holders of the Exchangeable Shares fail to take such action, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (i), (ii), (iii) or (iv) above to any of the holders of Exchangeable Shares shall not affect the validity of any such redemption;

"Redemption Price" has the meaning ascribed thereto in Section 77(a);

"Retracted Shares" has the meaning ascribed thereto in Section 66(a)(i);

"Retraction Call Notice" has the meaning ascribed thereto in Section 6(b)(ii);

"Retraction Call Right" has the meaning ascribed thereto in Section 6(b)(i);

"Retraction Call Right Purchase Price" has the meaning ascribed thereto in Section 6(b)(i);

"Retraction Date" has the meaning ascribed thereto in Section 6(a)(i);

"Retraction Price" has the meaning ascribed thereto in Section 6(a)(i);

"Retraction Request" has the meaning ascribed thereto in Section 6(a)(i);

"Support Agreement" means the support agreement to be entered into at or prior to the issuance by the Company of any Exchangeable Shares among the Parent, Callco and the Company substantially in the form of Schedule C to the Exchange Agreement, as may be amended, supplemented or otherwise modified from time to time in accordance with its terms;

"Transfer Agent" means such person as may from time to time be appointed by the Company as the registrar and transfer agent for the Exchangeable Shares;

"Trustee" means the trustee chosen by the Parent to act as trustee under the Voting and Exchange Trust Agreement and any successor trustee appointed under the Voting and Exchange Trust Agreement; and

"Voting and Exchange Trust Agreement" means the voting and exchange trust agreement to be made among the Parent, Callco, the Company and the Trustee in connection with the Exchange Agreement substantially in the form of Schedule D to the

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Exchange Agreement, as may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

(b)

Interpretation Not Affected by Headings.  The division of these Exchangeable Share Provisions into sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.  Unless otherwise indicated, all references to a "Section" followed by a number and/or a letter refer to the specified Section of these Exchangeable Share Provisions.

(c)

Number and Gender.  In these Exchangeable Share Provisions, unless the context otherwise clearly requires, words used herein importing the singular include the plural and vice versa and words imparting any gender shall include all genders.

(d)

Date of Any Action.  If any date on which any action is required to be taken hereunder by any person is not a Business Day, then such action shall be required to be taken on the next succeeding day which is a Business Day.

(e)

Currency.  In these Exchangeable Share Provisions, unless stated otherwise, all cash payments provided for herein shall be made in Canadian dollars.

2.

Ranking of Exchangeable Shares.

The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares (a) with respect to the payment of dividends or distributions as and to the extent provided in Section 3 and (b) with respect to the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs as and to the extent provided in Section 5.

3.

Dividends and Distributions.

(a)

Dividends and Distributions.  A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Parent Dividend Declaration Date, declare a dividend or distribution on each Exchangeable Share:

(i)

in the case of a cash dividend or distribution declared on the Parent Shares, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent of the cash dividend or distribution declared on each Parent Share on the Parent Dividend Declaration Date;

(ii)

in the case of a stock dividend or distribution declared on the Parent Shares to be paid in Parent Shares, by the issue or transfer by the Company of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Parent Shares to be paid on each Parent Share; provided, however, that the Company may, in lieu of such stock dividend, elect to effect a contemporaneous and economically equivalent (as determined by the Board of Directors in accordance with Section 3(e)) subdivision of the outstanding Exchangeable Shares; or

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(iii)

in the case of a dividend or distribution declared on the Parent Shares in property other than cash or Parent Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (as determined by the Board of Directors in accordance with Section 3(e)) to the type and amount of property declared as a dividend or distribution on each Parent Share.

Such dividends or distributions shall be paid out of money, assets or property of the Company properly applicable to the payment of dividends or other distributions, or out of authorized but unissued shares of the Company, as applicable.  The holders of Exchangeable Shares shall not be entitled to any dividends or other distributions other than or in excess of the dividends and distributions referred to in this Section 3(a).

(b)

Payments of Dividends and Distributions.  Cheques of the Company payable at par at any branch of the bankers of the Company shall be issued in respect of any cash dividends or distributions contemplated by Section 3(a)(a)(i) and the sending of such cheque to each holder of an Exchangeable Share shall satisfy the cash dividend or distribution represented thereby unless the cheque is not paid on presentation.  Written evidence of the book entry issuance or transfer to the registered holder of Exchangeable Shares shall be delivered in respect of any stock dividends or distributions contemplated by Section 3(a)(ii) and the sending of such written evidence to each holder of an Exchangeable Share shall satisfy the stock dividend or distribution represented thereby.  Such other type and amount of property in respect of any dividends or distributions contemplated by Section 3(a)(iii) shall be issued, distributed or transferred by the Company in such manner as it shall determine and the issuance, distribution or transfer thereof by the Company to each holder of an Exchangeable Share shall satisfy the dividend or distribution represented thereby.  Subject to the requirements of applicable law with respect to unclaimed property, no holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Company any dividend or distribution that is represented by a cheque that has not been duly presented to the Company's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

(c)

Record and Payment Dates.  The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend or distribution declared on the Exchangeable Shares under Section 3(a) shall be the same dates as the record date and payment date, respectively, for the corresponding dividend or distribution declared on the Parent Shares.  The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any subdivision of the Exchangeable Shares under Section 3(a)(ii) and the effective date of such subdivision shall be the same dates as the record and payment date, respectively, for the corresponding stock dividend or distribution declared on the Parent Shares.

(d)

Partial Payment.  If on any payment date for any dividends or distributions declared on the Exchangeable Shares under Section 3(a) the dividends or distributions are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends or distributions that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Company shall have sufficient moneys, assets or property properly applicable to the payment of such dividends or distributions.

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(e)

Economic Equivalence.  The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such financial or other advisors as the Board of Directors may determine), "economic equivalence" for the purposes of the Exchangeable Share Provisions and each such determination shall be conclusive and binding on the Company and its shareholders.  In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

(i)

in the case of any stock dividend or other distribution payable in Parent Shares, the number of such shares issued in proportion to the number of Parent Shares previously outstanding;

(ii)

in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares), the relationship between the exercise price of each such right, option or warrant, the Current Market Price of a Parent Share, the volatility of the Parent Shares and the terms of any such instrument;

(iii)

in the case of the issuance or distribution of any other form of property (including any shares or securities of the Parent of any class other than Parent Shares, any rights, options or warrants other than those referred to in Section 3(e)(ii), any evidences of indebtedness of the Parent or any assets of the Parent), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Parent Share and the Current Market Price of a Parent Share;

(iv)

in the case of any subdivision, redivision or change of the then outstanding Parent Shares into a greater number of Parent Shares or the reduction, combination, consolidation or change of the then outstanding Parent Shares into a lesser number of Parent Shares or any amalgamation, merger, arrangement, reorganization or other transaction affecting the Parent Shares, the effect thereof upon the then outstanding Exchangeable Shares; and

(v)

in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing withholding taxes and marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

4.

Certain Restrictions.

So long as any of the Exchangeable Shares are outstanding (other than as may be held by the Parent or its subsidiaries), the Company shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 11(a)):

(a)

pay any dividends or distributions on the Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or

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distributions, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(b)

redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or the distribution of the assets in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs;

(c)

redeem or purchase or make any capital distribution in respect of any other shares of the Company ranking equally with the Exchangeable Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs;

(d)

issue any Exchangeable Shares or any other shares of the Company ranking equally with the Exchangeable Shares other, in each case, than by way of stock dividends to the holders of such Exchangeable Shares; or

(e)

issue any shares of the Company ranking superior to the Exchangeable Shares,

(f)

provided, however, that the restrictions in Sections 4(a), (b), (c) and (d) shall not apply if all dividends or distributions on the outstanding Exchangeable Shares corresponding to dividends or distributions declared and paid to date on the Parent Shares shall have been declared and paid in full on the Exchangeable Shares and provided that the proposed redemption, purchase or other capital distribution does not impair the Company's ability to redeem all of the outstanding Exchangeable Shares.

5.

Liquidation.

(a)

Liquidation Amount.  Subject to applicable laws and the due exercise by the Parent or Callco of the Liquidation Call Right, in the event of the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, subject to the exercise of the Liquidation Call Right, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Company in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution, winding-up or other distribution (the "Liquidation Date"), before any distribution of any part of the assets of the Company among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to dividends or distributions an amount per share (the "Liquidation Amount") equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date, which price shall be satisfied in full by the Company delivering or causing to be delivered to such holder the Exchangeable Share Consideration representing the Liquidation Amount.

(b)

Payment of Liquidation Amount.  In the case of a distribution pursuant to Section 5(a), and provided that the Liquidation Call Right has not been exercised by the Parent or Callco, on or promptly after the Liquidation Date, the Company shall deliver or cause to

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be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCA(BC) and the constating documents of the Company and such additional documents, instruments and payments as the Transfer Agent and the Company may reasonably require, at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares.  Payment of the Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of such holder recorded in the securities register of the Company for the Exchangeable Shares or by holding for pick-up by such holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares, the Exchangeable Share Consideration such holder is entitled to receive pursuant to Section 5.  On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Liquidation Amount has been paid in the manner hereinbefore provided.  The Company shall have the right at any time after the Liquidation Date to transfer or cause to be issued or transferred to, and deposited in a custodial account with, any chartered bank or trust company the Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof, such Liquidation Amount to be held by such bank or trust company as trustee for and on behalf of, and for the use and benefit of, such holders.  Upon such deposit being made, the rights of a holder of Exchangeable Shares after such deposit shall be limited to receiving its proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, without interest, and all dividends and other distributions with respect to the Parent Shares to which such holder is entitled with a record date after the date of such deposit and before the date of transfer of such Parent Shares to such holder (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom) against presentation and surrender of the certificates for the Exchangeable Shares held by them in accordance with the foregoing provisions.

(c)

No Right to Participate in Further Distributions.  After the Company has satisfied its obligations to pay the holders of the Exchangeable Shares the total Liquidation Amount per Exchangeable Share pursuant to this Section 5, such holders shall not be entitled to share in any further distribution of the assets of the Company.

6.

Retraction of Exchangeable Shares.

(a)

Retraction at Option of Holder

(i)

Subject to applicable laws and the due exercise by the Parent or Callco of the Retraction Call Right, a holder of Exchangeable Shares shall be entitled at any time to require the Company to redeem, on the fifth Business Day after the date on which the Retraction Request is received by the Company (the "Retraction

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Date"), any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Price"), which price shall be satisfied in full by the Company delivering or causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Price.  A holder of Exchangeable Shares must give notice of a request to redeem by presenting and surrendering to the Company, at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares, the certificate or certificates representing the Exchangeable Shares that such holder desires to have the Company redeem, together with (A) such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCA(BC) and the constating documents of the Company and such additional documents, instruments and payments as the Transfer Agent and the Company may reasonably require and (B) a duly executed request (the ''Retraction Request'') in the form of Appendix I hereto or in such other form as may be acceptable to the Company specifying that such holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Company.

(ii)

In the case of a redemption of Exchangeable Shares pursuant to this Section 6, upon receipt by the Company or the Transfer Agent in the manner specified in Section 6(a)(i) of a certificate representing the number of Exchangeable Shares which the holder desires to have the Company redeem, together with a duly executed Retraction Request and such additional documents and instruments specified in Section 6(a)(i), and provided that (A) the Retraction Request has not been revoked by the holder of such Exchangeable Shares in the manner specified in Section 6(a)(iv) and (B) neither the Parent nor Callco has exercised the Retraction Call Right, the Company shall redeem the Retracted Shares effective at the close of business on the Retraction Date.  On the Retraction Date, the Company shall deliver or cause to be delivered to such holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the Retraction Request or by holding for pick-up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares, the Exchangeable Share Consideration representing the Retraction Price and such delivery of such Exchangeable Share Consideration by or on behalf of the Company by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Price to the extent that the same is represented by such Exchangeable Share Consideration, unless any cheque comprising part of such Exchangeable Share Consideration is not paid on due presentation.  If only a part of the Exchangeable Shares represented by any certificate is redeemed, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Company.  On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total Retraction Price in respect thereof, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the aggregate Retraction Price payable to such holder shall not be made, in which case the rights of such

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holder shall remain unaffected until such aggregate Retraction Price has been paid in the manner hereinbefore provided.  On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Company shall thereafter be considered and deemed for all purposes to be a holder of the Parent Shares delivered to such holder.

(iii)

Notwithstanding any other provision of this Section 6, the Company shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request if and to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable laws.  If the Company believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and neither the Parent nor Callco has exercised the Retraction Call Right with respect to such Retracted Shares, the Company shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder and the Trustee at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Company.  In any case in which the redemption by the Company of Retracted Shares would be contrary to solvency requirements or other provisions of applicable laws, the Company shall redeem Retracted Shares in accordance with Section 6(a)(ii) on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Company, representing the Retracted Shares not redeemed by the Company pursuant to Section 6(a)(ii).  If the Company would otherwise be obligated to redeem Retracted Shares pursuant to Section 6(a)(ii) but is not obligated to do so as a result of solvency requirements or other provisions of applicable laws, the holder of any such Retracted Shares not redeemed by the Company pursuant to Section 6(a)(ii) as a result of solvency requirements or other provisions of applicable laws shall be deemed, by delivery of the Retraction Request to have instructed the Transfer Agent to require the Parent or Callco to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by the Parent or Callco to such holder of the total Retraction Price in respect of such Retracted Shares, all as more specifically provided for in the Voting and Exchange Trust Agreement.

(iv)

A holder of Retracted Shares may, by notice in writing given by the holder to the Company before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to the Parent or Callco shall be deemed to have been revoked.

(v)

Notwithstanding any other provision of this Section 6, if:

(A)

exercise of the rights of the holders of the Exchangeable Shares, or any of them, to require the Company to redeem any Exchangeable Shares pursuant to this Section 6(a) on any Retraction Date would require listing

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particulars or any similar document to be issued in order to obtain the approval of the OTCQB to the listing and trading (subject to official notice of issuance) of the Parent Shares that would be required to be delivered to such holders of Exchangeable Shares in connection with the exercise of such rights; and

(B)

as a result of (A) above, it would not be practicable (notwithstanding the reasonable endeavours of the Parent) to obtain such approvals in time to enable all or any of such Parent Shares to be admitted to listing and trading by the OTCQB (subject to official notice of issuance) when so delivered, the Retraction Date shall, notwithstanding any other date specified or otherwise deemed to be specified in any relevant Retraction Request, be deemed for all purposes to be the earlier of (x) the second Business Day immediately following the date the approvals referred to in Section 6(a)(v)(A) are obtained and (y) the date which is 30 Business Days after the date on which the relevant Retraction Request is received by the Company, and references in these Exchangeable Share Provisions to such Retraction Date shall be construed accordingly.

(b)

Retraction Call Rights

(i)

In the event that a holder of Exchangeable Shares delivers a Retraction Request pursuant to Section 6(a), and subject to the limitations set forth in Section 6(b)(ii) (including that Callco shall only be entitled to exercise its Retraction Call Right with respect to those holders of Exchangeable Shares, if any, in respect of which the Parent has not exercised its Retraction Call Right), the Parent and Callco shall each have the overriding right (the "Retraction Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Company pursuant to Section 6(a), to purchase from such holder on the Retraction Date all but not less than all of the Retracted Shares held by such holder on payment by the Parent or Callco, as the case may be, of an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Call Right Purchase Price"), which price shall be satisfied in full by the Parent or Callco, as the case may be, delivering or causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Call Right Purchase Price. Upon the exercise of the Retraction Call Right in respect of Retracted Shares, the holder of such shares shall be obligated to sell all of such Retracted Shares to the Parent or Callco, as the case may be, on the Retraction Date on payment by the Parent or Callco, as the case may be, of the total Retraction Call Right Purchase Price in respect of such Retracted Shares as set forth in this Section 6(b)(i).

(ii)

Upon receipt by the Company of a Retraction Request, the Company shall immediately notify the Parent and Callco thereof and shall provide the Parent and Callco with a copy of the Retraction Request.  Callco shall only be entitled to exercise its Retraction Call Right with respect to those holders of Retracted Shares, if any, in respect of which the Parent has not exercised its Retraction Call Right.  In order to exercise its Retraction Call Right, the Parent or Callco, as the case may be, must notify the Company in writing of its determination to do so (a "Retraction Call Notice") within five Business Days after the Company notifies

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the Parent and Callco of the Retraction Request.  If neither the Parent nor Callco so notifies the Company within such five Business Day period, the Company shall notify the holder as soon as possible thereafter that neither the Parent nor Callco will exercise the Retraction Call Right.  If one or both of the Parent and Callco delivers a Retraction Call Notice within such five Business Day period and duly exercises its Retraction Call Right in accordance with this Section 6(b)(ii), the obligation of the Company to redeem the Retracted Shares shall terminate and, provided that the Retraction Request is not revoked by the holder of such Retracted Shares in the manner specified in Section 6(a)(a)(iv), the Parent or Callco, as the case may be, shall purchase from such holder and such holder shall sell to the Parent or Callco, as the case may be, on the Retraction Date the Retracted Shares for an amount per share equal to the Retraction Call Right Purchase Price.  Provided that the aggregate Retraction Call Right Purchase Price has been so deposited with the Transfer Agent as provided in Section 6(b)(iii), the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Company of such Retracted Shares shall take place on the Retraction Date.

(iii)

For the purpose of completing a purchase of Retracted Shares pursuant to the exercise of the Retraction Call Right, the Parent or Callco, as the case may be, shall deliver or cause to be delivered to the holder of such Retracted Shares, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, the Exchangeable Share Consideration representing the Retraction Call Right Purchase Price to which such holder is entitled and such delivery of Exchangeable Share Consideration on behalf of the Parent or Callco, as the case may be, shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Call Right Purchase Price to the extent that the same is represented by such Exchangeable Share Consideration, unless such cheque comprising part of such Exchangeable Share Consideration is not paid on due presentation.

(iv)

On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total Retraction Call Right Purchase Price in respect thereof, unless payment of the aggregate Retraction Call Right Purchase Price payable to such holder shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions in which case the rights of such holder shall remain unaffected until such aggregate Retraction Call Right Purchase Price has been paid in the manner hereinbefore provided.  On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Call Right Purchase Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so purchased by the Parent or Callco, as the case may be, shall thereafter be considered and deemed for all purposes to be a holder of the Parent Shares delivered to such holder.

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7.

Redemption of Exchangeable Shares by the Company.

(a)

Redemption Amount.  Subject to applicable laws and the due exercise by the Parent or Callco of the Redemption Call Right, the Company shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share (the "Redemption Price") equal to the Exchangeable Share Price on the last Business Day prior to the Redemption Date, which price shall be satisfied in full by the Company delivering or causing to be delivered to each holder of Exchangeable Shares the Exchangeable Share Consideration for each Exchangeable Share held by such holder.

(b)

Notice of Redemption.  In the case of a redemption of Exchangeable Shares pursuant to Section 7(a), the Company shall, at least 30 days before the Redemption Date (other than a Redemption Date established in connection with a Parent Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Company or the purchase by the Parent or Callco under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder.  In the case of a Redemption Date established in connection with a Parent Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, the written notice of the redemption by the Company or the purchase by the Parent or Callco, as the case may be, of the Exchangeable Shares under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances.  In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.  In the case of any notice given in connection with a possible Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

(c)

Payment of Redemption Price.  On or after the Redemption Date, and provided that the Redemption Call Right has not been exercised by the Parent or Callco, the Company shall deliver or cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCA(BC) and the constating documents of the Company and such additional documents, instruments and payments as the Transfer Agent and the Company may reasonably require, at the registered office of the Company or at any office of the Transfer Agent as may be specified by notice to the holders of the Exchangeable Shares.  Payment of the Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, the Exchangeable Share Consideration representing the Redemption Price.  On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable

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Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Redemption Price has been paid in the manner hereinbefore provided.  The Company shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price (in the form of Exchangeable Share Consideration) of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice and any interest earned on such deposit shall belong to the Company.  Provided that such total Redemption Price has been so deposited prior to the Redemption Date, on and after the Redemption Date, the Exchangeable Shares shall be redeemed and the rights of the holders thereof after the Redemption Date shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the certificates for the Exchangeable Shares held by them, respectively, in accordance with the foregoing provisions.

8.

Purchase for Cancellation.

(a)

Private Agreement.  Subject to applicable laws and the constating documents of the Company, and notwithstanding Section 8(b), the Company may at any time and from time to time purchase for cancellation all or any part of the Exchangeable Shares by private agreement with the holder thereof.

(b)

Tender Offer.  Subject to applicable laws and the constating documents of the Company, the Company may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price per share by tender to all the holders of record of Exchangeable Shares then outstanding together with an amount equal to all declared and unpaid dividends thereon for which the record date has occurred prior to the date of purchase.  If in response to an invitation for tenders under the provisions of this Section 8 more Exchangeable Shares are tendered at a price or prices acceptable to the Company than the Company is prepared to purchase, the Exchangeable Shares to be purchased by the Company shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Company, provided that when shares are tendered at different prices the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Company is prepared to purchase after the Company has purchased all the shares tendered at lower prices.  If only part of the Exchangeable Shares represented by any certificate are purchased pursuant to this Section 8(b), a new certificate for the balance of such shares shall be issued at the expense of the Company.

9.

Voting Rights.

Except as required by applicable laws and by Section 10, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Company or to vote at any such meeting.  Without limiting the generality of the foregoing, the holders of the Exchangeable Shares shall not have class votes except as required by applicable law.

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10.

Amendment and Approval.

(a)

Amendment.  The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

(b)

Approval.  Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares in accordance with applicable laws shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable laws, subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 10% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided, however, that if at any such meeting the holders of at least 10% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting.  At such adjourned meeting, the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

11.

Reciprocal Changes, etc in Respect of Parent Shares..

(a)

Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that the Parent will not, except as provided in the Support Agreement, without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10(b):

(i)

issue or distribute Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares) to the holders of all or substantially all of the then outstanding Parent Shares by way of stock dividend or other distribution, other than an issue of Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares) to holders of Parent Shares (i) who exercise an option to receive dividends in Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares) in lieu of receiving cash dividends or (ii) pursuant to any dividend reinvestment plan or similar arrangement;

(ii)

issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Parent Shares entitling them to subscribe for or to purchase Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares); or

(iii)

issue or distribute to the holders of all or substantially all of the then outstanding Parent Shares:

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(A)

shares or securities of the Parent of any class other than Parent Shares (or securities convertible into or exchangeable for or carrying rights to acquire Parent Shares);

(B)

rights, options or warrants other than those referred to in Section 3, above;

(C)

evidence of indebtedness of the Parent; or

(D)

assets of the Parent,

unless, in each case, (A) the Company is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to the holders of the Exchangeable Shares and (B) the Company shall issue or distribute the economic equivalent of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Exchangeable Shares; provided, however, that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by the Parent in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Exchange Agreement.

(b)

Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that for so long as any Exchangeable Shares not owned by the Parent or its affiliates are outstanding, the Parent will not without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 1010(b)):

(i)

subdivide, redivide or change the then outstanding Parent Shares into a greater number of Parent Shares;

(ii)

reduce, combine, consolidate or change the then outstanding Parent Shares into a lesser number of Parent Shares; or

(iii)

reclassify or otherwise change the Parent Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Parent Shares,

(iv)

unless, in each case, (A) the Company is permitted under applicable law to make the same or an economically equivalent change to, or in the rights of holders of, the Exchangeable Shares and (B) the same or an economically equivalent change is made simultaneously to, or in the rights of the holders of, the Exchangeable Shares; provided, however, that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by the Parent in order to give effect to and to consummate the transactions contemplated by, and in accordance with the Exchange Agreement.  The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 10(b).

(c)

Notwithstanding the foregoing provisions of this Section 11, in the event of a Parent Control Transaction:

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(i)

in which the Parent merges or amalgamates with, or in which all or substantially all of the then outstanding Parent Shares are acquired by one or more other corporations to which the Parent is, immediately before such merger, amalgamation or acquisition, related within the meaning of the Income Tax Act (Canada) (otherwise than virtue of a right referred to in paragraph 251(5)(b) thereof);

(ii)

which does not result in an acceleration of the Redemption Date in accordance with paragraph (b) of the definition of such term in Section 1(a); and

(iii)

in which all or substantially all of the then outstanding Parent Shares are converted into or exchanged for shares or rights to receive such shares (the "Other Shares") of another corporation (the "Other Corporation") that, immediately after such Parent Control Transaction, owns or controls, directly or indirectly, the Parent;

then all references herein to "Parent" shall thereafter be and be deemed to be references to "Other Corporation" and all references herein to "Parent Shares" shall thereafter be and be deemed to be references to "Other Shares" (with appropriate adjustments, if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption or retraction of shares pursuant to these Exchangeable Share Provisions or the exchange of shares pursuant to the Voting and Exchange Trust Agreement immediately subsequent to the Parent Control Transaction being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, option or retraction of such shares pursuant to these Exchangeable Share Provisions or the exchange of such shares pursuant to the Voting and Exchange Trust Agreement had occurred immediately prior to the Parent Control Transaction and the Parent Control Transaction was completed) but subject to subsequent adjustments to reflect any subsequent changes in the share capital of the issuer of the Other Shares, including without limitation, any subdivision, consolidation or reduction of share capital, without any need to amend the terms and conditions of the Exchangeable Shares and without any further action required.

12.

Actions by the Company under Support Agreement.

(a)

Actions by the Company.  The Company will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by the Parent, Callco and the Company with all provisions of the Support Agreement applicable to the Parent, Callco and the Company, respectively, in accordance with the terms thereof including taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Company all rights and benefits in favour of the Company under or pursuant to such agreement.

(b)

Changes to the Support Agreement.  The Company shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 1010(b) other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

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(i)

adding to the covenants of any or all of the other parties to the Support Agreement if the board of directors of each of the Parent, Callco and the Company shall be of the good faith opinion that such additions will not be prejudicial in any material respect to the rights or interests of the holders of the Exchangeable Shares as a whole;

(ii)

evidencing the succession of successors to the Parent either by operation of law or agreement to the liabilities and covenants of the Parent under the Support Agreement ("Parent Successors") and the covenants of and obligations assumed by each such the Parent Successor in accordance with the provisions of Article 3 of the Support Agreement;

(iii)

making such amendments or modifications not inconsistent with the Support Agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the board of directors of each of the Parent, Callco and the Company, having in mind the interests of the holders of the Exchangeable Shares as a whole, it may be expedient to make, provided that each such board of directors shall be of the good faith opinion, after consultation with counsel, that such amendments and modifications will not be prejudicial in any material respect to the rights or interests of the holders of the Exchangeable Shares as a whole; or

(iv)

making such changes in or corrections to the Support Agreement which, on the advice of counsel to the Parent, Callco and the Company, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the board of directors of each of the Parent, Callco and the Company shall be of the good faith opinion that such changes or corrections will not be prejudicial in any material respect to the rights or interests of the holders of the Exchangeable Shares as a whole.

13.

Legend; Call Rights; Withholding Rights.

(a)

Legend.  The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors with respect to the Support Agreement, the provisions of the Exchange Agreement relating to the Liquidation Call Right, the Redemption Call Right and the Change of Law Call Right, the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and automatic exchange thereunder) and the Retraction Call Right.

(b)

Call Rights.  Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Redemption Call Right, the Change of Law Call Right and the Retraction Call Right, in each case, in favour of the Parent and Callco, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of the Parent and Callco as provided herein and in the Exchange Agreement.

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(c)

Withholding Rights.  the Parent, Callco, the Company and the Transfer Agent shall be entitled to deduct and withhold from any dividend, distribution or other consideration otherwise payable to any holder of Exchangeable Shares such amounts as the Parent, Callco, the Company or the Transfer Agent, as the case may be, is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada) or United States tax laws or any provision of provincial, territorial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing agency.  To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Parent, Callco, the Company and the Transfer Agent are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to the Parent, Callco, the Company or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and the Parent, Callco, the Company or the Transfer Agent, as the case may be, shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

14.

Notices.

(a)

Notices.  Subject to applicable laws, any notice, request or other communication to be given to the Company by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by first class mail (postage prepaid) or by telecopy or by delivery to the registered office of the Company and addressed to the attention of the Secretary of the Company.  Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Company.

(b)

Certificates.  Any presentation and surrender by a holder of Exchangeable Shares to the Company or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Company or the retraction or redemption of Exchangeable Shares shall be made by first class mail (postage prepaid) or by delivery to the registered office of the Company or to such office of the Transfer Agent as may be specified by the Company, in each case, addressed to the attention of the Secretary of the Company.  Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Company or the Transfer Agent, as the case may be.  Any such presentation and surrender of certificates made by first class mail (postage prepaid) shall be at the sole risk of the holder mailing the same.

(c)

Notice to Shareholders.

(i)

Subject to applicable laws, any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by first class mail (postage prepaid) or by delivery to the address of the holder recorded in the register of shareholders of the Company or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder.  Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing

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and, if given by delivery, shall be deemed to have been given and received on the date of delivery.  Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Company pursuant thereto.

(ii)

In the event of any interruption of mail service immediately prior to a scheduled mailing or in the period following a mailing during which delivery normally would be expected to occur, the Company shall make reasonable efforts to disseminate any notice by other means, such as publication.  Except as otherwise required or permitted by law, if post offices in Canada are not open for the deposit of mail, any notice which the Company or the Transfer Agent may give or cause to be given hereunder will be deemed to have been properly given and to have been received by holders of Exchangeable Shares if it is published once in any daily newspaper of general circulation published in the City of Toronto.

(iii)

Notwithstanding any other provisions of these Exchangeable Share Provisions, notices, other communications and deliveries need not be mailed if the Company determines that delivery thereof by mail may be delayed.  Persons entitled to any deliveries (including certificates and cheques) which are not mailed for the foregoing reason may take delivery thereof at the office of the Transfer Agent to which the deliveries were made, upon application to the Transfer Agent, until such time as the Company has determined that delivery by mail will no longer be delayed.  The Company will provide notice of any such determination not to mail made hereunder as soon as reasonably practicable after the making of such determination and in accordance with this Section 14(c).  Such deliveries in such circumstances will constitute delivery to the persons entitled thereto.

15.

Disclosure of Interests in Exchangeable Shares.

The Company shall be entitled to require any holder of an Exchangeable Share or any person whom the Company knows or has reasonable cause to believe holds any interest whatsoever in an Exchangeable Share to (a) confirm that fact or (b) give such details as to whom has an interest in such Exchangeable Share, in each case as would be required (if the Exchangeable Shares were a class of "equity shares" of the Company) under the constating documents of the Parent or any laws or regulations applicable to the Company and/or the Parent, or pursuant to the rules or regulations of any regulatory agency applicable to the Company and/or the Parent, if and only to the extent that the Exchangeable Shares were Parent Shares.

16.

No Fractional Shares.

A holder of Exchangeable Shares shall not be entitled to any fraction of a Parent Share upon the exchange or purchase of such holder's Exchangeable Shares and no certificates representing any such fractional interest shall be issued and such holder otherwise entitled to a fractional interest will receive for such fractional interest from the Company, Callco or Parent, as the case may be, on the designated payment date a cash payment equal to such fractional interest multiplied by the Exchangeable Share Price.

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APPENDIX I
RETRACTION REQUEST

[TO BE PRINTED ON EXCHANGEABLE SHARE CERTIFICATES]

To:

Biotricity Inc. ("Parent"), 1061806 B.C. Ltd. ("Callco") and ____________B.C. Ltd. (the "Company")

This notice is given pursuant to Section 1 of the share provisions (the "Exchangeable Share Provisions") attaching to the Exchangeable Shares of the Company represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Exchangeable Share Provisions have the meanings ascribed to such words and expressions in such Exchangeable Share Provisions.

The undersigned hereby notifies the Company that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Company redeem in accordance with Section 6 of the Exchangeable Share Provisions:

o

all share(s) represented by this certificate; or

o

_____ share(s) only represented by this certificate.

The undersigned acknowledges the overriding Retraction Call Right of the Parent and Callco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to the Parent or Callco in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Purchase Price and on the other terms and conditions set out in Section 6 of the Exchangeable Share Provisions. If neither the Parent nor Callco exercise the Retraction Call Right, the Company will notify the undersigned of such fact as soon as possible.  This Retraction Request, and this offer to sell the Retracted Shares to the Parent or Callco, may be revoked and withdrawn by the undersigned only by notice in writing given to the Company at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Company is unable to redeem all Retracted Shares, and provided that neither the Parent nor Callco has exercised the Retraction Call Right with respect to the Retracted Shares, the Retracted Shares will be automatically exchanged pursuant to the Voting and Exchange Trust Agreement so as to require the Parent to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to the Parent, Callco and the Company that the undersigned:

o

is

(select one)

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o

is not

a resident of Canada for purposes of the Income Tax Act (Canada).  The undersigned acknowledges that in the absence of an indication that the undersigned is not a non-resident of Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned on the redemption or purchase of the Retracted Shares.

The undersigned hereby represents and warrants to the Parent, Callco and the Company that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Parent, Callco or the Company, as the case may be, free and clear of all liens, claims and encumbrances.

(Date)	(Signature of Shareholder)	(Guarantee of Signature)

o

Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent at the principal office of the Transfer Agent, failing which such certificates and cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE:

This panel must be completed and this certificate, together with such additional documents and payments (including, without limitation, any applicable Stamp Taxes) as the Transfer Agent and the Company may require, must be deposited with the Transfer Agent at its principal transfer office.  The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Company and the certificates for the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:

Name of Person in Whose Name Securities or Cheque(s)

Are to be Registered, Issued or Delivered (please print):________________________________

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Street Address or P.O. Box:
Signature of Shareholder:
City, Province and Postal Code:
Signature Guaranteed by:

NOTE:

If this Retraction Request is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of the Company represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of the Company, unless the share transfer power on the share certificate is duly completed in respect of such share(s).

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SCHEDULE C
FORM OF SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT made as of February 2, 2016 among Biotricity Inc. a corporation existing under the laws of the State of Nevada (the "Parent"), 1061806 B.C. LTD., a corporation existing under the laws of the Province of British Columbia ("Callco"), and 1062024 B.C. LTD., a corporation existing under the laws of the Province of British Columbia ("Exchangeco").

RECITALS:

A.

In connection with the exchange agreement (the "Exchange Agreement") made as of February 2, 2016 among the Parent, Exchangeco, Callco, iMedical Innovation Inc., a corporation existing under the laws of the Province of Ontario ("iMedical"), and the securityholders of iMedical who have signed the Exchange Agreement or who have agreed to be bound by the Exchange Agreement (the "iMedical Shareholders"), Exchangeco is to issue exchangeable shares ("Exchangeable Shares") to the iMedical Shareholders pursuant to an acquisition (the "Acquisition") by Exchangeco of all of the common shares of iMedical held by the iMedical Shareholders, on the terms and conditions set out in the Exchange Agreement.

B.

Holders of Exchangeable Shares will be entitled to require Exchangeco to redeem such Exchangeable Shares and, upon such redemption, each Exchangeable Share so redeemed shall be exchanged by Exchangeco for one share of common stock of the Parent (each, a "Parent Share").

C.

The parties desire to make appropriate provision and to establish a procedure whereby the Parent will take certain actions and make certain payments and deliveries necessary to ensure that Callco and Exchangeco will be able to make certain payments and to deliver or cause to be delivered Parent Shares in satisfaction of the obligations of Callco and/or Exchangeco under the Exchangeable Share Provisions (as hereinafter defined) and this Agreement.

D.

Pursuant to the Exchange Agreement, the Parent, Callco and Exchangeco are required to enter into a support agreement substantially in the form of this Agreement.

In consideration of the foregoing and the mutual agreements contained herein (the receipt and sufficiency of which are acknowledged), the parties agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1

Defined Terms

In this Agreement, each capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions") attaching to the Exchangeable Shares as set out in the articles of Exchangeco.

1.2

Interpretation Not Affected by Headings

The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this

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Agreement. Unless otherwise specified, references to an "Article" or "Section" refer to the specified Article or Section of this Agreement.

1.3

Number and Gender

Unless the context otherwise clearly requires, words used herein importing the singular include the plural and vice versa and words imparting any gender shall include all genders.

1.4

Date of any Action

If any date on which any action is required to be taken hereunder by any person is not a Business Day (as that term is defined in the Exchange Agreement), then such action shall be required to be taken on the next succeeding day which is a Business Day.

ARTICLE 2
COVENANTS OF THE PARENT AND EXCHANGECO

2.1

Covenants Regarding Exchangeable Shares

So long as any Exchangeable Shares not owned by the Parent or its affiliates are outstanding, the Parent shall:

(a)

not declare or pay any dividend or make any other distribution on the Parent Shares unless:

(i)

Exchangeco shall (A) simultaneously declare or pay, as the case may be, an equivalent dividend or other distribution economically equivalent thereto (as determined in accordance with the Exchangeable Share Provisions) on the Exchangeable Shares (an "Equivalent Dividend") and (B) have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law and the Exchangeable Share Provisions, of any such Equivalent Dividend; or

(ii)

if the dividend is a stock dividend or distribution of stock, in lieu of such a dividend, on the Parent Shares, Exchangeco shall (A) effect a corresponding, contemporaneous and economically equivalent subdivision of the Exchangeable Shares (as determined in accordance with the Exchangeable Share Provisions) (an "Equivalent Stock Subdivision") and (B) have sufficient authorized but unissued securities available to enable the Equivalent Stock Subdivision;

(b)

advise Exchangeco sufficiently in advance of the declaration by the Parent of any dividend or other distribution on the Parent Shares and take all such other actions as are reasonably necessary or desirable, in co-operation with Exchangeco, to ensure that:

(i)

the respective declaration date, record date and payment date for an Equivalent Dividend shall be the same as the declaration date, record date and payment date for the corresponding dividend or other distribution on the Parent Shares; or

(ii)

the record date and effective date for an Equivalent Stock Subdivision shall be the same as the record date and payment date for the corresponding stock dividend or distribution of stock, in lieu of such a dividend, on the Parent Shares

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and that such Equivalent Stock Subdivision shall comply with the requirements, if any, of the stock exchange or quotation system on which the Exchangeable Shares are then listed or quoted;

(c)

ensure that the record date for determining shareholders entitled to receive any dividend or other distribution declared on the Parent Shares is not less than ten Business Days after the declaration date of such dividend or other distribution or such shorter period as may be permitted under applicable law and, if applicable, the requirements of any stock exchange or quotation system on which the Exchangeable Shares are then listed or quoted;

(d)

take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Exchangeco, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price upon the liquidation, dissolution or winding-up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by Exchangeco, as the case may be, including all such actions and all such things as are necessary or desirable to enable and permit Exchangeco to deliver or cause to be delivered Parent Shares or other property to the holders of Exchangeable Shares in accordance with the provisions of Sections 5, 6 or 7, as the case may be, of the Exchangeable Share Provisions;

(e)

take all such actions and do all such things as are reasonably necessary or desirable to enable and permit the Parent or Callco, as the case may be, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right, the Change of Law Call Right or the Redemption Call Right (as defined in the Exchange Agreement), including all such actions and all such things as are necessary or desirable to enable and permit the Parent or Callco, as the case may be, to deliver or cause to be delivered Parent Shares or other property to the holders of Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right, the Change of Law Call Right or the Redemption Call Right, as the case may be; and

(f)

except in connection with any event, circumstance or action which causes or could cause the occurrence of a Redemption Date, not exercise its vote as a shareholder of Exchangeco to initiate the voluntary liquidation, dissolution or winding up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs.

2.2

Segregation of Funds

The Parent shall cause Exchangeco to deposit a sufficient amount of funds in a separate account of Exchangeco and segregate a sufficient amount of such other assets and property as is necessary to enable Exchangeco to pay dividends when due and to pay or otherwise satisfy its respective obligations with respect to the applicable dividend, Liquidation Amount, Retraction Price or Redemption Price, in each case once such amounts become payable under the terms of this Agreement or the Exchangeable

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Share Provisions. Exchangeco will use such funds, assets and property so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price.

2.3

Reservation of Parent Shares

The Parent hereby represents, warrants and covenants in favour of Exchangeco and Callco that the Parent has reserved for issuance and shall, at all times while any Exchangeable Shares are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock, such number of Parent Shares (or other shares or securities into which Parent Shares may be reclassified or changed as contemplated by Section 2.7):

(a)

as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time; and

(b)

as are now and may hereafter be required to enable and permit each of the Parent, Callco and Exchangeco to meet its obligations under the Voting and Exchange Trust Agreement, the Exchangeable Share Provisions and any other security or commitment relating to the Acquisition pursuant to which the Parent, Callco or Exchangeco may now or hereafter be required to issue or deliver Parent Shares.

2.4

Notification of Certain Events

In order to assist the Parent to comply with its obligations hereunder and to permit the Parent or Callco to exercise, as the case may be, the Liquidation Call Right, the Retraction Call Right, the Change of Law Call Right or the Redemption Call Right, as applicable, Exchangeco shall notify the Parent and Callco of each of the following events at the time set forth below:

(a)

in the event of any determination by the board of directors of Exchangeco to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

(b)

promptly upon the earlier of (i) receipt by Exchangeco of notice of and (ii) Exchangeco otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs;

(c)

promptly, upon receipt by Exchangeco of a Retraction Request;

(d)

on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Exchangeable Share Provisions;

(e)

as soon as practicable upon the issuance by Exchangeco of any Exchangeable Shares or rights to acquire Exchangeable Shares (other than the issuance of Exchangeable Shares and rights to acquire Exchangeable Shares pursuant to the Acquisition); and

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(f)

promptly, upon receiving notice of a Change of Law (as such term is defined in the Exchange Agreement).

2.5

Delivery of Parent Shares

Upon notice from Callco or Exchangeco of any event that requires Callco or Exchangeco to deliver or cause to be delivered Parent Shares to any holder of Exchangeable Shares, the Parent shall forthwith issue and deliver or cause to be delivered the requisite number of shares of Parent Shares to Callco or Exchangeco, as appropriate, and Callco or Exchangeco, as the case may be, shall forthwith deliver or cause to be delivered the requisite number of Parent Shares to or for the benefit of the former holder of the surrendered Exchangeable Shares. All such Parent Shares shall be duly authorized and validly issued as fully paid, non-assessable, free of pre-emptive rights and shall be free and clear of any lien, claim or encumbrance.  In consideration for the issuance and delivery of each such Parent Share, Callco or Exchangeco, as the case may be, shall subscribe a cash amount or pay a purchase price equal to the fair market value of the Parent Shares, and the Parent shall contribute or cause to be contributed to the capital of Callco or Exchangeco, as the case may be, the cash necessary for Callco or Exchangeco, as the case may be, to effect such subscription or payment.

2.6

Qualification of Parent Shares

(a)

The Parent covenants that it will use its reasonable best efforts to make such filings and seek such regulatory consents and approvals, if any, as are necessary so that the Parent Shares to be issued to holders of Exchangeable Shares pursuant to the terms of the Exchangeable Share Provisions, the Voting and Exchange Trust Agreement and this Agreement will be issued in compliance with the applicable securities laws in Canada and the United States (other than by reason of a holder being a ‘‘control person’’ of the Parent for purposes of Canadian federal, provincial or territorial securities laws or by holders who are Affiliates of the Parent within the meaning of U.S. securities laws). The Parent will in good faith expeditiously take all such reasonable actions and do all such things as are reasonably necessary or desirable to cause all Parent Shares to be delivered hereunder to be listed, quoted and posted for trading on all stock exchanges and/or quotation systems on which outstanding Parent Shares have been listed or quoted by the Parent and remain listed and are quoted or posted for trading at such time.

(b)

Notwithstanding any other provision of the Exchangeable Share Provisions, or any term of this Agreement, the Voting and Exchange Trust Agreement or the Exchange Agreement, no Parent Shares shall be issued (and the Parent will not be required to issue any Parent Shares) in connection with any liquidation, dissolution or winding-up of Exchangeco, or any retraction, redemption or any other exchange, direct or indirect, of Exchangeable Shares, if such issuance of Parent Shares would not be permitted by applicable laws.

2.7

Economic Equivalence

So long as any Exchangeable Shares not owned by the Parent or its subsidiaries are outstanding:

(a)

The Parent shall not without prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11(b) of the Exchangeable Share Provisions:

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(i)

issue or distribute Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares) to the holders of all or substantially all of the then outstanding Parent Shares by way of stock dividend or other distribution, other than an issue of Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares) to holders of Parent Shares (A) who exercise an option to receive dividends in Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares) in lieu of receiving cash dividends or (B) pursuant to any dividend reinvestment plan or similar arrangement; or

(ii)

issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Parent Shares entitling them to subscribe for or to purchase Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares); or

(iii)

issue or distribute to the holders of all or substantially all of the then outstanding Parent Shares (A) shares or securities of the Parent of any class other than Parent Shares (or securities convertible into or exchangeable for or carrying rights to acquire Parent Shares), (B) rights, options, warrants or other assets other than those referred to in Section 2.7(a)(i), (C) evidence of indebtedness of the Parent or (D) assets of the Parent, unless, in each case, (x) Exchangeco is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares and (y) Exchangeco shall issue or distribute the economic equivalent of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Exchangeable Shares, provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by the Parent in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Exchange Agreement.

(b)

The Parent shall not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11(b) of the Exchangeable Share Provisions:

(i)

subdivide, redivide or change the then outstanding Parent Shares into a greater number of Parent Shares; or

(ii)

reduce, combine, consolidate or change the then outstanding Parent Shares into a lesser number of Parent Shares; or

(iii)

reclassify or otherwise change Parent Shares or effect an amalgamation, merger, arrangement, reorganization or other transaction affecting Parent Shares;

unless, in each case, (x) Exchangeco is permitted under applicable law to make the same or an economically equivalent change to, or in the rights of holders of, the Exchangeable Shares, and (y) the same or an economically equivalent change is made simultaneously to, or in the rights of the holders of, the Exchangeable Shares, provided that, for greater certainty, the above restrictions shall not apply to any securities issued

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or distributed by the Parent in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Exchange Agreement.

(c)

The Parent shall ensure that the record date for any event referred to in Section 2.7(a) or Section 2.7(b) or, if no record date is applicable for such event, the effective date for any such event is not less than ten Business Days after the date on which such event is declared or announced by the Parent (with contemporaneous notification thereof by the Parent to Exchangeco).

(d)

The board of directors of Exchangeco shall determine, in good faith and in its sole discretion (with the assistance of such financial or other advisors as the board of may determine), "economic equivalence" for the purposes of any event referred to in Section 2.7(a) or Section 2.7(b) and each such determination shall be conclusive and binding on the Parent.  In making each such determination, the following factors shall, without excluding other factors determined by the board of directors of Exchangeco to be relevant, be considered by the board of directors of Exchangeco:

(i)

in the case of any stock dividend or other distribution payable in Parent Shares, the number of such shares issued in proportion to the number of Parent Shares previously outstanding;

(ii)

in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares), the relationship between the exercise price of each such right, option or warrant, the Current Market Price of a Parent Share, the volatility of Parent Shares and the terms of any such instrument;

(iii)

in the case of the issuance or distribution of any other form of property (including any shares or securities of the Parent of any class other than Parent Shares, any rights, options or warrants other than those referred to in Section 2.7(d)(ii), any evidences of indebtedness of the Parent or any assets of the Parent), the relationship between the fair market value (as determined by the board of directors of Exchangeco in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Parent Share and the Current Market Price of a Parent Share;

(iv)

in the case of any subdivision, redivision or change of the then outstanding Parent Shares into a greater number of Parent Shares or the reduction, combination, consolidation or change of the then outstanding Parent Shares into a lesser number of Parent Shares or any amalgamation, merger, arrangement, reorganization or other transaction affecting Parent Shares, the effect thereof upon the then outstanding Parent Shares; and

(v)

in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing withholding taxes and marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

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(e)

Exchangeco agrees that, to the extent required, upon due notice from the Parent, Exchangeco shall use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by Exchangeco, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalence with respect to the Parent Shares and Exchangeable Shares as provided for in this Section 2.7.

2.8

Tender Offers

In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Parent Shares (an "Offer") is proposed by the Parent or is proposed to the Parent or its shareholders and is recommended by the board of directors of the Parent, or is otherwise effected or to be effected with the consent or approval of the board of directors of the Parent, and the Exchangeable Shares are not redeemed by Exchangeco or purchased by the Parent or Callco pursuant to the Redemption Call Right, the Parent and Exchangeco will use reasonable best efforts to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares (other than the Parent and its subsidiaries) to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Parent Shares, without discrimination. Without limiting the generality of the foregoing, the Parent and Exchangeco will use reasonable best efforts expeditiously and in good faith to ensure that holders of Exchangeable Shares may participate in each such Offer without being required to retract Exchangeable Shares as against Exchangeco (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of such Offer and only to the extent necessary to tender or deposit to the Offer).  Nothing herein shall affect the rights of Exchangeco to redeem, or the Parent or Callco to purchase pursuant to the Redemption Call Right, Exchangeable Shares in the event of a Parent Control Transaction.

2.9

The Parent and Affiliates Not to Vote Exchangeable Shares

Each of the Parent and Callco covenants and agrees that it shall appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by it and its affiliates for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Each of the Parent and Callco further covenants and agrees that it shall not, and shall cause its affiliates not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the Business Corporations Act (British Columbia) (or any successor or other corporate statute by which Exchangeco may in the future be governed) with respect to any Exchangeable Shares held by it or by its affiliates in respect of any matter considered at any meeting of holders of Exchangeable Shares, provided however, for further clarity, that this Section 2.9 shall not in any way restrict Callco’s right to vote its common shares of Exchangeco in accordance with the Exchangeable Share Provisions.

2.10

Ordinary Market Purchases

For certainty, nothing contained in this Agreement, including the obligations of the Parent contained in Section 2.8, shall limit the ability of the Parent (or any of its subsidiaries) to make ordinary market purchases of Parent Shares in accordance with applicable laws and regulatory or stock exchange requirements.

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2.11

Ownership of Outstanding Shares

Without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11(b) of the Exchangeable Share Provisions, the Parent covenants and agrees in favour of Exchangeco that, as long as any Exchangeable Shares not owned by the Parent or its subsidiaries are outstanding, the Parent will be and remain the direct or indirect beneficial owner of all issued and outstanding common shares in the capital of Exchangeco and Callco.  Notwithstanding the foregoing, the Parent shall not be in violation of this Section 2.11 if any person or group of persons acting jointly or in concert acquires all or substantially all of the assets of the Parent or the Parent Shares pursuant to any merger of the Parent pursuant to which the Parent was not the surviving corporation.

ARTICLE 3
PARENT SUCCESSORS

3.1

Certain Requirements in Respect of Combination, etc.

So long as any Exchangeable Shares not owned by the Parent or its subsidiaries are outstanding, the Parent shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, arrangement, amalgamation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets (on a consolidated basis) would become the property of any other person or, in the case of a merger, of the continuing corporation or other legal entity resulting therefrom, provided that it may do so if:

(a)

such other person or continuing corporation or other legal entity (the "Parent Successor") by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are necessary or advisable to evidence the assumption by the Parent Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be paid and delivered the same and its agreement to observe and perform all the covenants and obligations of the Parent under this Agreement; and

(b)

such transaction shall be upon such terms and conditions as to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder or the holders of the Exchangeable Shares.

3.2

Vesting of Powers in Successor

Whenever the conditions of Section 3.1 have been duly observed and performed, the parties, if required by Section 3.1, shall execute and deliver the supplemental agreement provided for in Section 3.1(a) and thereupon the Parent Successor and such other person that may then be the issuer of the Parent Shares shall possess and from time to time may exercise each and every right and power of the Parent under this Agreement in the name of the Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of the Parent or any officers of the Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

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3.3

Wholly-Owned Subsidiaries

Nothing herein shall be construed as preventing (a) the amalgamation or merger of any wholly-owned direct or indirect subsidiary of the Parent with or into the Parent, (b) the winding-up, liquidation or dissolution of any wholly-owned direct or indirect subsidiary of the Parent, provided that all of the assets of such subsidiary are transferred to the Parent or another wholly-owned direct or indirect subsidiary of the Parent, (c) any other distribution of the assets of any wholly-owned direct or indirect subsidiary of the Parent among the shareholders of such subsidiary for the purpose of winding up its affairs and (d) any such transactions are expressly permitted by this Article 3.

3.4

Successorship Transaction

Notwithstanding the foregoing provisions of this Article 3, in the event of a Parent Control Transaction:

(a)

in which the Parent merges or amalgamates with, or in which all or substantially all of the then outstanding Parent Shares are acquired by, one or more other corporations to which the Parent is, immediately before such merger, amalgamation or acquisition, "related" within the meaning of the Income Tax Act (Canada) (otherwise than by virtue of a right referred to in paragraph 251(5)(b) thereof);

(b)

which does not result in an acceleration of the Redemption Date in accordance with paragraph (b) of that definition; and

(c)

in which all or substantially all of the then outstanding Parent Shares are converted into or exchanged for shares or rights to receive such shares (the "Other Shares") or another corporation (the "Other Corporation") that, immediately after such Parent Control Transaction, owns or controls, directly or indirectly, the Parent;

then all references herein to "the Parent" shall thereafter be and be deemed to be references to "Other Corporation" and all references herein to "Parent Shares" shall thereafter be and be deemed to be references to "Other Shares" (with appropriate adjustments if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption or retraction of such shares pursuant to the Exchangeable Share Provisions or Article 4 of the Exchange Agreement or exchange of such shares pursuant to the Voting and Exchange Trust Agreement immediately subsequent to the Parent Control Transaction being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, redemption or retraction of such shares pursuant to the Exchangeable Share Provisions or Article 4 of the Exchange Agreement, or exchange of such shares pursuant to the Voting and Exchange Trust Agreement had occurred immediately prior to the Parent Control Transaction and the Parent Control Transaction was completed) without any need to amend the terms and conditions of the Exchangeable Shares and without any further action required.

ARTICLE 4
GENERAL

4.1

Term

This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights

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convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any person other than the Parent and any of its subsidiaries.

4.2

Changes in Capital of the Parent and Exchangeco

Notwithstanding the provisions of Section 4.4, at all times after the occurrence of any event contemplated pursuant to Section 2.7 and Section 2.8 or otherwise, as a result of which either Parent Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3

Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

4.4

Amendments, Modifications

Subject to Section 4.2, Section 4.3 and Section 4.5, this Agreement may not be amended or modified except by an agreement in writing executed by the Parent, Callco and Exchangeco and approved by the holders of the Exchangeable Shares in accordance with Section 11(b) of the Exchangeable Share Provisions. No amendment or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

4.5

Ministerial Amendments

Notwithstanding the provisions of Section 4.4, the parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

(a)

adding to the covenants of any or all parties hereto if the board of directors of each of the Parent, Callco and Exchangeco shall be of the good faith opinion that such additions will not be prejudicial in any material respect to the rights or interests of the holders of the Exchangeable Shares as a whole;

(b)

evidencing the succession of Parent Successors and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 3;

(c)

making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions arising hereunder which, in the good faith opinion of the board of directors of each of the Parent, Callco and Exchangeco, having in mind the interests of the holders of the Exchangeable Shares as a

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whole, it may be expedient to make, provided that each such board of directors shall be of the good faith opinion, after consultation with counsel, that such amendments or modifications will not be prejudicial in any material respect to the rights or interests of the holders of the Exchangeable Shares as a whole; or

(d)

making such changes or corrections hereto which, on the advice of counsel to the Parent, Callco and Exchangeco, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained herein, provided that the boards of directors of each of the Parent, Callco and Exchangeco shall be of the good faith opinion that such changes or corrections will not be prejudicial in any material respect to the rights or interests of the holders of the Exchangeable Shares as a whole.

4.6

Meeting to Consider Amendments

Exchangeco, at the request of the Parent, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to Section 4.4. Any such meeting or meetings shall be called and held in accordance with the constating documents of Exchangeco, the Exchangeable Share Provisions and all applicable laws.

4.7

Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

4.8

Notices to Parties

Any notice and other communications required or permitted to be given pursuant to this Agreement shall be sufficiently given if delivered in person or if sent by facsimile transmission (provided such transmission is recorded as being transmitted successfully) to the parties at the following addresses:

(A)

if to the Exchangeco, Callco or the Parent:

iMedical Innovation

75 International Blvd., Suite 300

Toronto, Ontario M9W 6L0

Canada

Attention:

Waqaas Al-Siddiq

E-mail:

walsiddiq@biotricity.com

with a copy (which will not constitute notice) to:

Bennett Jones LLP

3400 One First Canadian Place
P.O. Box 130

Toronto, Ontario M5X 1A4

Canada

Attention:

Hugo Alves and Aaron Sonshine

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Facsimile No.:

416.863.1716

E-mail:

AlvesH@bennettjones.com;

SonshineA@bennettjones.com

and to:

Ruskin Moscou Faltischek, P.C.
1425 RXR Plaza
East Tower 15th Floor

Uniondale, NY 11556-1425

USA

Attention:

Stephen E. Fox

Facsimile No.:

516.663.6780

E-mail:

   sfox@rmfpc.com

or at such other address as the party to which such notice or other communication is to be given has last notified the party given the same in the manner provided in this section, and if not given the same shall be deemed to have been received on the date of such delivery or sending.

4.9

Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.10

Jurisdiction

This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

[the remainder of this page is left intentionally blank – signature page follows]

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IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written by their respective officers thereunto duly authorized.

BIOTRICITY INC. (formerly known as Metasolutions, Inc.)
Per:
Name: Title:

1061806 B.C. LTD.
Per:
Name: Title:

1062024 B.C. LTD.
Per:
Name: Title:

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SCHEDULE D
FORM OF VOTING AND EXCHANGE TRUST AGREEMENT

THIS VOTING AND EXCHANGE TRUST AGREEMENT made as of February 2, 2016 among Biotricity Inc., a corporation existing under the laws of the State of Nevada (the "Parent"), 1061806 B.C. LTD., a corporation existing under the laws of the Province of British Columbia ("Callco"), 1062024 B.C. LTD., a corporation existing under the laws of the Province of British Columbia ("Exchangeco") and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada (the "Trustee").

RECITALS:

A.

In connection with the exchange agreement (the "Exchange Agreement") made as of February 2, 2016 among the Parent, Exchangeco, Callco, iMedical Innovation Inc., a corporation existing under the laws of the Province of Ontario ("iMedical"), and the securityholders of iMedical, who have signed the Exchange Agreement or who have agreed to be bound by the Exchange Agreement (the "iMedical Shareholders"), Exchangeable Shares (as defined therein) are to be issued to the iMedical Shareholders.

B.

Holders of Exchangeable Shares will be entitled to require Exchangeco to redeem such Exchangeable Shares and, upon such redemption, each Exchangeable Share so redeemed shall be exchanged by Exchangeco for one share of common stock of the Parent (each, a "Parent Share").

C.

The parties desire to make appropriate provision and to establish a procedure whereby voting rights in the Parent shall be exercisable by the Beneficiaries (as hereinafter defined) from time to time by and through the Trustee, which will hold legal title to the Special Voting Share (as hereinafter defined) to which voting rights attach for the benefit of the Beneficiaries.

D.

Pursuant to the Exchange Agreement, the Parent, Callco and Exchangeco are required to enter into a voting and exchange trust agreement substantially in the form of this Agreement.

E.

These recitals and any statements of fact in this Agreement are made by the Parent, Callco and Exchangeco and not by the Trustee.

In consideration of the foregoing and the mutual agreements contained herein (the receipt and sufficiency of which are acknowledged), the parties agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Agreement, each capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions") attaching to the Exchangeable Shares as set out in the articles of Exchangeco and the following terms shall have the following meanings:

"Automatic Exchange Right" has the meaning ascribed thereto in Section 5.10(b);

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"Beneficiaries" means the registered holders from time to time of Exchangeable Shares, other than the Parent and any subsidiary of the Parent;

"Beneficiary Votes" has the meaning ascribed thereto in Section 4.2;

"Business Day" means a day other than a Saturday, a Sunday or any other day on which major commercial banking institutions in Toronto, Ontario or New York City, New York are closed for business;

"Callco" has the meaning ascribed thereto in the introductory paragraph;

"Change of Law Call Right" has the meaning ascribed thereto in the Exchange Agreement;

"Equivalent Vote Amount" means, with respect to any matter, proposition, proposal or question on which holders of Parent Shares are entitled to vote, consent or otherwise act, the number of votes to which a holder of one Parent Share is entitled with respect to such matter, proposition or question;

"Exchange Agreement" has the meaning ascribed thereto in Recital A;

"Exchange Right" has the meaning ascribed thereto in Section 5.1(a);

"Exchangeco" has the meaning ascribed thereto in the introductory paragraph;

"Indemnified Parties" has the meaning ascribed thereto in Section 8.1(a);

"Insolvency Event" means (i) the institution by Exchangeco of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound up, or the consent of Exchangeco to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, (ii) the filing by Exchangeco of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by Exchangeco to contest in good faith any such proceedings commenced in respect of Exchangeco within 30 days of becoming aware thereof, or the consent by Exchangeco to the filing of any such petition or to the appointment of a receiver, (iii) the making by Exchangeco of a general assignment for the benefit of creditors, or the admission in writing by Exchangeco of its inability to pay its debts generally as they become due, or (iv) Exchangeco not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 27.6(a)(iii) of the Exchangeable Share Provisions specified in a retraction request delivered to Exchangeco in accordance with Section 27.6 of the Exchangeable Share Provisions;

"Liquidation Event" has the meaning ascribed thereto in Section 5.10(a);

"Liquidation Event Effective Date" has the meaning ascribed thereto in Section 5.10(c);

"List" has the meaning ascribed thereto in Section 4.6;

"Officer's Certificate" means, with respect to the Parent, Callco or Exchangeco, as the case may be, a certificate signed by any one of the chairman of the board, the president,  the chief executive officer, the chief financial officer or any other executive officer of the Parent, Callco or Exchangeco, as the case may be;

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"Other Corporation" has the meaning ascribed thereto in Section 10.4(c);

"Other Shares" has the meaning ascribed thereto in Section 10.4(c);

"Parent" has the meaning ascribed thereto in the introductory paragraph;

"Parent Consent" has the meaning ascribed thereto in Section 4.2;

"Parent Meeting" has the meaning ascribed thereto in Section 4.2;

"Parent Share" has the meaning ascribed thereto in Recital B;

"Parent Successor" has the meaning ascribed thereto in Section 10.1(a);

"Privacy Laws" has the meaning ascribed thereto in Section 6.17;

"Retracted Shares" has the meaning ascribed thereto in Section 5.7;

"Special Voting Share" means the special voting share in the capital of the Parent, issued by the Parent to the Trustee in certificated form, which, at any time, entitles the holder of record to that number of votes at meetings of holders of Parent Shares equal to the number of Exchangeable Shares outstanding at such time (excluding Exchangeable Shares held by the Parent and its subsidiaries);

"Support Agreement" means the support agreement dated the date hereof between the Parent, Callco and Exchangeco, substantially in the form of Schedule D to the Exchange Agreement;

"Trust Estate" means the Special Voting Share, any other securities, the Exchange Right, the Automatic Exchange Right and any money or other property which may flow through the Trustee from time to time pursuant to this Agreement;

"Trust" means the trust created by this Agreement;

"Trustee" has the meaning ascribed thereto in the introductory paragraph; and

"Voting Rights" means the voting rights attached to the Special Voting Share.

1.2

Interpretation Not Affected by Headings

The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.  Unless otherwise specified, references to an "Article" or "Section" refer to the specified Article or Section of this Agreement.

1.3

Number, Gender, etc.

Unless the context otherwise clearly requires, words used herein importing the singular include the plural and vice versa and words imparting any gender shall include all genders.

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1.4

Date for any Action

If any date on which any action is required to be taken hereunder by any person is not a Business Day, then such action shall be required to be taken on the next succeeding day which is a Business Day.

ARTICLE 2
PURPOSE OF AGREEMENT

2.1

Establishment of Trust

The purpose of this Agreement is to create the Trust for the benefit of the Beneficiaries as herein provided.  The Parent, as the settlor of the Trust, hereby appoints the Trustee as trustee of the Trust.  The Trustee shall hold the Special Voting Share in order to enable the Trustee to exercise the Voting Rights and shall hold the Exchange Right and the Automatic Exchange Right in order to enable the Trustee to exercise or enforce such rights, in each case as trustee for and on behalf of the Beneficiaries as provided in this Agreement.

ARTICLE 3
SPECIAL VOTING SHARE

3.1

Issue and Ownership of the Special Voting Share

Promptly following execution and delivery of this Agreement, the Parent shall issue to the Trustee in certificated form the Special Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this Agreement.  The Parent hereby acknowledges receipt from the Trustee, as trustee for and on behalf of the Beneficiaries, of $1.00 and other good and valuable consideration (and the adequacy thereof) for the issuance of the Special Voting Share by the Parent to the Trustee.  During the term of the Trust, and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Special Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Special Voting Share; provided, however, that:

(a)

the Trustee shall hold the Special Voting Share and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

(b)

except as specifically authorized by this Agreement, the Trustee shall have no power or authority to sell, transfer, vote or otherwise deal in or with the Special Voting Share and the Special Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

3.2

Legended Share Certificates

Exchangeco shall cause each certificate representing Exchangeable Shares to bear a legend notifying the Beneficiary of such shares of his, her or its right to instruct the Trustee with respect to the exercise of that portion of the Voting Rights which corresponds to the number of Exchangeable Shares held by each such Beneficiary.

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ARTICLE 4
EXERCISE OF VOTING RIGHTS

4.1

Voting Rights

The Trustee, as the holder of record of the Special Voting Share, shall be entitled to exercise all of the Voting Rights, including the right to consent to or vote in person or by proxy the Special Voting Share, on any matter, question, proposal or proposition whatsoever that may properly come before the shareholders of the Parent at a Parent Meeting or is the subject of a Parent Consent.  The Voting Rights shall be and remain vested in and exercised by the Trustee subject to the terms of this Agreement.  Subject to Section 6.15:

(a)

the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Beneficiaries on the record date established by the Parent or by applicable law for such Parent Meeting or Parent Consent who are entitled to instruct the Trustee as to the voting thereof; and

(b)

to the extent that no instructions are received from a Beneficiary with respect to the Voting Rights in respect of which such Beneficiary is entitled to instruct the Trustee, the Trustee shall not exercise or permit the exercise of such Voting Rights.

4.2

Number of Votes

With respect to all meetings of shareholders of the Parent at which holders of Parent Shares are entitled to vote (each, a "Parent Meeting") and with respect to all written consents sought from holders of Parent Shares (each, a "Parent Consent"), each Beneficiary shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, that number of votes equal to the Equivalent Vote Amount for each Exchangeable Share owned of record by such Beneficiary at the close of business on the record date established by the Parent or by applicable law for such Parent Meeting or Parent Consent, as the case may be (collectively, the "Beneficiary Votes"), in respect of each matter, question, proposal or proposition to be voted on at such Parent Meeting or consented to in connection with such Parent Consent.

4.3

Mailings to Shareholders

(a)

With respect to each Parent Meeting or Parent Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as the Parent utilizes in communications to holders of Parent Shares, subject to applicable regulatory requirements and provided that such manner of communication is reasonably available to the Trustee )  to each Beneficiary named in the applicable List on the same day as the mailing (or other communication) with respect thereto is commenced by the Parent to its shareholders:

(i)

a copy of such mailing, together with any related materials, including any proxy or information statement or listing particulars, to be provided to shareholders of the Parent;

(ii)

a statement that such Beneficiary is entitled to instruct the Trustee as to the exercise of the Beneficiary Votes with respect to such Parent Meeting or Parent Consent or, pursuant to Section 4.7, to attend such Parent Meeting and to exercise personally the Beneficiary Votes thereat;

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(iii)

a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give (A) a proxy to such Beneficiary or his, her or its designee to exercise personally such holder's Beneficiary Votes or (B) a proxy to a designated agent or other representative of the Parent to exercise such holder's Beneficiary Votes;

(iv)

a statement that if no such instructions are received from such Beneficiary, the Beneficiary Votes to which the Beneficiary is entitled will not be exercised;

(v)

a form of direction such Beneficiary may use to direct and instruct the Trustee as contemplated herein; and

(vi)

a statement of (A) the time and date by which such instructions must be received by the Trustee in order for such instructions to be binding upon the Trustee, which in the case of a Parent Meeting shall not be earlier than the close of business on the Business Day immediately prior to the date by which the Parent has required proxies to be deposited for such meeting, and (B) of the method for revoking or amending such instructions.

(b)

The materials referred to in this Section 4.3 shall be provided to the Trustee by the Parent, and the materials referred to in Sections 4.3(a)(ii), 4.3(a)(iii), 4.3(a)(iv), 4.3(a)(v) and 4.3(a)(vi) shall (if reasonably practicable to do so) be subject to reasonable comment by the Trustee in a timely manner. Subject to the foregoing, the Parent shall ensure that the materials to be provided to the Trustee are provided in sufficient time to permit the Trustee to comment as aforesaid and to send all materials to each Beneficiary at the same time as such materials are first sent to holders of Parent Shares.  The Parent agrees not to communicate with holders of Parent Shares with respect to the materials referred to in this Section 4.3 otherwise than by mail unless such method of communication is also reasonably available to the Trustee for communication with the Beneficiaries. Notwithstanding the foregoing, the Parent may, at its option, exercise or cause to be exercised the duties of the Trustee to deliver copies of all materials to all Beneficiaries as required by this Section 4.3 so long as, in each case, the Parent delivers a certificate to the Trustee stating that the Parent has undertaken to perform the obligations of the Trustee set forth in this Section 4.3.

(c)

For the purpose of determining the number of Beneficiary Votes to which a Beneficiary is entitled in respect of any Parent Meeting or Parent Consent, the number of Exchangeable Shares owned of record by the Beneficiary shall be determined at the close of business on the record date established by the Parent or by applicable law for purposes of determining shareholders entitled to vote at such Parent Meeting or in respect of such Parent Consent.  The Parent shall notify the Trustee of any decision of the board of directors of the Parent with respect to the calling of any Parent Meeting or any Parent Consent and shall provide all necessary information and materials to the Trustee in each case promptly and, in any event, in sufficient time to enable the Trustee to perform the obligations of the Trustee set forth in this Section 4.3.

4.4

Copies of Shareholder Information

The Parent shall deliver to the Trustee copies of all proxy materials (including notices of Parent Meetings but excluding proxies to vote Parent Shares), information statements, reports (including

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all interim and annual financial statements) and other written communications that, in each case, are to be distributed by the Parent from time to time to holders of Parent Shares in sufficient quantities and in sufficient time so as to enable the Trustee to send or cause to send those materials to each Beneficiary at the same time as such materials are first sent to holders of Parent Shares.  The Trustee shall mail or otherwise send to each Beneficiary on the list as of the record date established for the meeting, at the expense of the Parent, copies of all such materials (and all materials specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by the Parent) received by the Trustee from the Parent contemporaneously with the sending of such materials to holders of Parent Shares.  The Trustee shall also make available for inspection by any Beneficiary at the Trustee's principal office in Toronto, Ontario all proxy materials, information statements, reports and other written communications that are:

(a)

received by the Trustee as the registered holder of the Special Voting Share and made available by the Parent generally to the holders of Parent Shares; or

(b)

specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by the Parent.

Notwithstanding the foregoing, the Parent may, at its option, exercise the duties of the Trustee to deliver copies of all such materials to all Beneficiaries as required by this Section 4.4 so long as, in each case, the Parent delivers a certificate to the Trustee stating that the Parent has undertaken to perform the obligations of the Trustee set forth in this Section 4.4.

4.5

Other Materials

As soon as reasonably practicable after receipt by the Parent or shareholders of the Parent (if such receipt is known by the Parent) of any material sent or given by or on behalf of a third party to holders of Parent Shares generally, including dissident proxy and information circulars (and related information and material) and take-over bid and securities exchange take-over bid circulars (and related information and material), provided such material has not been sent to the Beneficiaries by or on behalf of such third party, the Parent shall use its reasonable efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Beneficiaries by such third party) to each Beneficiary as soon as possible thereafter.  As soon as reasonably practicable after receipt thereof, the Trustee shall mail or otherwise send to each Beneficiary, at the expense of the Parent, copies of all such materials received by the Trustee from the Parent.  The Trustee shall also make available for inspection by any Beneficiary at the Trustee's principal office in Toronto, Ontario copies of all such materials.  Notwithstanding the foregoing, the Parent may, at its option, exercise the duties of the Trustee to deliver copies of all such materials to all Beneficiaries as required by this Section 4.5 so long as, in each case, the Parent delivers a certificate to the Trustee stating that the Parent has undertaken to perform the obligations of the Trustee set forth in this Section 4.5.

4.6

List of Persons Entitled to Vote

Exchangeco shall, (a) prior to each annual, general and special Parent Meeting or the seeking of any Parent Consent and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Beneficiaries arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Parent Meeting or Parent Consent, at the close of business on the record date established by the Parent or pursuant to applicable law for determining the holders of Parent Shares entitled to receive notice of and/or to vote at such Parent Meeting or to give consent in

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connection with such Parent Consent.  Each such List shall be delivered to the Trustee promptly after receipt by Exchangeco of such request or the record date for such meeting or consent, as the case may be, and, in any event, within sufficient time as to permit the Trustee to perform its obligations under this Agreement. The Parent agrees to give Exchangeco notice (with a copy to the Trustee) of the calling of any Parent Meeting or the seeking of any Parent Consent, together with the record date therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent, so as to enable Exchangeco to perform its obligations under this Section 4.6.

4.7

Entitlement to Direct Votes

Subject to Section 4.8 and Section 4.11, any Beneficiary named in a List prepared in connection with any Parent Meeting or Parent Consent shall be entitled to (a) instruct the Trustee in the manner described in Section 4.2 with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled, (b)  in the case of a Parent Meeting, attend such meeting and personally exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Beneficiary Votes to which such Beneficiary is entitled or (c) in the case of a Parent Meeting, appoint a third party as the proxy of the Trustee to attend such meeting and exercise thereat the Beneficiary Votes to which such Beneficiary is entitled except, in each case, to the extent that such Beneficiary has transferred the ownership of any Exchangeable Shares in respect of which such Beneficiary is entitled to Beneficiary Votes after the close of business on the record date for such meeting or seeking of consent.

4.8

Voting by Trustee and Attendance of Trustee Representative at Meeting

(a)

In connection with each Parent Meeting and Parent Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to Section 4.2, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions) other than any Beneficiary Votes that are the subject of Section 4.8(b); provided, however, that such written instructions are received by the Trustee from the Beneficiary prior to the time and date fixed by the Trustee for receipt of such instruction in the notice given by the Trustee to the Beneficiary pursuant to Section 4.3.

(b)

To the extent so instructed in accordance with the terms of this Agreement, the Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights enabling a Beneficiary to attend a Parent Meeting.  Upon submission by a Beneficiary (or its designee) named in the List prepared in connection with the relevant meeting of identification satisfactory to the Trustee's representative, and at the Beneficiary's request, such representative shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either (i) has not previously given the Trustee instructions pursuant to Section 4.3 in respect of such meeting or (ii) submits to such representative written revocation of any such previous instructions.  At such meeting, the Beneficiary (or its designee) exercising such Beneficiary Votes in accordance with such proxy shall have the same rights in respect of such Beneficiary Votes as the Trustee to speak at the meeting in favour of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

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4.9

Distribution of Written Materials

Any written materials distributed by the Trustee to the Beneficiaries pursuant to this Agreement shall be sent by mail (or otherwise communicated in the same manner as the Parent utilizes in communications to holders of Parent Shares, subject to applicable regulatory requirementsprovided such manner of communications is reasonably available to the Trustee) to each Beneficiary at its address as shown on the register of holders of Exchangeable Shares maintained by the registrar.  In connection with each such distribution, Exchangeco shall provide or cause to be provided to the Trustee for purposes of communication, on a timely basis and without charge or other expense, (a) a current List and (b) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this Agreement.  Exchangeco's obligations under this Section 4.9 shall be deemed satisfied to the extent the Parent exercises its option to perform the duties of the Trustee to deliver copies of materials to each Beneficiary and Exchangeco provides the required information and materials to the Parent.

4.10

Termination of Voting Rights

Except as otherwise provided in the Exchangeable Share Provisions, all of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct the Trustee as to the voting of or to vote personally such Beneficiary Votes, shall lapse and be deemed to be surrendered by the Beneficiary to the Parent or Callco, as the case may be, and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon:

(a)

the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Beneficiary of the Exchange Right;

(b)

the occurrence of the automatic exchange of Exchangeable Shares for Parent Shares, as specified in Article 5;

(c)

the retraction or redemption of Exchangeable Shares pursuant to Section 27.6 or 27.7 of the Exchangeable Share Provisions;

(d)

the effective date of the liquidation, dissolution or winding-up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs pursuant to Section 27.5 of the Exchangeable Share Provisions; or

(e)

the purchase of Exchangeable Shares from the holder thereof by the Parent or Callco, as the case may be, pursuant to the exercise by the Parent or Callco of the Liquidation Call Right, the Redemption Call Right, the Change of Law Call Right or the Retraction Call Right (unless, in any case, the Parent or Callco, as the case may be, shall not have delivered the requisite consideration deliverable in exchange therefor).

4.11

Disclosure of Interest in Exchangeable Shares

The Trustee or Exchangeco shall be entitled to require any Beneficiary or any person whom the Trustee or Exchangeco, as the case may be, knows or has reasonable cause to believe holds any interest whatsoever in an Exchangeable Share to (a) confirm that fact or (b) give such details as to whom has an interest in such Exchangeable Share, in each case as would be required (if the Exchangeable Shares were a class of "equity shares" of Exchangeco) under the constating

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documents of the Parent or any laws or regulations applicable to Exchangeco and/or the Parent, or pursuant to the rules or regulations of any regulatory agency applicable to Exchangeco and/or the Parent, if and only to the extent that the Exchangeable Shares were Parent Shares.  If a Beneficiary does not provide the information required to be provided by such Beneficiary pursuant to this Section 4.11, the board of directors of the Parent may take any action permitted under the constating documents of the Parent or any laws or regulations applicable to Exchangeco and/or the Parent, or pursuant to the rules or regulations of any regulatory agency applicable to Exchangeco and/or the Parent, with respect to the Voting Rights relating to the Exchangeable Shares held by such Beneficiary.

ARTICLE 5
EXCHANGE AND AUTOMATIC EXCHANGE

5.1

Grant and Ownership of the Exchange Right and Automatic Exchange Right

(a)

The Parent and, in the case of the Exchange Right, Callco hereby grant to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries (i) the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require the Parent or Callco to purchase from each or any Beneficiary all or any part of the Exchangeable Shares held by such Beneficiary, all in accordance with the provisions of this Agreement, and (ii) the Automatic Exchange Right.  Each of the Parent and, in the case of the Exchange Right, Callco hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Right by the Parent or Callco, as the case may be, to the Trustee.

(b)

During the term of the Trust, and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Right and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Right, provided that the Trustee shall:

(i)

hold the Exchange Right and the Automatic Exchange Right and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

(ii)

except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Right, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which the Trust is created pursuant to this Agreement.

(c)

The obligations of the Parent and Exchangeco to issue Parent Shares pursuant to the Automatic Exchange Right or the Exchange Right are subject to all applicable laws and regulatory or stock exchange requirements.

5.2

Legended Share Certificates

Exchangeco shall cause each certificate representing Exchangeable Shares to bear a legend notifying the Beneficiary in respect of the Exchangeable Shares represented by such certificate of

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(a) his, her or its right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by such Beneficiary and (b) the Automatic Exchange Right.

5.3

General Exercise of Exchange Right

The Exchange Right shall be and remain vested in and exercisable by the Trustee.  Subject to Section 6.14, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Beneficiaries entitled to instruct the Trustee as to the exercise thereof.  To the extent that no instructions are received from any Beneficiary with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

5.4

Purchase Price

The purchase price payable by the Parent or Callco, as the case may be, for each Exchangeable Share to be purchased by the Parent or Callco, as the case may be, pursuant to the exercise of the Exchange Right shall be an amount per share equal to the Exchangeable Share Price on the last Business Day prior to the day of the closing of the purchase and sale of such Exchangeable Share pursuant to such exercise of the Exchange Right, which price may be satisfied only by the Parent or Callco, as the case may be, delivering or causing to be delivered to the Trustee, on behalf of the relevant Beneficiary, the Exchangeable Share Consideration representing such Exchangeable Share Price. For further clarity, the Trustee is not required to perform any calculations with regards to the Exchange Right.

5.5

Exercise Instructions

Subject to the terms and conditions set forth herein, a Beneficiary shall be entitled upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Beneficiary.  In order to cause the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of a Beneficiary, such Beneficiary shall deliver to the Trustee, in person or by certified or registered mail, at its principal office in Toronto, Ontario or at such other place as the Trustee may from time to time designate by written notice to the Beneficiaries, the certificates representing the Exchangeable Shares which such Beneficiary desires the Parent or Callco to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as may be required to effect a transfer of the Exchangeable Shares under the Business Corporations Act (British Columbia), the constating documents of Exchangeco and such additional documents and instruments as the Parent, Exchangeco or the Trustee may reasonably require together with:

(a)

a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Beneficiary thereby instructs the Trustee to exercise the Exchange Right so as to require the Parent or Callco to purchase from the Beneficiary the number of Exchangeable Shares specified therein, (ii) that such Beneficiary has good title to and owns all such Exchangeable Shares to be acquired by the Parent or Callco free and clear of all liens, claims, security interests and encumbrances, (iii) the names in which the certificates representing Parent Shares issuable in connection with the exercise of the Exchange Right are to be issued and (iv) the names and addresses of the persons to whom such new certificates should be delivered; and

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(b)

payment (or evidence satisfactory to the Parent, Exchangeco and the Trustee of payment) of the taxes (if any) payable as contemplated by Section 5.8 of this Agreement.

If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by the Parent or Callco pursuant to the exercise of the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder by the Transfer Agent for the Exchangeable Shares at the expense of Exchangeco.

5.6

Delivery of Parent Shares; Effect of Exercise

Promptly after the receipt by the Trustee of the certificates representing the Exchangeable Shares which a Beneficiary desires the Parent or Callco to purchase pursuant to the exercise of the Exchange Right, together with a notice of exercise and such other documents and instruments specified by Section 5.5, the Trustee shall notify the Parent, Callco and Exchangeco of its receipt of the same, which notice to the Parent, Callco and Exchangeco shall constitute exercise of the Exchange Right by the Trustee on behalf of such Beneficiary in respect of such Exchangeable Shares, and the Parent or Callco, as the case may be, shall promptly thereafter deliver or cause to be delivered to the Trustee, for delivery to such Beneficiary (or to such other persons, if any, properly designated by such Beneficiary) the Exchangeable Share Consideration deliverable in connection with such exercise of the Exchange Right; provided, however, that no such delivery shall be made unless and until the Beneficiary requesting the same shall have paid (or provided evidence satisfactory to the Parent, Callco, Exchangeco and the Trustee of the payment of) the taxes (if any) payable as contemplated by Section 5.8 of this Agreement.  Immediately upon the giving of notice by the Trustee to the Parent, Callco and Exchangeco of any exercise of the Exchange Right, as provided in this Section 5.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Beneficiary in respect of such Exchangeable Shares shall be deemed to have transferred to the Parent or Callco, as the case may be, all of such Beneficiary's right, title and interest in and to such Exchangeable Shares and in the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total Exchangeable Share Consideration in respect of such Exchangeable Shares, unless such Exchangeable Share Consideration is not delivered by the Parent or Callco, as the case may be, to the Trustee for delivery to such Beneficiary (or to such other person, if any, properly designated by such Beneficiary) within five Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Beneficiary shall remain unaffected until such Exchangeable Share Consideration is so delivered.  Upon delivery of such Exchangeable Share Consideration to the Trustee, the Trustee shall promptly deliver such Exchangeable Share Consideration to such Beneficiary (or to such other person, if any, properly designated by such Beneficiary).  Concurrently with the closing of the transaction of purchase and sale contemplated by such exercise of the Exchange Right, the Beneficiary shall be considered and deemed for all purposes to be the holder of the Parent Shares delivered to it pursuant to such exercise of the Exchange Right.

5.7

Exercise of Exchange Right Subsequent to Retraction

In the event that a Beneficiary has exercised its retraction right under Section 27.7 the Exchangeable Share Provisions to require Exchangeco to redeem any or all of the Exchangeable Shares held by the Beneficiary (the "Retracted Shares") and, (a) is notified by Exchangeco pursuant to the Exchangeable Share Provisions that Exchangeco will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares; (b) provided that neither the Parent nor Callco shall have exercised its Retraction Call Right with respect to the

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Retracted Shares; and (c) that the Beneficiary shall not have revoked the retraction request delivered by the Beneficiary to Exchangeco pursuant to the Exchangeable Share Provisions, Exchangeco and the Beneficiary shall be required to provide the Trustee of written notice that (a) and (b) herein have occurred and further provided the Beneficiary has confirmed (c) herein to the Trustee, then  the retraction request will constitute and will be deemed to constitute notice from the Beneficiary to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares that Exchangeco is unable to redeem.  In any such event, Exchangeco hereby agrees with the Trustee, and in favour of the Beneficiary, promptly to notify the Trustee of such prohibition against Exchangeco  and non-exercise of Retraction Call Rights by the Parent or Callco and to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Beneficiary to Exchangeco or to the Transfer Agent in connection with such proposed redemption of the Retracted Shares and the Trustee will upon confirmation from the Beneficiary of their non-revocation of the retraction request, exercise the Exchange Right with respect to the Retracted Shares that Exchangeco is not permitted to redeem and will require the Parent or, at the option of the Parent, Callco to purchase such shares in accordance with the provisions of this Article 5.

5.8

Stamp or Other Transfer Taxes

Upon any sale of Exchangeable Shares to the Parent pursuant to the exercise of the Exchange Right or the Automatic Exchange Right, the share certificate or certificates representing the Parent Shares to be delivered in connection with the payment of the purchase price therefor shall be issued in the name of the Beneficiary in respect of the Exchangeable Shares so sold or, if permitted under applicable law, in such names as such Beneficiary may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold; provided, however, that such Beneficiary (a) shall pay (and none of the Parent, Callco, Exchangeco or the Trustee shall be required to pay) any documentary, stamp, transfer of other taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Beneficiary or (b) shall have evidenced to the satisfaction of the Parent, Callco, Exchangeco and the Trustee that such taxes (if any) have been paid.

5.9

Notice of Insolvency Event

As soon as practicable following the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, the Parent and Exchangeco shall give written notice thereof to the Trustee.  As soon as practicable after receiving notice from the Parent or Exchangeco of the occurrence of an Insolvency Event, or upon the Trustee otherwise becoming aware of an Insolvency Event, the Trustee shall mail to each Beneficiary, at the expense of the Parent (such funds to be received in advance), a notice of such Insolvency Event in the form provided by the Parent, which notice shall contain a brief statement of the rights of the Beneficiaries with respect to the Exchange Right.

5.10

Automatic Exchange on Liquidation of the Parent

(a)

The Parent shall give the Trustee written notice of each of the following events (each, a "Liquidation Event") at the time set forth below:

(i)

in the event of any determination by the board of directors of the Parent to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Parent or to effect any other distribution of assets of the Parent among its shareholders for the purpose of winding up its affairs, at least 30 days

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prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

(ii)

as soon as practicable following the earlier of (A) receipt by the Parent of notice of and (B) the Parent otherwise becoming aware of any instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Parent or to effect any other distribution of assets of the Parent among its shareholders for the purpose of winding up its affairs, in each case where the Parent has failed to contest in good faith any such proceeding commenced in respect of the Parent within 10 days of becoming aware thereof.

(b)

As soon as practicable following receipt by the Trustee from the Parent of notice of a Liquidation Event, the Trustee shall give notice thereof to the Beneficiaries.  Such notice shall be provided by the Parent to the Trustee and shall include a brief description of the automatic exchange of Exchangeable Shares for Parent Shares provided for in Section 5.10(c) (the "Automatic Exchange Right").

(c)

In order that the Beneficiaries will be able to participate on a pro rata basis with the holders of Parent Shares in the distribution of assets of the Parent in connection with a Liquidation Event, immediately prior to the effective date (the "Liquidation Event Effective Date") of a Liquidation Event, each of then outstanding Exchangeable Shares (other than Exchangeable Shares held by the Parent and its affiliates) shall be automatically exchanged for one Parent Share.  To effect such automatic exchange, the Parent shall purchase each such Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Date, and each Beneficiary shall sell each Exchangeable Shares held by it at such time, free and clear of any lien, claim or encumbrance, for a purchase price per share equal to the Exchangeable Share Price on the last Business Day immediately prior to the Liquidation Event Effective Date, which price shall be satisfied in full by the Parent delivering to such holder the Exchangeable Share Consideration representing such Exchangeable Share Price.

(d)

The closing of the transaction of purchase and sale contemplated by any exercise of the Automatic Exchange Right shall be deemed to have occurred at the close of business on the Business Day immediately prior to the Liquidation Event Effective Date, and each Beneficiary shall be deemed to have transferred to the Parent all of such Beneficiary's right, title and interest in and to the Exchangeable Shares held by such Beneficiary free and clear of any lien, claim or encumbrance and the related interest in the Trust Estate and each such Beneficiary shall cease to be a holder of such Exchangeable Shares and the Parent shall deliver or cause to be delivered to the Trustee, for delivery to such Beneficiary, the Exchangeable Share Consideration deliverable to such Beneficiary upon such exercise of the Automatic Exchange Right.  Concurrently with each such Beneficiary ceasing to be a holder of Exchangeable Shares, such Beneficiary shall be considered and deemed for all purposes to be the holder of the Parent Shares included in the Exchangeable Share Consideration to be delivered to such Beneficiary and the certificates held by such Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with the Parent pursuant to the exercise of the Automatic Exchange Right shall thereafter be deemed to represent the Parent Shares issued to such Beneficiary by the Parent pursuant to the exercise of the Automatic Exchange Right.  Upon the request of any Beneficiary and the surrender by such Beneficiary of Exchangeable Share certificates deemed to represent Parent Shares, duly endorsed in

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blank and accompanied by such instruments of transfer as the Parent may reasonably require, the Parent shall deliver or cause to be delivered to such Beneficiary certificates representing the Parent Shares of which the Beneficiary is the holder.

5.11

Withholding Rights

The Parent, Callco and Exchangeco shall be entitled to deduct and withhold from any dividend, distribution, price or other consideration otherwise payable under this Agreement to any holder of Exchangeable Shares or Parent Shares such amounts as the Parent, Callco or Exchangeco is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada) or United States tax laws or any provision of provincial, state, local or foreign tax Law, in each case as amended or succeeded. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing agency. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Parent, Callco or Exchangeco are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to the Parent, Callco or Exchangeco as the case may be, to enable it to comply with such deduction or withholding requirement and the Parent, Callco or Exchangeco as the case may be, shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale.

ARTICLE 6
CONCERNING THE TRUSTEE

6.1

Powers and Duties of the Trustee

(a)

The rights, powers, duties and authorities of the Trustee under this Agreement, in its capacity as Trustee of the Trust, shall include:

(i)

receipt and deposit of the Special Voting Share from the Parent as trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

(ii)

granting proxies and distributing materials to Beneficiaries as provided in this Agreement;

(iii)

voting the Beneficiary Votes in accordance with the provisions of this Agreement;

(iv)

receiving the grant of the Exchange Right from the Parent and Callco, and the Automatic Exchange Right from the Parent, as trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

(v)

exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Right, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from Beneficiaries any requisite documents and distributing to such Beneficiaries the Exchangeable Share Consideration to which such Beneficiaries are entitled pursuant to the

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exercise of the Exchange Right or the Automatic Exchange Right, as the case may be;

(vi)

holding title to the Trust Estate;

(vii)

taking action at the direction of a Beneficiary or Beneficiaries to enforce the obligations of the Parent, Callco and Exchangeco under this Agreement in accordance with Section 6.5 herein; and

(viii)

taking such other actions and doing such other things as are specifically provided in this Agreement to be carried out by the Trustee.

(b)

In the exercise of such rights, powers, duties and authorities, the Trustee shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith has been instructed by the Beneficiaries or counsel are, appropriate or desirable to effect the purpose of the Trust.

(c)

The Trustee, in exercising its rights, powers, duties and authorities hereunder, shall act honestly and in good faith and with a view to the best interests of the Beneficiaries and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

(d)

The Trustee shall not be bound to give notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do, or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee, and in the absence of such notice the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

6.2

No Conflict of Interest

The Trustee represents to the Parent, Callco and Exchangeco that, to the best of its knowledge and belief at the date of execution and delivery of this Agreement, there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity.  The Trustee shall, within 90 days after it becomes aware that such material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 9.  If, notwithstanding the foregoing provisions of this Section 6.2, the Trustee has such a material conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest and  any interested party may apply to the Ontario Superior Court of Justice for an order that the Trustee be replaced as trustee hereunder.

6.3

Dealings with Transfer Agents, Registrars, etc.

(a)

Each of the Parent, Callco and Exchangeco irrevocably authorizes the Trustee, from time to time, to:

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(i)

consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and Parent Shares; and

(ii)

requisition, from time to time, from any such registrar or transfer agent, any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement.

(b)

Each of the Parent and Callco covenants that it shall supply the Trustee or its transfer agent, as the case may be, in a timely manner with duly executed share certificates for the purpose of completing the exercise from time to time of all rights to acquire Parent Shares hereunder, under the Exchangeable Share Provisions and under any other security or commitment given to the Beneficiaries pursuant thereto, in each case pursuant to the provisions hereof or of the Exchangeable Share Provisions or otherwise.

6.4

Books and Records

The Trustee shall keep available for inspection by the Parent, Callco and Exchangeco at the Trustee's principal office in Toronto, Ontario correct and complete books and records of account relating to the Trustee's actions under this Agreement, including all relevant data relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Exchange Right and the Automatic Exchange Right.

6.5

Indemnification Prior to Certain Actions by Trustee

(a)

The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to the Trustee any such funding, security and indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Special Voting Share pursuant to Article 4, subject to Section 6.14, and with respect to the Exchange Right and the Automatic Exchange Right pursuant to Article 5.

(b)

None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security and indemnified as aforesaid.

6.6

Action of Beneficiaries

No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 6.4 and the Trustee shall have failed to act within a reasonable time thereafter.  In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or

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to enforce any right hereunder or the Voting Rights, the Exchange Right or the Automatic Exchange Right except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

6.7

Reliance Upon Declarations

The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions or reports furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such statutory declarations, certificates, opinions or reports comply with the provisions of Section 6.8, if applicable, and with any other applicable provisions of this Agreement.

6.8

Evidence and Authority to Trustee

(a)

The Parent, Callco and/or Exchangeco shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by the Parent, Callco and/or Exchangeco or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including in respect of the Voting Rights, the Exchange Right or the Automatic Exchange Right and the taking of any other action to be taken by the Trustee at the request of or on the application of the Parent, Callco and/or Exchangeco promptly if and when:

(i)

such evidence is required by any other section of this Agreement to be furnished to the Trustee in accordance with the terms of this Section 6.8; or

(ii)

the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives the Parent, Callco and/or Exchangeco written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

(b)

Such evidence shall consist of an Officer's Certificate of the Parent, Callco and/or Exchangeco or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

(c)

Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Right or the taking of any other action to be taken by the Trustee at the request or on the application of the Parent, Callco and/or Exchangeco, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, attorney, auditor, accountant, appraiser, valuer or other expert or any other person whose qualifications give authority to a statement made by such person; provided, however, that if such report or opinion is furnished by a director, officer or employee of the Parent, Callco and/or Exchangeco it shall be in the form of an Officer's Certificate or a statutory declaration.

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(d)

Each statutory declaration, Officer's Certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

(i)

declaring that such person has read and understands the provisions of this Agreement relating to the condition in question;

(ii)

describing the nature and scope of the examination or investigation upon which such person based the statutory declaration, certificate, statement or opinion; and

(iii)

declaring that such person has made such examination or investigation as such person believes is necessary to enable such person to make the statements or give the opinions contained or expressed therein.

6.9

Experts, Advisers and Agents

The Trustee may:

(a)

in relation to this Agreement act and rely on the opinion or advice of or information obtained from any solicitor, attorney, auditor, accountant, appraiser, valuer or other expert (hereinafter, the  "Assistants"), whether retained by the Trustee or by the Parent, Callco and/or Exchangeco or otherwise, and may retain or employ such Assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid.  The fees of such Assistants shall form part of the reasonable fees of the Trustee hereunder and shall become payable in accordance with Article 7 herein;

(b)

employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder; and

(c)

pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all reasonable disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust.

6.10

Trustee Not Required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

6.11

Trustee Not Bound to Act on Request on Parent, Callco and/or Exchangeco’s Request

Except as in this Agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of the Parent, Callco and/or Exchangeco or of the respective directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

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6.12

Trustee not Bound to Act

The Trustee shall have the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Trustee, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline.  Further, should the Trustee, in its sole judgment, determine at any time that its acting under this Agreement has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on ten days written notice to the other parties to this Agreement, provided that (a) the Trustee's written notice shall describe the circumstances of such non-compliance and (b) if such circumstances are rectified to the Trustee's satisfaction within such ten day period, such resignation shall not be effective.

6.13

Authority to Carry on Business

The Trustee represents to the Parent, Callco and Exchangeco that, at the date of execution and delivery by it of this Agreement, it is authorized to carry on the business of a trust company in each of the Provinces and Territories of Canada but if, notwithstanding the provisions of this Section 6.13, it ceases to be so authorized to carry on business, the validity and enforceability of this Agreement granted in or resulting from the Trustee being a party to this Agreement shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in each of the Provinces or Territories of Canada, either become so authorized or resign in the manner and with the effect specified in Article 9.

6.14

Conflicting Claims

(a)

If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares, resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, in its sole discretion, to refuse to recognize or to comply with any such claims or demands.  In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Right, Automatic Exchange Right or other rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands.  The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

(i)

the rights of all adverse claimants with respect to the Voting Rights, Exchange Right, Automatic Exchange Right or other rights subject to such conflicting claims or demands have been adjudicated by a final judgement of a court of competent jurisdiction and all rights of appeal have expired; or

(ii)

all differences with respect to the Voting Rights, Exchange Right, Automatic Exchange Right or other rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement certified to be in full force and effect.

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(b)

If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond and other security satisfactory to the Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

6.15

Acceptance of Trust

The Trustee hereby accepts the Trust created and provided for, by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.

6.16

Third Party Interests

Each party to this Agreement hereby represents to the Trustee that any account to be opened by, or interest to be held by the Trustee in connection with this Agreement, for or to the credit of such party, either (a) is not intended to be used by or on behalf of any third party or (b) is intended to be used by or on behalf of a third party, in which case such party hereto agrees to complete and execute forthwith a declaration in the Trustee's prescribed form as to the particulars of such third party.

6.17

Privacy

The parties acknowledge that Canadian federal and/or provincial legislation that addresses the protection of individuals' personal information (collectively, "Privacy Laws") applies to obligations and activities under this Agreement.  Despite any other provision of this Agreement, no party shall take or direct any action that would contravene, or cause the others to contravene, applicable Privacy Laws.  The parties shall, prior to transferring or causing to be transferred personal information to the Trustee, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws.  The Trustee shall use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws. Specifically, the Trustee agrees (a) to have a designated chief privacy officer, (b) to maintain policies and procedures to protect personal information and to receive and respond to any privacy complaint or inquiry, (c) to use personal information solely for the purposes of providing its services under or ancillary to this Agreement and not to use it for any purpose except with the consent of or direction from the other parties or the individual involved, (d) not to sell or otherwise improperly disclose personal information to any third part and (e) to employ administrative, physical and technological safeguards to reasonably secure and protect personal information against loss, theft, or unauthorized access, use or modification.

ARTICLE 7
COMPENSATION

7.1

Fees and Expenses of the Trustee

The Parent, Callco and Exchangeco jointly and severally agree to pay the Trustee reasonable compensation for all of the services rendered by it under this Agreement and shall reimburse the Trustee for all reasonable expenses (including taxes (other than taxes based on the net income or capital of the Trustee), fees paid to legal counsel and other experts and advisors and agents and

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travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency, in each case reasonably incurred by the Trustee in connection with its duties under this Agreement; provided, however, that the Parent, Callco and Exchangeco shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation or any such proceedings in which the Trustee is determined to have acted in bad faith or with fraud, gross negligence or wilful misconduct.  This section shall survive the resignation or removal of the Trustee and the termination of this Agreement.

ARTICLE 8
INDEMNIFICATION AND LIMITATION OF LIABILITY

8.1

Indemnification of the Trustee

(a)

The Parent, Callco and Exchangeco jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this Agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including the reasonable expenses of the Trustee's legal counsel) which, without bad faith, fraud, gross negligence or wilful misconduct on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason or as a result of the Trustee's acceptance or administration of the Trust, its compliance or non-compliance with its duties set forth in this Agreement, or any written or oral instruction delivered to the Trustee by the Parent, Callco or Exchangeco pursuant hereto.

(b)

The Trustee shall promptly notify the Parent, Callco and Exchangeco of a claim or of any action commenced against any Indemnified Parties promptly after the Trustee or any of the Indemnified Parties shall have received written assertion of such a claim or action or have been served with a summons or other first legal process giving information as to the nature and basis of the claim or action; provided, however, that the omission to so notify the Parent, Callco or Exchangeco shall not relieve the Parent, Callco or Exchangeco of any liability which any of them may have to any Indemnified Party except to the extent that any such delay prejudices the defence of any such claim or action or results in any increase in the liability which the Parent, Callco or Exchangeco have under this indemnity.  Subject to (ii) below, the Parent, Callco and Exchangeco shall be entitled to participate at their own expense in the defence and, if the Parent, Callco and Exchangeco so elect at any time after receipt of such notice, any of them may assume the defence of any suit brought to enforce any such claim.  The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof, and the fees and expenses of such separate counsel shall be at the expense of the Parent, Callco and Exchangeco unless (i) the employment of such counsel has not been authorized by the Parent, Callco or Exchangeco, which authorization must not be unreasonably withheld  or (ii) the named parties to any such suit include both the Trustee and the Parent, Callco or Exchangeco and the Trustee shall have been advised by counsel acceptable to the Parent, Callco and Exchangeco that there may be one or more legal defences available to the Trustee that are different from or in addition to those available to the Parent, Callco or Exchangeco and that, in the judgement of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case the Parent, Callco and Exchangeco shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the

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Trustee).  This indemnity shall survive the termination of the Trust and the resignation or removal of the Trustee.

8.2

Limitation of Liability

The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate, except to the extent that such loss is attributable to the bad faith, fraud, gross negligence or wilful misconduct on the part of the Trustee.

ARTICLE 9
CHANGE OF TRUSTEE

9.1

Resignation

The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to the Parent, Callco and Exchangeco specifying the date on which it desires to resign, provided that such notice shall not be given less than 30 days before such desired resignation date unless the Parent, Callco and Exchangeco otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee.  Upon receiving such notice of resignation, the Parent, Callco and Exchangeco shall promptly appoint a successor trustee, which successor trustee shall be a corporation organized and existing under the laws of Canada and authorized to carry on the business of a trust company in all provinces and territories of Canada, by written notice of appointment of such successor trustee, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee.  Failing the appointment and acceptance of a successor trustee, a successor trustee may be appointed by order of a court of competent jurisdiction upon application of one or more of the parties to this Agreement.  If the retiring trustee is the party initiating an application for the appointment of a successor trustee by order of a court of competent jurisdiction, the Parent, Callco and Exchangeco shall be jointly and severally liable to reimburse the retiring trustee for its legal costs and expenses in connection with same.

9.2

Removal

The Trustee, or any trustee hereafter appointed, may (provided a successor trustee is appointed) be removed at any time on not less than 30 days' prior notice by written instrument executed by the Parent, Callco and Exchangeco, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee, provided that such removal shall not take effect until the date of acceptance of appointment by the successor trustee.

9.3

Successor Trustee

Any successor trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to the Parent, Callco and Exchangeco and to its predecessor trustee an instrument accepting such appointment.  Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with the like effect as if originally named as trustee in this Agreement.  However, on the written request of the Parent, Callco and Exchangeco or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due to it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor trustee all the rights

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and powers of the trustee so ceasing to act.  Upon the request of any such successor trustee, the Parent, Callco, Exchangeco and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.  Notwithstanding the foregoing, any corporation to which all or substantially all of the business of the Trustee is transferred shall automatically become the successor trustee without any further act.

9.4

Notice of Successor Trustee

Upon acceptance of appointment by a successor trustee as provided herein, the Parent, Callco and Exchangeco shall cause to be mailed notice of the succession of such trustee hereunder to each Beneficiary specified in a List.  If the Parent, Callco or Exchangeco shall fail to cause such notice to be mailed within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Parent, Callco and Exchangeco.

ARTICLE 10
THE PARENT SUCCESSORS

10.1

Certain Requirements in Respect of Combination, etc.

So long as any Exchangeable Shares not owned by the Parent or its affiliates are outstanding, the Parent shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, arrangement, amalgamation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom, provided that it may do so if:

(a)

such other person or continuing corporation (the "Parent Successor"), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, a trust agreement supplemental hereto and such other instruments (if any) as are necessary or advisable to evidence the assumption by the Parent Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of the Parent under this Agreement; and

(b)

such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Beneficiaries hereunder.

10.2

Vesting of Powers in Successor

Whenever the conditions of Section 10.1 have been duly observed and performed, the parties, if required by Section 10.1, shall execute and deliver the supplemental trust agreement provided for in Article 11 and thereupon the Parent Successor and such other person that may then be the issuer of the Parent Shares shall possess and from time to time may exercise each and every right and power of the Parent under this Agreement in the name of the Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board

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of directors of the Parent or any officers of the Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

10.3

Wholly-Owned Subsidiaries

Nothing herein shall be construed as preventing (a) the amalgamation or merger of any wholly-owned direct or indirect subsidiary of the Parent with or into the Parent, (b) the winding-up, liquidation or dissolution of any wholly-owned direct or indirect subsidiary of the Parent, provided that all of the assets of such subsidiary are transferred to the Parent or another wholly-owned direct or indirect subsidiary of the Parent, (c) any other distribution of the assets of any wholly-owned direct or indirect subsidiary of the Parent among the shareholders of such subsidiary for the purpose of winding up its affairs or (d) any such transactions which are expressly permitted by this Article 10.

10.4

Successor Transactions

Notwithstanding the foregoing provisions of this Article 10, in the event of a Parent Control Transaction:

(a)

in which the Parent merges or amalgamates with, or in which all or substantially all of the then outstanding Parent Shares are acquired by, one or more other corporations to which the Parent is, immediately before such merger, amalgamation or acquisition, "related" within the meaning of the Income Tax Act (Canada) (otherwise than by virtue of a right referred to in paragraph 251(5)(b) thereof);

(b)

which does not result in an acceleration of the Redemption Date in accordance with paragraph (ii) of that definition; and

(c)

in which all or substantially all of the then outstanding Parent Shares are converted into or exchanged for shares or rights to receive such shares (the "Other Shares") of another corporation (the "Other Corporation") that, immediately after such Parent Control Transaction, owns or controls, directly or indirectly, the Parent, then, (i) all references herein to "the Parent" shall thereafter be and be deemed to be references to "Other Corporation" and all references herein to "Parent Shares" shall thereafter be and be deemed to be references to "Other Shares" (with appropriate adjustments, if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption or retraction of such shares pursuant to the Exchangeable Share Provisions or Article 4 of the Exchange Agreement or exchange of such shares pursuant to this Agreement immediately subsequent to the Parent Control Transaction being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, redemption or retraction of such shares pursuant to the Exchangeable Share Provisions or Article 4 of the Exchange Agreement, or exchange of such shares pursuant to this Agreement had occurred immediately prior to the Parent Control Transaction and the Parent Control Transaction was completed) without any need to amend the terms and conditions of this Agreement and without any further action required and (ii) the Parent shall cause the Other Corporation to deposit one or more voting securities of such Other Corporation to allow Beneficiaries to exercise voting rights in respect of the Other Corporation substantially similar to those provided for in this Agreement.

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ARTICLE 11
AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

11.1

Amendments, Modifications, etc.

Subject to Section 11.2, this Agreement may not be amended or modified except by an agreement in writing executed by the Parent, Callco, Exchangeco and the Trustee and approved by the Beneficiaries in accordance with Section 27.11(b) of the Exchangeable Share Provisions.

11.2

Ministerial Amendments

Notwithstanding the provisions of Section 11.1, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the Beneficiaries, amend or modify this Agreement for the purposes of:

(a)

adding to the covenants of any or all parties hereto for the protection of the Beneficiaries if the board of directors of each of the Parent, Callco and Exchangeco shall be of the good faith opinion and the Trustee, acting on the advice of counsel, shall be of the opinion that such additions will not be prejudicial in any material respect to the rights or interests of the Beneficiaries as a whole;

(b)

evidencing the succession of Parent Successors and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 10;

(c)

making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions arising hereunder which, in the good faith opinion of the board of directors of each of the Parent, Callco and Exchangeco and in the opinion of the Trustee, relying on advice of counsel, it may be expedient to make, provided that each such board of directors and the Trustee, are provided advice from counsel that such amendments or modifications will not be prejudicial in any material respect to the rights or interests of the Beneficiaries as a whole; or

(d)

making such changes or corrections which, on the advice of counsel to the Parent, Callco, Exchangeco and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that each such board of directors and the Trustee are provided advice from counsel that such changes or corrections will not be prejudicial in any material respect to the rights or interests of the Beneficiaries as a whole.

11.3

Meeting to Consider Amendments

Exchangeco, at the request of the Parent, shall call a meeting or meetings of the Beneficiaries for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto.  Any such meeting or meetings shall be called and held in accordance with the constating documents of Exchangeco, the Exchangeable Share Provisions and all applicable laws.

11.4

Changes in Capital of the Parent and Exchangeco

At all times after the occurrence of any event contemplated pursuant to Section 2.7 or 2.8 of the Support Agreement or otherwise, as a result of which either Parent Shares or the Exchangeable

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Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

11.5

Execution of Supplemental Trust Agreements

Notwithstanding the provisions of Section 11.1, from time to time the Parent, Callco and Exchangeco (in each case, when authorized by a resolution of its board of directors) and the Trustee may, subject to the provisions of this Agreement, and they shall, when so directed by this Agreement, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a)

evidencing the succession of Parent Successors and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 10 and the successors of the Trustee or any successor trustee in accordance with the provisions of Article 9;

(b)

making any additions to, deletions from or alterations of the provisions of this Agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Right which, in the opinion of the Trustee, will not be prejudicial to the interests of the Beneficiaries or are, in the opinion of counsel to the Trustee, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to the Parent, Callco, Exchangeco, the Trustee or this Agreement; and

(c)

for any other purposes not inconsistent with the provisions of this Agreement, including to make or evidence any amendment or modification to this Agreement as contemplated hereby; provided that, in the opinion of the Trustee relying on advice from counsel, the rights of the Trustee and Beneficiaries will not be prejudiced thereby.

ARTICLE 12
TERMINATION

12.1

Term

The Trust created by this Agreement shall continue until the earliest to occur of the following events:

(a)

no outstanding Exchangeable Shares are held by a Beneficiary; and

(b)

each of the Parent, Callco and Exchangeco elects in writing to terminate the Trust and such termination is approved by the Beneficiaries in accordance with Section 27.11(b) of the Exchangeable Share Provisions.

12.2

Survival of Agreement

This Agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Beneficiary; provided, however, that the provisions of Article 7 and Article 8 shall survive any such termination of this Agreement.

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ARTICLE 13
GENERAL

13.1

Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

13.2

Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns and, subject to the terms hereof, to the benefit of the Beneficiaries.

13.3

Notices to Parties

Any notice and other communications required or permitted to be given pursuant to this Agreement shall be sufficiently given if delivered in person or if sent by facsimile or email transmission (provided such transmission is recorded as being transmitted successfully) to the parties at the following addresses:

(B)

if to the Exchangeco, Callco or the Parent:

iMedical Innovation

75 International Blvd., Suite 300

Toronto, Ontario M9W 6L0

Canada

Attention:

Waqaas Al-Siddiq

E-mail:

walsiddiq@biotricity.com

with a copy (which will not constitute notice) to:

Bennett Jones LLP

3400 One First Canadian Place
P.O. Box 130

Toronto, Ontario M5X 1A4

Canada

Attention:

Hugo Alves and Aaron Sonshine

Facsimile No.:

416.863.1716

E-mail:

AlvesH@bennettjones.com;

SonshineA@bennettjones.com

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and to:

Ruskin Moscou Faltischek, P.C.
1425 RXR Plaza
East Tower 15th Floor

Uniondale, NY 11556-1425

USA

Attention:

Stephen E. Fox

Facsimile No.:

516.663.6780

E-mail:

sfox@rmfpc.com

(a)

In the case of Trustee to:

Computershare Trust Company of Canada
100 University Avenue, 11th Floor
Toronto, ON  M5J 2Y1

Attention:

Manager, Corporate Trust
Email:

corporatetrust.toronto@computershare.com
Fax:

416 981-9777

or at such other address as the party to which such notice or other communication is to be given has last notified the party given the same in the manner provided in this section, and if not given the same shall be deemed to have been received on the date of such delivery or sending, provided in the case of the Trustee, the notice is received prior to 5pm on a Business Day and if after 5pm on a Business Day or a Day which is not a Business Day, it will be deemed received on the next Business Day.

13.4

Notice to Beneficiaries

Any notice, request or other communication to be given to a Beneficiary shall be in writing and shall be valid and effective if given by mail (postage pre-paid) or by delivery, to the address of the holder recorded in the securities register of Exchangeco or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder.  Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery.  Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares, or any defect in such notice, shall not invalidate or otherwise alter or affect any action or proceeding to be taken pursuant thereto.

13.5

Force Majeure

No party shall be liable to the other, or held in breach of this Agreement, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures).  Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 13.5.

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13.6

Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

13.7

Jurisdiction

This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

13.8

Attornment

Each of the Parent, Callco, Exchangeco and the Trustee agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the non-exclusive jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgement of the said courts and not to seek, and hereby waives, any review of the merits of any such judgement by the courts of any other jurisdiction, and the Parent hereby appoints Exchangeco at its registered office in the Province of Ontario as attorney for service of process.

13.9

Day Not a Business Day

In the event that any day on or before which any action required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

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IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written by their respective officers thereunto duly authorized.

BIOTRICITY INC. (formerly known as Metasolutions, Inc.)
Per:	/s/ Kazi Hasan
Name: Kazi Hasan Title: Chief Executive Officer

1061806 B.C. LTD.
Per:	/s/ Kazi Hasan
Name: Kazi Hasan Title: Authorized Signatory

1062024 B.C. LTD.
Per:	/s/ Kazi Hasan
Name: Kazi Hasan Title: Authorized Signatory

COMPUTERSHARE TRUST COMPANY OF CANADA

Per:	/s/ Lisa M. Kudo
Name: Lisa M. Kudo Title: Corporate Trust Officer

Per:	/s/ Danny Snider
Name: Danny Snider Title: Corporate Trust Officer

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